PACIFIC SELECT FUND

Prospectus dated May 1, 2006

This prospectus tells you about the Pacific Select Fund’s 33 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies. You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

International Value Portfolio	AllianceBernstein
International Small-Cap Portfolio	Batterymarch
Diversified Research Portfolio	Capital Guardian
Equity Portfolio	Capital Guardian
American Funds® Growth-Income Portfolio	Capital Research (adviser to the Master Growth-Income Fund)
American Funds® Growth Portfolio	Capital Research (adviser to the Master Growth Fund)
Technology Portfolio	Columbia Management
Short Duration Bond Portfolio	Goldman Sachs
Concentrated Growth Portfolio	Goldman Sachs
Diversified Bond Portfolio	JP Morgan
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Health Sciences Portfolio	Jennison
Mid-Cap Value Portfolio	Lazard
Large-Cap Growth Portfolio	Loomis Sayles
(formerly called Blue Chip Portfolio)
Capital Opportunities Portfolio	MFS
International Large-Cap Portfolio	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Fasciano Small Equity Portfolio	Neuberger Berman
Small-Cap Value Portfolio	NFJ
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Managed Bond Portfolio	PIMCO
Inflation Managed Portfolio	PIMCO
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
VN Small-Cap Value Portfolio	Vaughan Nelson

You should be aware that the Securities and Exchange Commission has not reviewed any of these portfolios for their investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

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Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (PL&A).

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PORTFOLIOS AT A GLANCE

This section is designed to help you understand the differences between the portfolios, including their investment goals, main investments and main risks and special considerations. You should also read the

PORTFOLIO AND MANAGER	INVESTMENT GOAL
International Value Portfolio AllianceBernstein	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.

International Small-Cap Portfolio Batterymarch	Long-term growth of capital.

Diversified Research Portfolio Capital Guardian	Long-term growth of capital.

Equity Portfolio Capital Guardian	Capital appreciation (current income is of secondary importance).

American Funds® Growth-Income Portfolio Capital Research (adviser to the Master Growth-Income Fund)	Long-term growth of capital and income.

American Funds® Growth Portfolio Capital Research (adviser to the Master Growth Fund)	Long-term growth of capital.

Technology Portfolio Columbia Management	Long-term growth of capital.

Short Duration Bond Portfolio Goldman Sachs	Current income (capital appreciation is of secondary importance).

Concentrated Growth Portfolio Goldman Sachs	Long-term growth of capital.

Diversified Bond Portfolio JP Morgan	Maximize total return consistent with prudent investment management.

Growth LT Portfolio Janus	Long-term growth of capital.

Focused 30 Portfolio Janus	Long-term growth of capital.

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complete description of each portfolio in About the portfolios. Any time you invest in a portfolio, there is a risk you could lose money. Please read the prospectus carefully before you invest.

THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of relatively large non-U.S. companies believed to be undervalued.	Price volatility, foreign investments, and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of non-U.S. companies with small market capitalizations.	Foreign investments, price volatility, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Price volatility and foreign investments.

Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Price volatility, foreign investments and IPO.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Price volatility, foreign investments, emerging countries, interest rate, credit and master/ feeder mutual fund structure.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Price volatility, foreign investments, emerging countries, interest rate, credit and master/ feeder mutual fund structure.

Equity securities in the technology sector that the manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Interest rate, mortgage-related securities, changes in inflation rate, credit and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indices.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, mortgage-related securities, emerging countries, liquidity, and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies of any size.	Price volatility, foreign investments, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

U.S. and foreign equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Health Sciences Portfolio Jennison	Long-term growth of capital.

Mid-Cap Value Portfolio Lazard	Capital appreciation.

Large-Cap Growth Portfolio (formerly called Blue Chip Portfolio) Loomis Sayles	Long-term growth of capital (current income is of secondary importance).

Capital Opportunities Portfolio MFS	Long-term growth of capital.
International Large-Cap Portfolio MFS	Long-term growth of capital.

Equity Index Portfolio Mercury Advisors	Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Small-Cap Index Portfolio Mercury Advisors	Investment results that correspond to the total return of an index of small capitalization companies.

Fasciano Small Equity Portfolio (formerly called Aggressive Equity Portfolio) Neuberger Berman	Capital appreciation.
Small-Cap Value Portfolio NFJ	Long-term growth of capital.

Multi-Strategy Portfolio Oppenheimer	High total return.
Main Street® Core Portfolio Oppenheimer	Long-term growth of capital and income.

Emerging Markets Portfolio Oppenheimer	Long-term growth of capital.
Managed Bond Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Inflation Managed Portfolio PIMCO	Maximize total return consistent with prudent investment management.

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THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of large companies with the potential for long-term growth of capital.	Price volatility, foreign investments, emerging markets, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and liquidity.

Equity securities with the potential for long-term growth of capital.	Price volatility, foreign investments and emerging countries.

Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, emerging countries, geographic concentration and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions) and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to have sustainable earnings growth.	Price volatility, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to be undervalued.	Price volatility, foreign investments, interest rate, credit and liquidity.

A mix of equity and fixed income securities.	Price volatility, interest rate, changes in inflation rate, credit, mortgage-related securities, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of large U.S. companies.	Price volatility, interest rate, credit, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility, foreign investments and emerging countries.

Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Money Market Portfolio Pacific Life	Current income consistent with preservation of capital.

High Yield Bond Portfolio Pacific Life	High level of current income.
Large-Cap Value Portfolio Salomon Brothers	Long-term growth of capital (current income is of secondary importance).

Comstock Portfolio Van Kampen	Long-term growth of capital.
Mid-Cap Growth Portfolio Van Kampen	Long-term growth of capital.

Real Estate Portfolio Van Kampen	Current income and long-term capital appreciation.
VN Small-Cap Value Portfolio Vaughan Nelson	Long-term growth of capital.

Each portfolio is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). Each portfolio is diversified under the 1940 Act, unless otherwise noted. Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except for the International Small-Cap

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THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Highest quality money market instruments believed to have limited credit risk.	Interest rate, changes in inflation rate and credit. Intended to have the least investment risk of all of the portfolios.

Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Price volatility, changes in inflation rate, credit, interest rate, liquidity and foreign investments.

Equity securities of large U.S. companies.	Price volatility, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities with the potential for long-term growth of capital and income.	Price volatility, foreign investments, emerging countries, interest rate, changes in inflation rate, credit, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of medium-sized companies believed to have above-average growth potential.	Price volatility, foreign investments, emerging countries, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.	Industry/sector concentration, non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio and because of concentration of investments in a narrow industry sector), price volatility, REITs and REOCs, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities of small companies believed to be undervalued.	Price volatility, REITs and REOCs, interest rate, credit, foreign investments, emerging countries, liquidity and IPO.

Portfolio, American Funds Growth-Income Portfolio, American Funds Growth Portfolio, and Diversified Bond Portfolio a portfolio’s stated investment goal and fundamental investment policies cannot be changed without the approval of shareholders. The Pacific Select Fund board of trustees may change non-fundamental investment policies of the portfolios without shareholder approval.

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INTERNATIONAL VALUE PORTFOLIO

Investment goal — seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments — invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the portfolio, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of December 31, 2005, the market capitalization range for the MSCI EAFE Index was between approximately $418 million and $222.5 billion. The portfolio may invest in American Depositary Receipts. The portfolio invests in at least 10 different non-U.S. countries at all times and normally holds investments in a core group of 100-150 issuers.

The manager may also use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how AllianceBernstein has managed substantially similar accounts, see Performance of comparable accounts.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 16.13%; 3rd quarter 2002: (22.10)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

International Value Portfolio[1]	9.43%	1.82%	5.29%
MSCI EAFE Index[2]	13.54%	4.55%	5.84%

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[1]	AllianceBernstein L.P. began managing the portfolio on May 1, 2006 and some investment policies changed. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — AllianceBernstein L.P. (AllianceBernstein)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Sharon E. Fay, CFA, is an executive vice president of AllianceBernstein, chief investment officer of global value equities and senior portfolio manager. Ms. Fay has been responsible for all portfolio management and research activities relating to international cross border and non-U.S. value investment portfolios of the firm since 2003. Since 1999, Ms. Fay has been chief investment officer of the firm’s U.K. and European value equities. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management and was promoted to senior portfolio manager in 1995. Prior to 1990, Ms. Fay served as a director of research at Bernard L. Madoff. She has a BA from Brown University and an MBA from Harvard University.
Kevin F. Simms, CFA, is a senior vice president of AllianceBernstein and co-chief investment officer of international value equities and director of research for the international value and global value equities. Mr. Simms joined AllianceBernstein in 1992 as a research analyst and his industry coverage included financial services, telecommunications and utilities from 1992 to 1998 at which time he assumed his current title. Before joining the firm, Mr. Simms was a certified public accountant with PricewaterhouseCoopers LLP for three years. He has a BA and a BS from Georgetown University and an MBA from Harvard University.
Henry S. D’Auria, CFA, is a senior vice president of AllianceBernstein, director of research and chief investment officer of emerging markets’ value equities and co-chief investment officer of international value equities. He was director of research for AllianceBernstein’s emerging markets funds from 2000 to 2002, at which time he assumed his current title. From 1998 to 2002, he was director of research for the firm’s global equities funds. Mr. D’Auria joined AllianceBernstein in 1991, where he was a research analyst until 1998. Before joining AllianceBernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber. He has a BA from Trinity College.
Giulio A. Martini, senior portfolio manager, is a senior vice president of AllianceBernstein. Mr. Martini was chief international economist from 1992 through 2003, at which time he assumed his current title. From 1985 to 1992 Mr. Martini served as a senior economist concentrating on U.S. research at AllianceBernstein. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He has a BA from the University of Colorado and an MA from Boston University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

INTERNATIONAL SMALL-CAP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities of companies with small market capitalizations. Generally, these companies are located in developed, foreign countries. Small-capitalization companies are those that have a market capitalization in the range of $50 million to $5 billion or are in the S&P Citigroup Extended Market Index World ex-US (S&P/Citigroup EMI World ex-US). As of December 31, 2005, the S&P/Citigroup EMI World ex-US capitalization range was between approximately $400 million to $5 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. The portfolio normally holds

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ABOUT THE PORTFOLIOS

between 190 and 250 companies and invests in nearly 30 different non-U.S. countries (at least 10, at all times).

The portfolio is managed using a bottom-up, quantitative strategy based on fundamental principles to invest in opportunities often omitted from the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index mandates. This strategy is based in part on earnings growth, value, cash flow, expectations and technical measures. The strategy is customized by sector/region. Region allocation is determined using a proprietary model that ranks each region’s investment outlook based on bottom-up stock analysis. Regions ranked the highest may be targeted for overweighted exposure versus the benchmark, while those ranked the lowest may be targeted as underweights. Region exposures are generally targeted within plus or minus 5% of benchmark weights.

The manager may use derivatives (such as options, forwards and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	foreign investments
•	price volatility
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — This portfolio has no historical performance to report because it started on May 1, 2006. For information on how Batterymarch has managed substantially similar accounts, see Performance of comparable accounts.

Portfolio manager — Batterymarch Financial Management, Inc. (Batterymarch)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Charles F. Lovejoy, CFA, a portfolio manager of Batterymarch’s international investment team, joined Batterymarch in 1992 as a portfolio manager and has been promoted to director of the international investment team in 2006. Prior to Batterymarch he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Investments, with responsibilities for portfolio management and product development as well as quantitative research for U.S., international and emerging markets. He was a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group and was also a director of the International Society of Financial Analysts. Mr. Lovejoy has 25 years’ investment experience and has a BS from Tufts University.
Christopher W. Floyd, CFA, a portfolio manager of Batterymarch’s international investment team, joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, Mr. Floyd was an analyst at Cigna Investment Management, a consultant at Urban & Associates, Inc. and a product specialist at Bay State Federal Savings Bank. Mr. Floyd has six years of investment experience and has a BA from Dartmouth College and an MBA from Cornell University.
Jeremy D.C. Knight, a portfolio manager of Batterymarch’s international investment team, joined Legg Mason Investments, Batterymarch’s London affiliate, in 1999 as a portfolio manager. Prior to that, he was an analyst/fund manager at Colonial First State, with experience in UK, European and Asian assets. Mr. Knight has 17 years of investment experience, an Investment Management Certificate, and a BA from Leeds University (UK).
John S. Vietz, CFA, a portfolio manager of Batterymarch’s international investment team, joined Batterymarch as a quantitative analyst in 2003 and became a portfolio manager in 2005. Prior to joining Batterymarch, he was an equity research analyst from 1999 to 2001 at Manning & Napier, and from 1994 to 1998 he was research analyst at Barra RogersCasey. Mr. Vietz has 11 years of investment experience and has

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a BS from the Wharton School of the University of Pennsylvania and an MBA from the MIT Sloan School of Management.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

DIVERSIFIED RESEARCH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. This portfolio may invest up to 15% of its assets in securities of companies outside the U.S. Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

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ABOUT THE PORTFOLIOS

Best and worst quarterly performance during this period:

2nd quarter 2003: 16.54%; 3rd quarter 2002: (17.98)%

Average annual total return			6 years /
as of December 31, 2005	1 year	5 years	since inception

Diversified Research Portfolio	5.24%	2.73%	3.94%
S&P 500 Index[1]	4.91%	0.54%	(1.13)%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The portfolio is managed by a team of research analysts led by:
Alan J. Wilson, is senior vice president and a director of Capital Guardian. He is also an executive vice president and U.S. research director of Capital International Research, Inc. (CIRI), an affiliate of Capital Guardian. He is also a portfolio manager for CIRI with investment analyst responsibilities, specializing in U.S. energy equipment and construction and engineering. Mr. Wilson joined Capital Guardian in 1991. He has a BS from the Massachusetts Institute of Technology and an MBA from Harvard University Graduate School of Business Administration. As a research coordinator for the portfolio, Mr. Wilson facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 27 research analysts. The research analysts have an average of 16 years investment experience and an average of 12 years with Capital Guardian or its affiliates.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EQUITY PORTFOLIO

Investment goal — seeks capital appreciation; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S. The portfolio will normally be invested primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalizations greater than $1.5 billion at the time of purchase.

The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

The portfolio may invest up to 10% of its assets in American Depositary Receipts.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Equity Portfolio[1]	6.53%	(4.35)%	5.05%
Russell 1000 Growth Index[2]	5.26%	(3.58)%	6.73%

[1]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed.

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
David I. Fisher, chairman of the board of Capital Guardian, has 39 years of experience as an investment professional, including the past 36 years with the Capital organization and over 10 years as a portfolio manager. He has a BS from the University of California at Berkeley and an MBA from the University of Missouri.
Jim S. Kang, vice president of Capital Guardian, has 17 years of experience as an investment professional, including the past 16 years with the Capital organization, and over 10 years as a portfolio manager. He has a BS from the University of California at Los Angeles and an MBA from Columbia University.
Michael R. Ericksen, senior vice president and director of Capital Guardian, has 21 years of experience as an investment professional, including the past 18 years with the Capital organization, and over 10 years as a portfolio manager. He has an AB from Harvard College and an MBA from Harvard University.
Alan J. Wilson, senior vice president and director of Capital Guardian, has 20 years of experience as an investment professional including the past 14 years with the Capital organization, and for more than five years, has been a portfolio manager for the U.S. equity (core) product. He has a BS from Massachusetts Institute of Technology and an MBA from Harvard University.
Eric H. Stern, senior vice president of Capital International Research, Inc., has 15 years of experience as an investment professional including the past 13 years with the Capital organization, and for more than five years has been an investment research analyst for the U.S. and global equity portfolios. He has a BS from the University of California at Berkeley and an MBA from Stanford University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

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ABOUT THE PORTFOLIOS

AMERICAN FUNDS GROWTH-INCOME PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital and income.

Main investments — invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). In turn, the Master Growth-Income Fund seeks to make shareholders’ investments grow and to provide income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Master-Growth Income Fund is designed for investors seeking both long-term growth of capital and income.

The Master Growth-Income Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index.

Risks — Through its investment in the Master Growth-Income Fund, the American Funds Growth-Income Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	interest rate
•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth-Income Fund are set forth in the prospectus and statement of additional information of the Master Growth-Income Fund. The statement of additional information is available upon request.

Portfolio performance — Because the portfolio has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included.

The American Funds Growth-Income Portfolio may hereinafter be referred to as a “Feeder Portfolio.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth-Income Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth-Income Fund are listed below:

James K. Dunton is a senior vice president and director of Capital Research. Mr. Dunton has been employed in the investment management area of Capital Research or its affiliates for the past 43 years, 21 of which he has been a portfolio counselor.
Donald D. O’Neal is a senior vice president of Capital Research Company (CRC). Mr. O’Neal has been an investment professional for the past 20 years, and has been a portfolio counselor for approximately one year.

16

Claudia P. Huntington is a senior vice president of Capital Research. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for the past 30 years, 11 of which she has been a portfolio counselor.

Robert G. O’Donnell is a senior vice president and director of Capital Research. Mr. O’Donnell has been employed in the investment management area of Capital Research or its affiliates for the past 30 years, 15 of which he has been a portfolio counselor.
C. Ross Sappenfield is a vice president of CRC. Mr. Sappenfield has been employed in the investment management area of Capital Research or its affiliates for the past 13 years, 6 of which he has been a portfolio counselor.

With respect to the individuals listed, the Master Growth-Income Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth-Income Fund.

AMERICAN FUNDS GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests all of its assets in Class 2 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund; together with the Master Growth-Income Fund, the Master Funds). In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stock of companies that appear to offer superior opportunities for growth of capital.

The Master Growth Fund is designed for investors seeking long-term growth of capital principally through investment in common and preferred stocks. The Master Growth Fund may also purchase convertible securities, fixed income securities, cash and cash equivalents. Investors in the Master Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index. In addition, the Master Growth Fund may invest up to 10% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.

Risks — Through its investment in the Master Growth Fund, the American Funds Growth Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	interest rate
•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth Fund are set forth in the prospectus and statement of additional information of the Master Growth Fund. The statement of additional information is available upon request.

Portfolio performance — Because the portfolio has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included.

17

ABOUT THE PORTFOLIOS

The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio may each hereinafter be referred to as a “Feeder Portfolio” or collectively as the “Feeder Portfolios.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth Fund are listed below:

Gordon Crawford is a senior vice president and director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 33 years, 11 of which he has been a portfolio counselor.
J. Blair Frank is a vice president of Capital Research Company (CRC). Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 9 years, 5 of which he has been a portfolio counselor.
Donnalisa Barnum is a senior vice president of CRC. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 19 years, 2 of which she has been a portfolio counselor.
Michael T. Kerr is a vice president of Capital Research. Mr. Kerr has been employed in the investment management area of Capital Research or its affiliates for the past 20 years, and has been a portfolio counselor for approximately one year.
Ronald B. Morrow is a senior vice president of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 7 years, 2 of which he has been a portfolio counselor and 6 of which he was as an investment analyst.

With respect to the individuals listed, the Master Growth Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth Fund.

TECHNOLOGY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments. The technology companies in which the portfolio invests include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

This portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. Stock selection decisions are driven by proprietary systematic valuation models.

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This portfolio will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). The portfolio may also invest up to 33% of its assets in foreign securities including Brady bonds. American Depositary Receipts, Global Depositary Receipts and NASDAQ listed foreign securities are excluded for purposes of this limitation.

The manager may also use derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments and subject to government regulation, including product approval. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions. This portfolio may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 36.85%; 3rd quarter 2001:(39.60)%

Average annual total return
as of December 31, 2005	1 year	5 years

Technology Portfolio[1]	21.71%	(10.63)%
Merrill Lynch 100 Technology Index[2]	5.87%	5.46%

[1]	Columbia Management Advisors, LLC. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Results include reinvested dividends.

19

ABOUT THE PORTFOLIOS

Portfolio manager — Columbia Management Advisors, LLC (Columbia Management)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio although each may focus on particular sectors or stock selections:
Wayne M. Collette, CFA, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2001. Previously, Mr. Collette was an assistant vice president and equity research associate at Schroder Capital Management from 1997 through 1999 and an associate portfolio manager of Neuberger Berman from 1999 through 2001.
Theodore R. Wendell, CFA, is a vice president and co-portfolio manager of Columbia Management. He has been with Columbia Management since 2000, except between June and August 2004. Previously, he served as an equity research associate for three years at State Street Research and Management.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SHORT DURATION BOND PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income; capital appreciation is of secondary importance.

Main investments — invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, mortgage-related securities, corporate debt securities and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The portfolio may invest up to 25% of its assets in investment grade corporate bonds and credit default swaps.

The manager may also use derivatives (such as options, futures contracts and swap agreements) as a substitute for securities, to try to increase returns, or to hedge against changes in interest rates, or to otherwise achieve the portfolio’s investment goal.

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Risks — may be affected by the following risks, among others:

•	interest rate
•	mortgage-related securities
•	changes in inflation rate
•	credit
•	derivatives, synthetics, forward commitments and repurchase agreements

Please refer to Risks and risk definitions for additional information.

20

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2004: 1.12%; 2nd quarter 2004: (0.89)%

Average annual total return		Since inception
as of December 31, 2005	1 year	(May 1, 2003)

Short Duration Bond Portfolio	1.57%	1.40%
Merrill Lynch 1-3 Year Treasury Index[1]	1.67%	1.38%

[1]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992. Mr. Beinner has 17 years of industry experience and has two BS degrees from the University of Pennsylvania.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994. Mr. Clark has a BA from Kenyon College and an MBA from the University of Chicago and has 13 years of industry experience.
Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001. Mr. Sullivan has a BA from the University of Chicago and an MA from the University of California at Los Angeles and has 17 years of industry experience.
James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995. Mr. McCarthy has a BA from Rutgers University and has 19 years of industry experience.

They are assisted by a team of investment professionals. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

21

ABOUT THE PORTFOLIOS

CONCENTRATED GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 90% of its assets in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment goal by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth. While the portfolio will normally emphasize stocks of large companies, the portfolio may invest in securities of companies of any capitalization. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 10% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies, and 10% of its assets in fixed income securities, such as government, corporate and bank obligations.

The manager may also use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%

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Average annual total return			Since inception
as of December 31, 2005	1 year	5 years	(May 1, 2000)

Concentrated Growth Portfolio[1]	2.34%	(7.69)%	(12.97)%
Russell 1000 Growth Index[2]	5.26%	(3.58)%	(7.74)%

[1]	Effective February 1, 2005, the portfolio changed its name from I-Net Tollkeeper PortfolioSM and investment strategy from I-Net Tollkeeper companies to a large-capitalization growth mandate.

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The Growth Team operates as an Investment Committee, led by the individuals listed below, who are primarily responsible for the day-to-day management of the portfolio:
David G. Shell, CFA, is a senior portfolio manager and chief investment officer for the growth team of Goldman Sachs. He joined the growth team in 1997 as a senior portfolio manager. He was a senior portfolio manager at Liberty Investment Management (Liberty) prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Shell joined Liberty’s predecessor firm Eagle Asset Management (Eagle), in 1987. He has a BA from the University of South Florida.
Steven M. Barry is a senior portfolio manager and chief investment officer for the growth team of Goldman Sachs. Prior to joining Goldman Sachs in 1999, he was a portfolio manager at Alliance Capital Management for eleven years. He has a BA from Boston College.
Gregory H. Ekizian, CFA, is a senior portfolio manager and chief investment officer for the growth team of Goldman Sachs. He was a senior portfolio manager at Liberty prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Ekizian joined Liberty’s predecessor firm, Eagle, in 1987. He has a BA from Lehigh University and an MBA from the University of Chicago.

They are assisted by other members of Goldman Sachs’ Growth Team. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

DIVERSIFIED BOND PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities. Such investments include asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds, private placements and other fixed income securities. The portfolio may invest in mortgage-related securities issued by governmental entities including mortgage dollar rolls, indebtedness of certain issuers identified with the U.S. government whose securities may be held by the portfolio, such as the Federal National Mortgage Association (Fannie Mae) and private issuers including investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The portfolio may invest up to 25% of its assets in foreign securities of developed countries. The portfolio may invest at least 75% of its assets in securities that are rated investment grade, including at least 65% of which are rated A or better. The portfolio may also invest up to 25% of its assets in lower-rated, high-yield (junk) bonds of which up to 10% may be invested in emerging market countries. The portfolio may engage in short sales, including forward commitments, if the total market value of all securities sold and held short would not exceed 30% of the portfolio’s net assets.

23

ABOUT THE PORTFOLIOS

In managing the portfolio, the manager employs a three-step process that combines:

•	Sector allocation to analyze the fundamentals of a broad range of sectors in which the portfolio may invest. The manager seeks to enhance performance and manage risk by underweighting or overweighting the portfolio’s investments in different sectors.
•	Fundamental research based on insights of credit analysts, quantitative researchers and fixed income traders to make buy and sell decisions according to the portfolio’s objective and strategy.
•	Duration management based on strategic forecasts of the direction of interest rates that are then used to establish the portfolio’s target duration. The duration is then closely monitored and tactical adjustments are made as necessary. Generally, the manager expects to maintain the average duration of the portfolio within one year (plus or minus) of the duration of the Lehman Aggregate Bond Index (currently over 4.5 years). Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price (or nominal) and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager may also use derivatives (such as options and futures contracts, and swap agreements) as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	interest rate
•	changes in inflation rate
•	credit
•	price volatility
•	foreign investments
•	emerging countries
•	mortgage-related securities
•	liquidity
•	derivatives, synthetics, forward commitments and repurchase agreements

Please refer to Risks and risk definitions for additional information.

Portfolio performance — This portfolio has no historical performance to report because it started on May 1, 2006. For information on how JP Morgan has managed substantially similar accounts, see Performance of comparable accounts.

Portfolio manager — J.P. Morgan Investment Management, Inc. (JP Morgan)

The following individual is primarily responsible for the day-to-day management of the portfolio:
Timothy N. Neumann, CFA, a managing director and head of portfolio management, is lead portfolio manager since 1997 for JP Morgan’s “core plus” strategy. He has been the portfolio manager for the firm’s structured products in the fixed income group since 2005. Prior to joining the firm, he was employed at Lehman Brothers Global Asset Management, where he was a portfolio manager for the firm’s mortgage-backed securities accounts. Prior to that, he managed fixed income portfolios at Allstate Insurance Company. Mr. Neumann has been in the fixed income asset management business since 1986. Mr. Neumann has a BS from the University of Nebraska.

Mr. Neumann is assisted by a team of portfolio managers, research analysts and other investment professionals of JP Morgan. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

24

GROWTH LT PORTFOLIO

Investment goal — seeks long-term growth of capital.

Main investments — invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The portfolio may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may also invest in debt securities and indexed/ structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high yield (junk) bonds. The portfolio may invest up to 10% of its assets in lower-rated, high yield (junk) bonds.

The manager may also use derivatives (such as options, forwards and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	credit
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

25

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Growth LT Portfolio	7.68%	(4.44)%	9.85%
S&P 500 Index[1]	4.91%	0.54%	9.07%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio:
David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth College and an MBA from Columbia University.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FOCUSED 30 PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

26

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

The portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high yield (junk) bonds. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be subject to more credit risk than certain other portfolios because of its ability to invest in high yield investments, especially during periods of economic uncertainty or economic downturns. This portfolio may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments
•	interest rate
•	credit
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 22.95%; 1st quarter 2001: (20.83)%

27

ABOUT THE PORTFOLIOS

Average annual total return			Since inception
as of December 31, 2005	1 year	5 years	(October 2, 2000)

Focused 30 Portfolio	22.07%	4.06%	0.15%
S&P 500 Index[1]	4.91%	0.54%	(1.03)%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio:
Ron V. Sachs, CFA, joined Janus in 1996, and is the manager and executive vice president of a similar fund managed by Janus. He also manages private accounts with a similar aggressive growth strategy. He has a BA from Princeton University and obtained his law degree from the University of Michigan.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HEALTH SCIENCES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

This portfolio may invest up to 25% of its assets in foreign denominated securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The manager may also use derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

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Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	regulatory impact
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 13.54%; 1st quarter 2001: (17.39)%

Average annual total return
as of December 31, 2005	1 year	5 years

Health Sciences Portfolio[1]	15.28%	2.33%
S&P SuperComposite 1500 Index[2]	5.66%	1.48%
S&P SuperComposite Health Care Index[3]	6.03%	(2.46)%

[1]	Jennison Associates LLC began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The S&P SuperComposite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Stock Index and the S&P SmallCap 600 Index and is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P SuperComposite Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SuperComposite 1500 Index. Results include reinvested dividends.

Portfolio manager — Jennison Associates LLC (Jennison)

The following individuals are primarily responsible for day-to-day management of the portfolio:
David Chan, CFA, is a managing director and has been a portfolio manager at Jennison since 1999. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the health care area. Mr. Chan has a BA from Harvard University and an MBA from Columbia University.

29

ABOUT THE PORTFOLIOS

Michael A. Del Balso is a managing director and has been a portfolio manager at Jennison since 1999. He is also Jennison’s director of research for growth equity. Mr. Del Balso joined Jennison in 1972. He has a BS from Yale University and an MBA from Columbia University.

Mr. Chan generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large-capitalization growth, large-capitalization value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MID-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks capital appreciation.

Main investments — invests at least 80% of its assets in common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of December 31, 2005, the market capitalization range of the Russell Midcap Index was approximately between $582 million and $18.4 billion. Typically the portfolio manager purchases stocks with market capitalizations between $1 billion and $10 billion.

The team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, including up to 15% of its assets in foreign equity and fixed income securities. The portfolio may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the portfolio’s net assets.

The team may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

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Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54)%

Average annual total return			7 years/
as of December 31, 2005	1 year	5 years	Since inception

Mid-Cap Value Portfolio	8.87%	11.25%	12.21%
Russell Midcap Index[1]	12.65%	8.45%	9.77%

[1]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Portfolio manager — Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Andrew D. Lacey is a deputy chairman at Lazard and has over 10 years of investment experience. He became a full-time member of Lazard’s equity team in 1996 and over the past five years, was promoted to a director and then to his current position. He has a BA from Wesleyan University and an MBA from Columbia University.
Christopher H. Blake is a managing director and a portfolio manager at Lazard and was a vice president from 2001 to 2002 until he was promoted to his current position. He has over 8 years of investment experience. He joined Lazard in 1995 and has a BSBA from the University of Denver.
Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and was a vice president and product specialist from 2001 to 2002, until he was promoted to his current position. He has over 22 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.
Robert A. Failla, CFA, is a senior vice president of Lazard and has been portfolio manager for Lazard’s mid-cap and strategic equity portfolios since 2003. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein from 1993 to 2003, where he worked as a portfolio manager on a large-cap and all-

31

ABOUT THE PORTFOLIOS

cap product. He began working in the investment field in 1993. He has a BA from Harvard University and an MBA from New York University’s Stern School of Business.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

LARGE-CAP GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in large-capitalization equity securities. The portfolio invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined by the Portfolio as those which are included in the Russell 1000 Growth Index at the time of purchase. The market capitalization range of the Russell 1000 Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of December 31, 2005, the market capitalization range of the Russell 1000 Growth Index was between approximately $0.89 billion and $372 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions.

The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest up to 20% of its assets in foreign securities of any size, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The portfolio may also engage in foreign currency transactions and may purchase restricted securities.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging markets
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	liquidity

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Loomis Sayles has managed substantially similar accounts, see Performance of comparable accounts.

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Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.69%; 3rd quarter 2001: (18.80)%

Average annual total return
as of December 31, 2005	1 year	5 years

Large-Cap Growth Portfolio[1]	2.94%	(4.02)%
Russell 1000 Growth Index[2]	5.26%	(3.58)%
S&P 500 Index[3]	4.91%	0.54%

[1]	Loomis, Sayles & Company, L.P. began managing the portfolio on January 1, 2006 and some investment policies changed at that time. Another firm managed the portfolio before that date.
[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values and is the portfolio’s primary benchmark index. Results include reinvested dividends.
[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Loomis, Sayles & Company, L.P. (Loomis Sayles)
The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:

Mark B. Baribeau, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1989. He has 20 years of investment experience and has been co-manager of a comparable retail fund for over five years. He has an MA from the University of Maryland and a BA from the University of Vermont.
Pamela N. Czekanski, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1995. She has 22 years of investment experience and has been co-manager of a comparable retail fund for over five years. She has a BA from Middlebury College.
Richard D. Skaggs, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1994. He has 20 years of investment experience and has been co-manager of a comparable retail fund for over five years. He has a BS and an MSM from Oakland University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

CAPITAL OPPORTUNITIES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

33

ABOUT THE PORTFOLIOS

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

The portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. This portfolio may invest up to 35% of its assets in foreign securities, including Depositary Receipts and securities of emerging market countries such as Brady bonds.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 18.10%; 3rd quarter 2001: (25.33)%

Average annual total return
as of December 31, 2005	1 year	5 years

Capital Opportunities Portfolio	1.83%	(2.04)%
S&P 500 Index[1]	4.91%	0.54%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Gregory W. Locraft, Jr., vice president, is a portfolio manager. Mr. Locraft was an equity analyst at MFS from 1998 to 2002 until he was promoted to his current position in 2003. Prior to joining MFS in 1998, he was a senior consultant for Kaiser Associates, Inc. for 2 years and a financial consultant for Smith Barney, Inc for one year. Mr. Locraft has a BA from Williams College and an MBA from Harvard University.

34

Jeffrey C. Constantino, CFA, CPA and vice president, is a portfolio manager, and was an equity research analyst for 5 years until he was promoted to his current position at MFS in 2005. Prior to joining MFS in 2000, he was employed as a financial consultant in mergers and acquisitions for Arthur Andersen LLP. Mr. Constantino has a BS from the University of Illinois and an MBA from the University of Pennsylvania.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

INTERNATIONAL LARGE-CAP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-capitalization companies have a market capitalization of $3 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least 10 different non-U.S. countries at all times.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows, a recurring revenue stream and are trading at a reasonable valuation; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

The manager may also use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

35

ABOUT THE PORTFOLIOS

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	geographic concentration
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

2nd quarter 2003: 17.38%; 3rd quarter 2002: (21.48)%

Average annual total return			6 years/
as of December 31, 2005	1 year	5 years	Since inception

International Large-Cap Portfolio[1]	12.70%	3.26%	(1.35)%
MSCI EAFE Index[2]	13.54%	4.55%	1.17%

[1]	MFS began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
David R. Mannheim is a senior vice president and has been a portfolio manager since 1992 at MFS. Mr. Mannheim joined MFS in 1988 and has a BA from Amherst College and an MSM from the Massachusetts Institute of Technology.
Marcus L. Smith is a senior vice president and has been a portfolio manager since 2001 at MFS. Mr. Smith joined MFS in 1994 as a research analyst. He has a BS from Mount Union College and an MBA from the University of Pennsylvania.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

36

EQUITY INDEX PORTFOLIO

Investment goal — seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

Main investments — invests at least 80% of its assets in equity securities of companies that are included in the S&P 500 Index or representative of that index (including derivatives). The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The portfolio management team has two goals:

•	match the returns of the index before taking into account portfolio costs

The portfolio usually holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility
•	derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

37

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Equity Index Portfolio[1]	4.67%	0.26%	8.76%
S&P 500 Index[2]	4.91%	0.54%	9.07%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has 10 years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has 13 years of experience in investing and in managing index investments.

Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SMALL-CAP INDEX PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks investment results that correspond to the total return of an index of small capitalization companies.

Main investments — invests at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required and transaction costs are reduced.

38

The portfolio management team has two goals:

•	match the returns of the index before taking into account portfolio costs

The portfolio can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 23.29%; 3rd quarter 2002: (21.76)%

39

ABOUT THE PORTFOLIOS

Average annual total return			7 years/
as of December 31, 2005	1 year	5 years	Since inception

Small-Cap Index Portfolio[1]	4.38%	7.63%	7.53%
Russell 2000 Index[2]	4.55%	8.22%	8.29%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has 10 years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has 13 years of experience in investing and in managing index investments.

Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FASCIANO SMALL EQUITY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks capital appreciation; no consideration is given to income.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the portfolio first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The portfolio manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.

In choosing companies that the manager believes are likely to achieve the portfolio’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the portfolio in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The portfolio may also engage in short sales against the box, as long as no more than 15% of the portfolio’s net assets would be subject to such short sales at any time.

40

The manager may also invest in derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	credit
•	liquidity
•	derivatives, synthetics, forward, commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%

Average annual total return			Since inception
as of December 31, 2005	1 year	5 years	(April 1, 1996)

Fasciano Small Equity Portfolio[1]	2.66%	0.16%	2.60%
Russell 2000 Index[2]	4.55%	8.22%	8.95%

[1]	Neuberger Berman Management Inc. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

[2]	The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Portfolio manager — Neuberger Berman Management Inc. (Neuberger Berman)

The following individual is primarily responsible for the day-to-day management of the portfolio:
Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

41

ABOUT THE PORTFOLIOS

SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in small-capitalization companies, which it defines as those with market capitalizations of between $100 million and $2.5 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings (P/E) ratios relative to the market and their respective industry groups. In seeking income, the portfolio invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks. This portfolio may invest up to 25% of its total assets in securities of foreign issuers.

The portfolio manager uses a value investing style. The manager screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100 stocks in equal amounts in the portfolio without having more than 10% of its assets in securities of issuers in a single industry. The portfolio may invest up to 20% of its assets in short-term debt obligations.

Risks — This portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	interest rate
•	credit
•	liquidity

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 13.67%; 4th quarter 2005: (0.81)%

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Average annual total return		Since inception
as of December 31, 2005	1 Year	(May 1, 2003)

Small-Cap Value Portfolio	13.65%	24.45%
Russell 2000 Value Index[1]	4.71%	24.62%

[1]	The Russell 2000 Value Index is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

Portfolio manager — NFJ Investment Group L.P. (NFJ)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
J. Chris Najork, CFA, managing director, since 1989, was a founding partner of NFJ in 1989. He has over 30 years experience encompassing equity research and portfolio management. He has a BA and an MBA from Southern Methodist University.
Benno J. Fischer, CFA, managing director, since 1989, was a founding partner of NFJ in 1989. He has over 30 years experience in portfolio management, investment analysis and research. He has a BA and a JD from Oklahoma University and an MBA from New York University.
Paul A. Magnuson, managing director, has been a portfolio manager with NFJ since 1992 and was promoted to principal in 1997 and managing director in 2003. He has over 20 years experience in equity analysis and portfolio management. He has a BBA from the University of Nebraska.
E. Clifton Hoover, CFA, managing director, has been a portfolio manager with NFJ since 1997 and was promoted to principal in 1997 and managing director in 2003. He has over 20 years experience in financial analysis and portfolio management. He has a BBA and an MBA from Texas Tech University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MULTI-STRATEGY PORTFOLIO

Investment goal — seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

Main investments — invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.

Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, American Depositary Receipts (ADRs), and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.

Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities, including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase Brady bonds. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating.

43

ABOUT THE PORTFOLIOS

The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.

This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions. This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market countries. ADRs are excluded from this limit. This portfolio may invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

The manager may also invest in derivatives (such as options and futures contracts) to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge changes in currency exchange rates.

Risks — invests in a mix of equity and fixed income securities. This portfolio may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	changes in inflation rate
•	credit
•	mortgage-related securities
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.33%; 3rd quarter 2002: (8.52)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Multi-Strategy Portfolio[1]	3.78%	3.84%	7.56%
Lehman Brothers Aggregate Bond Index[2]	2.43%	5.87%	6.16%
S&P 500 Index[3]	4.91%	0.54%	9.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. On January 1, 1994 the investment objective and some investment policies changed.

44

[2]	The Lehman Brothers Aggregate Bond Index is an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.
[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Emmanuel Ferreira, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2003 as a portfolio manager and was formerly a managing director and portfolio manager at Lashire Investments from 1999 through 2002.
Christopher Leavy, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2000 as a portfolio manager and was formerly a portfolio manager at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from 1997 through September 2000.
Angelo Manioudakis, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2002 as a portfolio manager and was formerly an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from 1993 through 2002.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MAIN STREET CORE PORTFOLIO

Investment goal — seeks long-term growth of capital and income.

Main investments — invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the portfolio manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to

45

ABOUT THE PORTFOLIOS

otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	credit
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Main Street Core Portfolio[1]	5.99%	(0.78)%	6.84%
S&P 500 Index[2]	4.91%	0.54%	9.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date. In 1994 some investment policies changed.
[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Nikolaos D. Monoyios, CFA, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 1998 as a portfolio manager and was formerly a portfolio manager of The Guardian Investor Services from 1979 to 1998.
Marc R. Reinganum, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He is also director of quantitative research and portfolio strategist for equities at Oppenheimer. Mr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (SMU) from 1995 through 2003. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the board of trustee investment committee.

46

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EMERGING MARKETS PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This portfolio may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The portfolio principally invests in common stock and other equity securities.

The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

47

ABOUT THE PORTFOLIOS

Risks — The value of this portfolio may have greater price swings than most of the portfolios. This portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07)%

Average annual total return			Since inception
as of December 31, 2005	1 year	5 years	(April 1, 1996)

Emerging Markets Portfolio[1]	41.47%	23.22%	7.10%
MSCI Emerging Markets Index[2]	34.00%	19.09%	N/A

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individual is primarily responsible for the day-to-day management of the portfolio:
Mark H. Madden, CFA, is a vice president of Oppenheimer. Prior to joining Oppenheimer in 2004 as a portfolio manager, he was a managing director and portfolio manager at Pioneer Investment Management, Inc. from 1993 through 2004.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

48

MANAGED BOND PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. Fixed income securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including convertible bonds, inflation index bonds, and structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may also invest in derivatives based on fixed income securities. The portfolio may also invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including American Depositary Receipts. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

Risks — The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign bond will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign bond will rise.

49

ABOUT THE PORTFOLIOS

Since the portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate
•	changes in inflation rate
•	credit
•	price volatility
•	foreign investments
•	emerging countries
•	mortgage-related securities
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2001: 5.61%; 2nd quarter 2004: (2.75)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Managed Bond Portfolio	2.63%	6.47%	6.48%
Lehman Brothers Aggregate Bond Index[1]	2.43%	5.87%	6.16%

[1]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Results include reinvested dividends.

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

Pasi Hamalainen, managing director, generalist portfolio manager, member of PIMCO’s investment committee and head of global risk oversight, joined PIMCO in 1994. He has been responsible for the day-to-day management of the portfolio’s assets since 2002. From 2002 to 1994, he served as PIMCO’s head of fixed income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm’s mortgage team in Newport Beach, CA. Mr. Hamalainen has 12 years of investment experience and has a BS from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.

50

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. He heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. He has an MBA from UCLA Graduate School of Business.

With respect to Mr. Hamalainen, the portfolio manager, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

INFLATION MANAGED PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; convertible bonds; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The portfolio may invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the portfolio manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

51

ABOUT THE PORTFOLIOS

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

Risks — When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down. The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Since the portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate
•	changes in inflation rate
•	credit
•	price volatility
•	foreign investments
•	emerging countries
•	mortgage-related securities
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
3rd quarter 2002: 7.28%; 2nd quarter 2004: (2.95)%

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Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Inflation Managed Portfolio[1]	2.54%	7.79%	6.99%
Lehman Brothers Global Real: U.S. TIPS Index[2]	2.84%	8.74%	N/A
Lehman Brothers Government Bond Index[3]	2.65%	5.39%	5.94%

[1]	Effective May 1, 2001, the portfolio changed its name from Government Securities and investment focus from government securities to inflation-indexed bonds.

[2]	The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government, and is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Lehman Brothers Government Bond Index is an index of fixed income securities issued by the U.S. government and its agencies. Results include reinvested dividends.

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

The following individual is primarily responsible for the day-to-day management of the portfolio:
John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989 and has been responsible for the day-to-day management of the portfolio’s assets since April 2001. He has 19 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a BS from Columbia College and an MBA from the MIT Sloan School of Management.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MONEY MARKET PORTFOLIO

Investment goal — seeks current income consistent with preservation of capital.

Main investments — invests in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.

Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

Risks — An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It’s possible to lose money by investing in the portfolio. The Money Market Portfolio generally has the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks among others:

•	interest rate
•	changes in inflation rate
•	credit

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns

53

ABOUT THE PORTFOLIOS

do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2000: 1.61%; 3rd and 4th quarter 2003, and 3rd quarter 2004: 0.17%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

Money Market Portfolio	2.82%	1.97%	3.65%
Merrill Lynch 3-Month U.S. T-Bill Index[1]	3.07%	2.34%	3.85%
Lipper Money Market Funds Index[2]	2.66%	1.83%	3.49%
7-day yield ending December 31, 2005: 3.80%

[1]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue and is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The Lipper Money Market Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Dale W. Patrick, assistant vice president, has been portfolio manager of Pacific Life since 1998. He joined the company in 1985 and has managed the Money Market Portfolio since 1994. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, assistant vice president, has been a portfolio manager of Pacific Life since 1998. He joined the company in 1996 and is responsible for managing short-term investments and long-term general account assets. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and operations area. He has a BA from California State University, Fullerton.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HIGH YIELD BOND PORTFOLIO

Investment goal — seeks a high level of current income.

Main investments — invests principally in high yield (junk) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. High yield bonds are considered to be mostly speculative in nature. This

54

gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income. This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.

Securities principally include high yield (junk) bonds and notes. The portfolio may also invest in fixed income securities that can be converted into equity securities, and preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars.

When selecting securities, the portfolio manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

Risks — Since this portfolio’s principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

•	price volatility
•	changes in inflation rate
•	credit
•	interest rate
•	liquidity
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 7.05%; 3rd quarter 2001: (6.81)%

Average annual total return
as of December 31, 2005	1 year	5 years	10 years

High Yield Bond Portfolio	2.37%	5.78%	5.06%
CS First Boston High Yield Bond Index[1]	2.26%	9.83%	7.13%

[1]	The CS First Boston High Yield Bond Index is an index designed to mirror the performance of the global high yield bond market. Results include reinvested dividends.

55

ABOUT THE PORTFOLIOS

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Michael Long is the lead portfolio manager and assistant vice president of Pacific Life. He joined Pacific Life in 1994 as an investment analyst and was promoted to his current position in 1998. Mr. Long has over 20 years’ experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He received a BA from the University of California, Davis and an MBA from Pepperdine University. As the lead manager, Mr. Long generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Long may perform these functions, and the nature of these functions, may change from time to time.
Lori A. Johnstone is portfolio manager and assistant vice president of Pacific Life. Ms. Johnstone joined Pacific Life in 1990 as an investment analyst in high yield securities and emerging markets. She was portfolio manager of the High Yield Bond Portfolio from 1998 to 2002 and was promoted to her current title, assistant vice president in 1998. Ms. Johnstone has 19 years financial industry experience including experience at a regional broker dealer with a focus on portfolio management and in the high yield bond investment group at Columbia Savings. She received a BA from the University of Southern California in 1984 and an MBA from San Diego University in 1986.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

LARGE-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The portfolio may also invest in fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The team looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may also use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against market declines or to otherwise try to achieve the portfolio’s investment goal. The team

56

may also use derivatives to hedge changes in currency exchange rates. The portfolio may invest in fixed income securities for current income. The portfolio may also invest up to 20% of its assets in foreign securities, including emerging market countries.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98)%

Average annual total return			7 years/
as of December 31, 2005	1 year	5 years	Since inception

Large-Cap Value Portfolio	6.16%	2.60%	5.56%
Russell 1000 Value Index[1]	7.05%	5.28%	5.82%
S&P 500 Index[2]	4.91%	0.54%	1.77%

[1]	The Russell 1000 Value Index is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index and is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Salomon Brothers Asset Management Inc (Salomon Brothers)

The following individuals are primarily responsible for the day-to-day management of the portfolio:
Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 as a director until he was promoted to his current position in 2003 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.
Robert Feitler, a managing director, has been a director since 2003 until he assumed his current position in 2005. From 2000 to 2002, he was a vice president and research analyst. Mr. Feitler joined Salomon Brothers in 1995, and he has over 12 years of investment experience. He has a BA from Haverford College and an MBA from the University of Wisconsin.

57

ABOUT THE PORTFOLIOS

They are supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

COMSTOCK PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The portfolio may also invest up to 35% of its assets in lower-rated, high yield (junk) bonds.

The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, earn income, facilitate fund management and mitigate risks. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	interest rate
•	changes in inflation rate
•	credit
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.68%; 3rd quarter 2001: (18.30)%

Average annual total return			Since inception
as of December 31, 2005[1]	1 year	5 years	(October 2, 2000)

Comstock Portfolio[1]	4.36%	2.42%	1.88%
S&P 500 Index[2]	4.91%	0.54%	(1.03)%
Russell 1000 Value Index[3]	7.05%	5.28%	5.73%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in US stock markets and is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Russell 1000 Value Index is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends. The portfolio’s benchmark was changed from the S&P 500/Barra Value Index to the Russell 1000 Value Index due to the portfolio’s style of investing in value-oriented stocks.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s Multi-Cap Value Team. The following individuals are primarily responsible for the day-to-day management of the portfolio:
B. Robert Baker, Jr., portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1991 and has been a portfolio manager since 1994. He has 26 years of investment experience and a BA from Westminster College and an MBA from the University of North Texas.
Kevin C. Holt, portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1999 as a portfolio manager and has 16 years of investment experience. Mr. Holt has a BA from the University of Iowa and an MBA from the University of Chicago.
Jason S. Leder, portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1995 and has 16 years of investment experience. Mr. Leder has a BA from the University of Texas at Austin and an MBA from Columbia University.

All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

They are assisted by other members of Van Kampen’s Multi-Cap Value Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

59

ABOUT THE PORTFOLIOS

MID-CAP GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the portfolio manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid-capitalization company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of December 31, 2005, the market capitalization range of the Russell Midcap Growth Index was approximately between $1 billion and $18.4 billion.

The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings and cash flow growth. The manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may also purchase securities on a when-issued or delayed delivery basis. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.

The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The portfolio may also purchase securities on a when-issued or delayed delivery basis. The manager may use foreign currency contracts to hedge against changes in currency rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83)%

Average annual total return
as of December 31, 2005	1 year	5 years

Mid-Cap Growth Portfolio[1]	17.90%	(4.27)%
Russell Midcap Growth Index[2]	12.10%	1.38%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s U.S. Growth Team. The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Dennis P. Lynch, portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1998 as a portfolio manager and has 11 years of investment experience. Mr. Lynch has a BA from Hamilton College and an MBA from Columbia University.
David S. Cohen, portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1993 as a portfolio manager and has 19 years of investment experience. Mr. Cohen has a BS from Pace University.
Sam Chainani, portfolio manager, is an executive director of Van Kampen and has managed the portfolio since 2004. He joined Van Kampen as a strategy specialist in 1996 and has a BS from Binghamton University.
Alexander Norton, portfolio manager, is an executive director of Van Kampen and has managed the portfolio since July 2005. He joined Van Kampen in 2000 as a strategy specialist and has a BS from the University of Pennsylvania and an MBA from Columbia University.

They are assisted by other members of Van Kampen’s U.S. Growth Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

REAL ESTATE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income and long-term capital appreciation.

Main investments — invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The portfolio may invest up to 10% of its assets in foreign investments.

61

ABOUT THE PORTFOLIOS

Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may also invest in derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency rates.

Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	non-diversification
•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2004: 17.59%; 3rd quarter 2002: (10.34)%

Average annual total return			7 years/
as of December 31, 2005	1 year	5 years	Since inception

Real Estate Portfolio	16.79%	19.05%	17.95%
NAREIT Equity Index[1]	12.16%	19.08%	16.34%

[1]	The National Association Real Estate Investment Trusts (NAREIT) Equity Index is an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

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Portfolio manager — Van Kampen

The following individual is primarily responsible for day-to-day management of the portfolio:
Theodore R. Bigman, a managing director of Van Kampen, is the lead portfolio manager. He joined Van Kampen in 1995 and has been portfolio manager for the firm’s real estate portfolio since 1999. He has 18 years of investment experience and a BA from Brandeis University and an MBA from Harvard Business School.

The primary research analysts for the portfolio are listed below:

Stuart B. Seeley is an executive director of Van Kampen.
James A. Cowan is a vice president of Van Kampen.
David Smetana, CPA, is a vice president of Van Kampen.
Bill “B.J.” Grant is an associate of Van Kampen.
Christina Chiu is an associate of Van Kampen.

The portfolio is managed by Van Kampen’s Real Estate Team. The Real Estate Team determines the investment strategy, establishes asset-allocation frameworks, and directs the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors. As the lead portfolio manager, Mr. Bigman has ultimate responsibility for the strategy and is the final arbiter on decisions. Members of the team may change from time to time.

With respect to Mr. Bigman, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

VN SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in companies with market capitalizations within the capitalization range of the Russell 2000 Value Index. The portfolio may, however, invest in companies with larger capitalizations. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio manager invests in small-capitalization companies with a focus on absolute return. The manager uses a bottom-up value oriented investment process in constructing the portfolio.

The manager seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns
•	companies valued at a discount to their asset value
•	companies with an attractive dividend yield and minimal basis risk.

In selecting investments for the portfolio, the manager generally employs the following strategy:

•	value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. The portfolio manager selects companies that it believes are out-of-favor or misunderstood.
•	the manager starts with an investment universe of 5,000 securities. The manager then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
•	the manager uses fundamental analysis to construct a portfolio generally holding 55-85 securities consisting of quality companies in the opinion of the manager.
•	the manager will generally sell a stock when it reaches the portfolio manager’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

This portfolio may invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities. The manager may also invest in convertible preferred stock

63

ABOUT THE PORTFOLIOS

and convertible debt securities, foreign securities, including those of emerging markets, real estate investment trusts (REITs) and securities offered in initial public offering (IPOs).

Risks — may be affected by the following risks, among others:

•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	interest rate
•	credit
•	foreign investments
•	emerging countries
•	liquidity
•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — Because the portfolio has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included. For information on how Vaughan Nelson has managed substantially similar accounts, see Performance of comparable accounts.

Portfolio manager — Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

The following individuals are jointly and primarily responsible for the portfolio:

Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 14 years of investment/financial analysis and accounting experience. Mr. Wallis has a BBA from Baylor University and an MBA from Harvard Business School.

Mr. Wallis is the lead portfolio manager and has ultimate decision-making authority for the small-cap value strategy. He has been lead manager for over 5 years. Mr. Wallis interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Mark J. Roach is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2002. Before joining Vaughan Nelson, he was a security analyst with USAA Investment Management Company from 2001 to 2002 and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach has 14 years of investment management and research experience. He has a BA from Baldwin Wallace College and an MBA from the University of Chicago.

Mr. Roach is one of three members of the small-cap value team. He has been a member of the team for over 3 years. Mr. Roach interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003 and has been a portfolio manager since 2004. Before joining Vaughan Nelson, he was a vice president from 2000 to 2003 of RBC Capital Markets and an associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber has 9 years of investment management and financial analysis experience. He has a BS from the University of the South and an MBA from Tulane University.

Mr. Weber interacts with other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

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RISKS AND SPECIAL CONSIDERATIONS

RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses.

A portfolio may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – Each portfolio tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. Each portfolio may temporarily change its investment strategies if a portfolio manager believes economic conditions make it necessary to try to protect the portfolio from potential loss, for redemptions, at start-up of a portfolio, or other reasons. In that case, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio that invests too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A portfolio may have policies on the amount it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indexes may be affected. Therefore, the capitalization ranges of the indexes may change. The definitions of capitalization may be modified from time to time. Some of these policies are in place due to the name of the particular portfolio (Name Policy). The Name Policy also applies at the time the portfolio invests its assets and under normal circumstances, for example, a new portfolio will be permitted to comply with the Name Policy within six months after commencing operations. The Name Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A portfolio may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance: Technology, Short Duration Bond, Health Sciences, International Small-Cap, International Large-Cap, Fasciano Small Equity, Multi-Strategy, Managed Bond, Inflation Managed, Mid-Cap Growth, Large-Cap Growth and VN Small-Cap Value Portfolios. Many of the portfolios are used in connection with asset allocation services, such as Portfolio Optimization. Periodic changes in asset allocation models can result in inflows and outflows of monies in the portfolios. These changes, as well as changes in managers and investment personnel, and reorganizations of portfolios, may result in the sale of portfolio securities, which can increase trading costs and portfolio turnover.

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RISKS AND SPECIAL CONSIDERATIONS

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Each portfolio may borrow up to 33 1/3% of its assets as necessary for the clearance of purchase and sales of securities. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in a portfolio’s return. Borrowing will cost a portfolio interest expense and other fees. The cost of borrowing may reduce a portfolio’s return.

Performance of a portfolio will vary – Performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

A portfolio may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the portfolios, including:

•	price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the portfolio and therefore may be riskier and more susceptible to price swings than large companies. Moreover, such companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many faster-growing health care companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Additionally, investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolios with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to portfolios with a greater number of holdings.

Index portfolios are not actively managed. Portfolios invest in securities included in the index regardless of their investment merit. The portfolio management teams cannot change this investment strategy even temporarily to protect the portfolios from loss during poor economic conditions. This means index portfolios are more susceptible to a general decline in the U.S. stock market than actively managed portfolios.

•	foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of

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adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default. In the event of specified credit events, a portfolio may be required to pay the notional value of a credit default swap to be the buyer of the swap. Credit default swaps are also subject to counterparty risk.

•	mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

•	industry/sector concentration risk – since a portfolio may invest principally in only one industry or sector, it is subject to greater risk of loss as a result of adverse economic, business or other developments

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RISKS AND SPECIAL CONSIDERATIONS

than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real estate investment trusts (REITs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

•	non-diversification risk – a non-diversified portfolio may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	IPO risk – IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.

SPECIAL CONSIDERATIONS

•	Master/feeder mutual fund structure – A “feeder portfolio” invests all of its assets in a separate mutual fund, the “master fund.” A feeder portfolio has a similar investment objective and the same limitations as the master fund in which it invests. The portfolio does not buy investment securities directly. The master fund, on the other hand, invests directly in portfolio securities.

Under the master/feeder structure, a feeder portfolio may withdraw its investment in its master fund if approved by the fund’s board of trustees (board), which the board could do at any time in its discretion after a notice period. Prior to any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the feeder portfolio in another pooled investment entity having the same or similar investment objective as the portfolio, based on the fees and expenses in the year, request Pacific Life to manage the portfolio directly or hire another portfolio manager to manage the portfolio, or take other action.

Because feeder portfolios invest all of their assets in a Master Fund, a feeder portfolio will bear the fees and expenses of the feeder portfolio and the master fund in which it invests. The feeder portfolio’s expenses may be higher than those of other mutual funds which directly acquire and manage their own portfolio of securities. The master/feeder structure is different from that of most of the other portfolios of the fund and

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many other investment companies. A master fund may have other shareholders, such as other feeder funds, each of whom will pay their proportionate share of the master fund’s expenses. The master fund may change its investment objectives, policies, managers, expense limitation agreements and other matters relating to such fund without approval of the feeder portfolio or the feeder portfolio’s board.

FEES AND EXPENSES

The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. The fund also pays for all of the costs of its operations including, among others, the costs of custody, audit and legal, as well as for other services Pacific Life provides through a support services agreement. Pacific Life uses part of the advisory fee to pay for the services of the portfolio managers.

The table below shows the advisory fee and fund expenses of each portfolio as an annual percentage of each portfolio’s average daily net assets, based on the year 2005 unless otherwise noted. However, it does not reflect expenses and charges that are, or may be imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy. To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each portfolio other than the American Funds Growth-Income Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. In the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the Master Fund that exceed an annual rate of 1.01% of its average daily net assets.

A discussion regarding the basis for the fund’s Board of Trustees’ approval of the fund’s investment advisory and sub-advisory contracts is available in the fund’s annual report dated December 31, 2005 and semi-annual report dated June 30, 2005, in sections H and F, respectively.

In 2005, Pacific Life was not required to make any reimbursements to any portfolios under the expense limitation agreements. All reductions or reimbursements in prior years have been fully recouped or expired as of December 31, 2005.

Effective May 1, 2005, the fund entered into an Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee from each portfolio for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the following table. See Advisory fee reduction program in Other fund information for details on the Program.

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FEES AND EXPENSES

				Less		Master Fund
				adviser’s				Total master
	Advisory	Other	Total	reimbursement/	Total net	12b-1	Other	& feeder
Portfolio[1]	fee	expenses	expenses	waiver[2]	expenses	amounts	expenses	expenses

	As an annual % of average daily net assets
International Value	0.85	0.07	0.92	—	0.92	—	—	—
International Small-Cap[3]	1.05	0.09	1.14	—	1.14	—	—	—
Diversified Research	0.90	0.03	0.93	—	0.93	—	—	—
Equity	0.65	0.05	0.70	—	0.70	—	—	—
American Funds Growth-Income[4,5,6]	0.95	0.02	0.97	(0.59)	0.38	0.25	0.29	0.92
American Funds Growth[4,5,6]	0.95	0.02	0.97	(0.59)	0.38	0.25	0.35	0.98
Technology	1.10	0.09	1.19	—	1.19	—	—	—
Short Duration Bond	0.60	0.03	0.63	—	0.63	—	—	—
Concentrated Growth	1.05	0.11	1.16	—	1.16	—	—	—
Diversified Bond[3]	0.60	0.05	0.65	—	0.65	—	—	—
Growth LT	0.75	0.04	0.79	—	0.79	—	—	—
Focused 30	0.95	0.08	1.03	—	1.03	—	—	—
Health Sciences	1.10	0.07	1.17	—	1.17	—	—	—
Mid-Cap Value	0.85	0.03	0.88	—	0.88	—	—	—
Large-Cap Growth (formerly Blue Chip)[7]	0.95	0.04	0.99	—	0.99	—	—	—
Capital Opportunities	0.80	0.07	0.87	—	0.87	—	—	—
International Large-Cap	1.05	0.07	1.12	—	1.12	—	—	—
Equity Index	0.25	0.04	0.29	—	0.29	—	—	—
Small-Cap Index	0.50	0.04	0.54	—	0.54	—	—	—
Fasciano Small Equity	0.80	0.04	0.84	—	0.84	—	—	—
Small-Cap Value	0.95	0.03	0.98	—	0.98	—	—	—
Multi-Strategy	0.65	0.05	0.70	—	0.70	—	—	—
Main Street Core	0.65	0.04	0.69	—	0.69	—	—	—
Emerging Markets	1.00	0.25	1.25	—	1.25	—	—	—
Managed Bond	0.60	0.06	0.66	—	0.66	—	—	—
Inflation Managed	0.60	0.04	0.64	—	0.64	—	—	—
Money Market	0.34 [8]	0.03	0.37	—	0.37	—	—	—
High Yield Bond	0.60	0.04	0.64	—	0.64	—	—	—
Large-Cap Value	0.85	0.04	0.89	—	0.89	—	—	—
Comstock	0.95	0.04	0.99	—	0.99	—	—	—
Mid-Cap Growth	0.90	0.05	0.95	—	0.95	—	—	—
Real Estate	1.10	0.04	1.14	—	1.14	—	—	—
VN Small-Cap Value	0.95	0.09	1.04	—	1.04	—	—	—

[1]	The fund may from time to time enter into directed brokerage agreements that can reduce expenses. The portfolios may benefit because credits, cash or other compensation generated through the directed brokerage transactions may be used to offset the portfolios’ custody expenses or to pay other portfolio expenses. Total adjusted net expenses for these portfolios, after deduction of an offset for custodian credits and recaptured commissions, if any, were: 0.91% for the International Value Portfolio, 1.14% for the International Small-Cap Portfolio, 0.93% for the Diversified Research Portfolio, 0.68% for the Equity Portfolio, 0.92% for the American Funds Growth-Income Portfolio, 0.98% for the American Funds Growth Portfolio, 1.12% for the Technology Portfolio, 0.63% for the Short Duration Bond Portfolio, 1.12% for the Concentrated Growth Portfolio, 0.65% for the Diversified Bond Portfolio, 0.77% for the Growth LT Portfolio, 1.03% for the Focused 30 Portfolio, 1.12% for the Health Sciences Portfolio, 0.84% for the Mid-Cap Value Portfolio, 0.97% for the Large-Cap Growth Portfolio (formerly Blue Chip Portfolio), 0.86% for the Capital Opportunities Portfolio, 1.11% for the International Large-Cap Portfolio, 0.28% for the Equity Index Portfolio, 0.54% for the Small-Cap Index Portfolio, 0.82% for the Fasciano Small Equity Portfolio, 0.96% for the Small-Cap Value Portfolio, 0.70% for the Multi-Strategy Portfolio, 0.69% for the Main Street Core Portfolio, 1.24% for the Emerging Markets Portfolio, 0.65% for the Managed Bond Portfolio, 0.64% for the Inflation Managed Portfolio, 0.37% for the Money Market Portfolio, 0.64% for the High Yield Bond Portfolio, 0.87% for the Large-Cap Value Portfolio, 0.98% for the Comstock Portfolio, 0.95% for the Mid-Cap Growth Portfolio, 1.14% for the Real Estate Portfolio and 1.03% for the VN Small-Cap Value Portfolio.

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[2]	Effective May 1, 2005, the fund entered into an Advisory Fee Reduction Program, which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the table above but is not shown due to rounding.

[3]	Expenses for the International Small-Cap and Diversified Bond Portfolios are estimated based on each portfolio’s projected average net assets for 2006. No actual advisory fees or expenses were paid by these portfolios in 2005 because the portfolios commenced operations after December 31, 2005. The ratios for the period of less than one year are annualized.

[4]	The advisory fee for the American Funds Growth-Income Portfolio is equal to an annual rate of 0.95% minus the annual rates of any net advisory and 12b-1 fees paid by the Master Growth-Income Fund; the advisory fee for the American Funds Growth Portfolio is equal to an annual rate of the amount shown in the table above. Until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds, Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio (not including any advisory fee paid by the Master Funds). There is no guarantee that Pacific Life will continue to cap the advisory fee after that date. In addition, Pacific Life will further limit the ordinary operating expenses of the American Funds Growth-Income Portfolio, including advisory fee, other expenses deducted from the portfolio’s assets, and the proportionate share of the net fees and expenses of the Master Growth-Income Fund, but excluding extraordinary expenses including litigation, to an annual rate of 1.01% of the average daily net assets of the portfolio through April 28, 2008. For the period since the commencement of operations through December 31, 2005, the annualized net advisory fees paid to Pacific Life by each Feeder Portfolio was equal to an annual rate of 0.36%, and no additional amounts were waived or reimbursed for the American Funds Growth-Income Portfolio by Pacific Life under the additional waiver and expense limitation agreement described above.

[5]	Class 2 shares of each of the Master Funds pay 0.25% of average daily net assets annually pursuant to a Plan of Distribution or 12b-1 Plan. In addition, the Growth-Income Fund pays to Capital Research a net management fee equal to an annual rate of 0.25% (0.28% before waiver) of the Growth-Income Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Growth-Income Fund’s average daily net assets based on the most recently completed fiscal year, and the Growth Fund pays to Capital Research a net management fee equal to an annual rate of 0.30% (0.33% before waiver) of the Growth Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.02% of the Growth Fund’s average daily net assets based on the most recently completed fiscal year. Because feeder portfolios invest all of their assets in a Master Fund, a feeder portfolio will bear the fees and expenses of the feeder portfolio and the proportionate share of fees and expenses of the Master Fund in which it invests. The amounts shown under “Other Expenses” for the Master Funds include the advisory fee (before non-contractual fee waiver). The fee table and the example provided on the following page reflect the estimated expenses of both the Feeder Portfolios and the Master Funds.

[6]	Pursuant to two separate Fund Participation Agreements among the fund, Pacific Select Distributors, Inc., the fund’s distributor (PSD), the American Fund Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Distribution and/or service (12b-1) fees from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Portfolios in the Master Funds.

[7]	The Blue Chip Portfolio changed its name to Large-Cap Growth Portfolio effective January 1, 2006.

[8]	The rate shown reflects certain breakpoints and is an effective fee rate based on the advisory fee incurred in the most recent fiscal year as a percentage of average net assets. The advisory fee schedule for the Money Market Portfolio based on annual percentage of average daily net assets is as follows: 0.40% for the first $250 million, 0.35% of the next $250 million and 0.30% of excess.

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FEES AND EXPENSES

Examples

The examples that follow are intended to help you compare the cost of investing in Pacific Select Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Select Fund’s annual operating expenses remain as stated in the previous table throughout the 10-year period except for the International Small-Cap Portfolio and the Diversified Bond Portfolio (see note 1 below), and the American Funds Growth-Income and American Funds Growth Portfolios (see note 2 below). Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate – actual expenses and performance may vary.

	Your expenses (in dollars) if you sell
	your shares at the end of each period

	1 year	3 years	5 years	10 years

Portfolio
International Value	94	293	509	1,131
International Small-Cap[1]	116	362	N/A	N/A
Diversified Research	95	296	515	1,143
Equity	72	224	390	871
American Funds Growth-Income[2]	94	419	768	1,751
American Funds Growth[2]	100	438	799	1,817
Technology	121	378	654	1,443
Short Duration Bond	64	202	351	786
Concentrated Growth	118	368	638	1,409
Diversified Bond [1]	66	208	N/A	N/A
Growth LT	81	252	439	978
Focused 30	105	328	569	1,259
Health Sciences	119	372	644	1,420
Mid-Cap Value	90	281	488	1,084
Large-Cap Growth (formerly Blue Chip)	101	315	547	1,213
Capital Opportunities	89	278	482	1,073
International Large-Cap	114	356	617	1,363
Equity Index	30	93	163	368
Small-Cap Index	55	173	302	677
Fasciano Small Equity	86	268	466	1,037
Small-Cap Value	100	312	542	1,201
Multi-Strategy	72	224	390	871
Main Street Core	70	221	384	859
Emerging Markets	127	397	686	1,511
Managed Bond	67	211	368	822
Inflation Managed	65	205	357	798
Money Market	38	119	208	468
High Yield Bond	65	205	357	798
Large-Cap Value	91	284	493	1,096
Comstock	101	315	547	1,213
Mid-Cap Growth	97	303	525	1,166
Real Estate	116	362	628	1,386
VN Small-Cap Value	106	331	574	1,271

[1]	Operations commenced on May 1, 2006. The offering costs of these new portfolios will be fully amortized by the end of first year of operations; projected expenses for years 2 and 3 do not reflect these costs.

[2]	The estimated total expenses for the American Funds Growth-Income and American Funds Growth Portfolios reflect the expenses of both the Feeder Portfolios and Master Funds. Pacific Life will limit its total annual investment advisory fee to 0.36% for each Feeder Portfolio until the earlier to occur of May 1, 2007 or such time the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that Pacific Life will continue to cap the advisory fee after that date.

OTHER FUND INFORMATION

HOW SHARE PRICES ARE CALCULATED

Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

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Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction, the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the board. The portfolios may value securities at fair value as estimated in good faith under procedures established by the board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the board, or otherwise as provided by the fund’s valuation procedures, which have been determined by the board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the portfolios’ foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the portfolios may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the portfolios’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a portfolio does not price its shares, the value of a portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life’s customer service.

Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the fund values its shares. Prices derived under these procedures will be used in determining NAVs.

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the fund’s board. In determining the fair value of securities, the fund may consider available information, including information that becomes known after

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OTHER FUND INFORMATION

the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

The NAVs of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds, and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

FUND AVAILABILITY

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the fund’s portfolios – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. Accordingly, the fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the variable life insurance policies and annuity contracts which use Pacific Select Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that contract owners may make. The fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You’ll find information about how this works in the product prospectus or offering memorandum.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.

Dividends are generally distributed according to the following schedule:

•	Debt portfolios (Money Market, Short Duration Bond, Diversified Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios) — dividends declared and paid monthly
•	All other portfolios — dividends declared and paid annually.

Dividends may be declared less frequently (e.g. semi-annually) if it is advantageous to the portfolio and to shareholders of the portfolio, but in no event less frequently than annually.

DISTRIBUTION ARRANGEMENTS

As noted previously, the fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the fund, Pacific Select Distributors, Inc., principal underwriter and distributor (PSD) of Pacific Life’s variable insurance products, or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Refer to the product prospectus or the offering memorandum for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.

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Pursuant to two separate Fund Participation Agreements among Pacific Select Fund, PSD, the fund’s distributor, the American Funds Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Rule 12b-1 service fee from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Portfolios in the Master Funds.

POLICY REGARDING FREQUENT TRADING

The fund is only available as the underlying investment fund for variable life insurance and variable annuity products (variable contracts) issued or administered by Pacific Life or PL&A. The portfolios are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the portfolios as investment options under their variable contracts.

The trading activity of individual contract owners is generally not identified to the portfolios; and therefore, the ability of a portfolio to monitor exchanges made by contract owners is severely limited. Consequently, the portfolios must rely on Pacific Life or PL&A as the issuer or administrator of the variable contracts to monitor frequent, short-term trading within a portfolio by contract owners.

Pacific Life and PL&A attempt to discourage frequent trading by monitoring certain large transaction activity through the variable contracts and imposing transaction limitations on variable contract owners. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

Such trading activity can disrupt the management of the fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the portfolios’ performance.

The fund’s board of trustees adopted a policy with respect to limitations on transfers. In connection with the use of the fund as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, these limitations on transfers must be enforced by any insurance company that participates in the fund, including, but not limited to, Pacific Life and PL&A, by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders (Investors), as if they were Investors investing directly in the portfolios of the fund. The limitations specified below shall apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type entity; but shall not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Money Market Portfolio.

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OTHER FUND INFORMATION

3.	An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the International Value, International Small-Cap, International Large-Cap, and Emerging Markets Portfolios.

4.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Money Market Portfolio are excluded from this limitation.

5.	For purposes of 1., 2. and 3. above, multiple transfers among the portfolios of the fund on the same day count as one transfer.

6.	Insurance companies that participate in the fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents.

ADVISORY FEE REDUCTION PROGRAM

Pacific Life serves as investment adviser to the fund under an investment advisory agreement first entered into on November 9, 1987 and amended and restated on January 1, 2005. The fund and Pacific Life recently put into place the Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. Under this Program, the advisory fee paid to Pacific Life by each portfolio will be reduced so long as the fund’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10-calendar year period ending December 31st (the Advisory Fee Reduction Performance) exceeds an annual rate of 8.00% (Waiver Threshold). The Waiver Threshold is an amount intended to reflect performance levels at which Pacific Life realizes economies of scale. These economies would be shared with shareholders under the Program.

The Program, which became effective on May 1, 2005, will remain in effect through at least April 30, 2007, after which renewal and the terms of the Program will be reviewed by Pacific Life and the fund’s board of trustees, and there can be no assurance that it will be renewed or continued in the current form after that date.

The amount, if any, of the fund’s advisory fee that will be waived under the Program is determined at the beginning of each calendar year. At that time, the weighted average annual total return, without reflecting fees and expenses of the fund for the most recently completed 10-calendar year period is determined. If that amount exceeds the Waiver Threshold, Pacific Life will waive a portion of its advisory fee beginning on May 1 of the year following the 10-calendar year period through April 30 of the following year. The amount of the waiver will depend on the amount by which the fund has outperformed the Waiver Threshold i.e. the greater the fund’s outperformance, the larger the waiver (up to a maximum waiver of an annual rate of 0.05% of the average daily net assets) of each portfolio. For example, if the fund’s Advisory Fee Reduction Performance for the 10-calendar year period ending December 31, 2006 were greater than 8.00% but less than or equal to 8.50%, beginning May 1, 2007, the advisory fee for each portfolio would be waived by an annual rate of 0.00125%, and if the Advisory Fee Reduction Performance were greater than 20.00%, the advisory fee would be waived by an annual rate of 0.05%. The maximum waiver is 0.05%. If the fund’s Advisory Fee Reduction Performance for the 10-calendar year period did not

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exceed the Waiver Threshold, no waiver would apply, and Pacific Life would receive the full advisory fee. Under the Program, the fund’s Advisory Fee Reduction Performance is calculated on a gross basis, prior to deduction of fund fees and expenses, and all calculations are asset-weighted so that portfolio returns are weighted proportionally in relation to their size.

The fee waiver under the Program applies to all of the fund’s portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio. Please see the SAI for a more complete description of the Program, including the method for calculating the fund’s Advisory Fee Reduction Performance for the Program.

FUND ORGANIZATION

The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.

The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

TAX MATTERS

Each portfolio currently intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains.

Each portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. The American Funds Growth-Income Portfolio and American Funds Growth Portfolio intend to comply with these diversification regulations through their investments in the Master Funds.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the portfolios will be separate accounts, no discussion is included here concerning the federal income tax consequences at the shareholder level. The tax status of your investment in the fund depends upon the features of your policy or contract. For information about the federal income tax consequences to purchasers of variable contracts, see the prospectus for the policy or contract.

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ABOUT THE PORTFOLIO MANAGERS

This section provides information about the firms that manage the Pacific Select Fund portfolios.

Pacific Life Insurance Company — 700 Newport Center Drive, Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), the investment adviser and administrator of Pacific Select Fund, provides life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals, businesses and pension plans. Additional information about Pacific Life can be obtained at its web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund, and therefore Pacific Life has not retained other portfolio managers to manage the assets of these portfolios. Some of the portfolio managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the fund’s board, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.

Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other Master Funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval.

AllianceBernstein L.P. — 1345 Avenue of the Americas, New York, NY 10105

AllianceBernstein L.P. (AllianceBernstein) is a leading global investment management firm with approximately $579 billion in assets under management as of December 31, 2005. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

AllianceBernstein manages the International Value Portfolio.

Batterymarch Financial Management, Inc. — 200 Clarendon Street, Boston, Massachusetts 02116

Batterymarch specializes in equity investments and is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, Batterymarch managed approximately $15 billion in assets.

Batterymarch manages the International Small-Cap Portfolio.

Capital Guardian Trust Company — 333 South Hope Street, Los Angeles, California 90071

Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 2005, Capital Guardian managed approximately $157 billion, primarily for large institutional clients.

Portfolio management is supported by the research efforts of over 190 investment professionals. Capital Group International, Inc. spent over $120 million in 2005 on its research efforts.

Capital Guardian manages the Diversified Research Portfolio and the Equity Portfolio.

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Capital Research and Management Company — 333 South Hope Street, Los Angeles, California 90071

Capital Research and Management Company (Capital Research), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and other mutual funds, including those in The American Funds Group. Capital Research is a wholly-owned subsidiary of The Capital Group Companies. As of December 31, 2005, Capital Research managed over $650 billion.

Capital Research manages the funds underlying the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio which are series of American Funds Insurance Series®, a registered open-end investment company. American Funds is a registered trademark of American Funds Distributors, Inc.

Columbia Management Advisors, LLC. — 100 Federal Street, Boston, Massachusetts 02110

Columbia Management Advisors, LLC. (Columbia Management) is an indirect wholly-owned subsidiary of Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2005, Columbia Management and its affiliates managed approximately $361 billion.

Columbia Management manages the Technology Portfolio.

Goldman Sachs Asset Management, L.P. — 32 Old Slip, New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2005, Goldman Sachs, along with other units of IMD, had assets under management of approximately $526 billion.

Goldman Sachs manages the Short Duration Bond Portfolio and the Concentrated Growth Portfolio. I-Net Tollkeeper Portfolio (now called Concentrated Growth Portfolio) is a service mark of Goldman, Sachs & Co.

J.P. Morgan Investment Management, Inc. — 522 Fifth Avenue, New York, NY 10036

J.P. Morgan Investment Management, Inc. (JP Morgan) is an indirect, wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of As of December 31, 2005, JP Morgan managed approximately $847 billion in assets.

JP Morgan manages the Diversified Bond Portfolio.

Janus Capital Management LLC — 151 Detroit Street, Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $149 billion in assets under management as of December 31, 2005. The Janus investment team focuses on individual companies, using an investment process supported by the company’s 25 portfolio managers and 42 securities analysts.

Janus manages the Focused 30 Portfolio and the Growth LT Portfolio.

Jennison Associates LLC — 466 Lexington Avenue, New York, New York 10017

Jennison Associates LLC (Jennison) was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company. As of December 31, 2005, Jennison managed in excess of $72 billion in assets.

Since inception in 1969, Jennison has employed a security selection (bottom-up) approach to investing. Each investment team is highly experienced and skilled and is committed to being among the leaders in its respective discipline.

Jennison manages the Health Sciences Portfolio.

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ABOUT THE PORTFOLIO MANAGERS

Lazard Asset Management LLC, a subsidiary of Lazard Frères & Co. LLC — 30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC.

LF & Co. originated as a partnership in 1848 and became one of the first global investment banks. Today, LF & Co., directly or through affiliates, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, alternative investments and real estate finance. LF & Co. established Lazard as its investment management division and was registered with the Securities and Exchange Commission as an investment advisor on May 1, 1970.

Lazard, an indirect subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience in both U.S. and non-U.S. portfolios. The firm offers investors an array of equity, fixed income, and alternative investment products.

Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $78 billion as of December 31, 2005. Lazard’s team of 139 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the Mid-Cap Value Portfolio.

Loomis, Sayles & Company, L.P., — One Financial Center, Boston, Massachusetts 02111

Loomis, Sayles & Company, L.P. (Loomis Sayles) is a subsidiary of IXIS Asset Management US Group, L.P. Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms with approximately $75 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry, and devoted $27 million to its research efforts in 2005.

Loomis Sayles manages the Large-Cap Growth Portfolio.

MFS Investment Management — 500 Boylston Street, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

MFS manages the Capital Opportunities Portfolio and the International Large-Cap Portfolio.

Mercury Advisors — 800 Scudders Mill Road, Plainsboro, New Jersey 08536

Fund Asset Management L.P. (FAM), doing business as Mercury Advisors, was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including Merrill Lynch Investment Managers L.P., had approximately $538 billion in investment company and other portfolio assets under management as of December 31, 2005. This amount includes assets managed for Merrill Lynch affiliates.

Mercury Advisors manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

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Neuberger Berman Management Inc. — 605 Third Avenue, New York, New York 10158

Neuberger Berman Management Inc. (Neuberger Berman), a Lehman Brothers Company, was founded in 1939. As of December 31, 2005, Neuberger Berman managed approximately $149 billion.

Neuberger Berman manages the Fasciano Small Equity Portfolio.

NFJ Investment Group L.P. — 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201

NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets of approximately $20 billion as of December 31, 2005.

NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $600 billion in assets under management as of December 31, 2005. Pacific Life holds an indirect minority interest in AGI LP.

NFJ manages the Small-Cap Value Portfolio.

OppenheimerFunds, Inc. — Two World Financial Center, 225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the United States, with more than $200 billion in assets under management as of December 31, 2005. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.

Oppenheimer manages the Multi-Strategy Portfolio, the Main Street® Core Portfolio and the Emerging Markets Portfolio. Main Street is a registered trademark of Oppenheimer.

Pacific Investment Management Company LLC — 840 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 700 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had approximately $594 billion in assets under management as of December 31, 2005. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

PIMCO is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $643 billion in assets under management as of December 31, 2005.

PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio.

Salomon Brothers Asset Management Inc — 399 Park Avenue, New York, New York 10022

Established in 1987, Salomon Brothers Asset Management Inc (Salomon Brothers) has affiliates in London, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. Salomon Brothers also provides investment advisory services to other investment companies. As of December 31, 2005, Salomon Brothers had approximately $89 billion in assets under management. Salomon Brothers is a wholly-owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $851 billion.

Salomon Brothers manages the Large-Cap Value Portfolio.

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ABOUT THE PORTFOLIO MANAGERS

Van Kampen — 1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Select Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its affiliated asset management companies managed approximately $434 billion in assets as of December 31, 2005. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the Comstock Portfolio, the Real Estate Portfolio and the Mid-Cap Growth Portfolio.

Vaughan Nelson Investment Management, L.P. — 600 Travis Street, Suite 6300, Houston, Texas 77002

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) is a subsidiary of IXIS Asset Management US Group, L.P. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed income portfolios for clients who consist of foundations, university endowments, corporate retirement, and family/ individual core funds, as well as a subadviser for other mutual funds. As of December 31, 2005, Vaughan Nelson had over $4 billion in assets under management.

Vaughan Nelson manages the VN Small-Cap Value Portfolio.

Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated: purchases of shares of mutual funds after the market close (late trading), abusive frequent trading of fund shares for arbitrage purposes (market timing) and use of mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). Certain of the managers has been the subject of formal actions or litigation relating to some or all of these matters. None of the proceedings or allegations discussed relates to Pacific Life, Pacific Select Fund, or any series of Pacific Select Fund. For a more complete discussion of the portfolio managers (currently, Columbia, Janus, MFS and PIMCO), who are subject to such various inquiries and/or litigation and a brief description of these matters, please refer to the Statement of Additional Information. Pacific Life has reported to the fund that based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of the portfolio managers to continue to provide to the fund the services they have agreed to provide.

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PERFORMANCE OF COMPARABLE ACCOUNTS

ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS

Generally, when there is a change in portfolio manager a comparable account presentation is shown in the prospectus for one year. When a portfolio is added, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts) managed by the applicable manager has performed in the past over a longer period of time. It does not show you how the portfolio that is available in Pacific Select Fund has performed or will perform. Presentations relating to the portfolio managers are provided because it is the portfolio manager that makes all investment decisions relating to the portfolio they manage.

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation). The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. Since the fund does not charge a sales load, the composites do not reflect the deduction of a sales load.

Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

Performance and expense information for certain accounts within a composite may be provided to the respective portfolio manager from a sponsor or administrator for such accounts and as such are not within the control of and have not been independently verified by the respective portfolio manager. Performance information has been provided by the applicable manager and is not within the control of Pacific Life. None of the performance or expense information regarding comparable accounts or composites has been independently verified by Pacific Life.

83

PERFORMANCE OF COMPARABLE ACCOUNTS

ALLIANCEBERNSTEIN L.P.

The chart below does not show you the performance of the International Value Portfolio — it shows the performance of similar accounts managed by AllianceBernstein.

The chart shows the historical performance of the AllianceBernstein International Value — Developed Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the International Value Portfolio. As of 12/31/05 the composite consisted of 45 advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Value Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

	Composite of	MSCI EAFE
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2005	17.25	13.54
2004	24.49	20.25
2003	40.69	38.59
2002	(6.40)	(15.94)
2001	(13.47)	(21.44)
2000	(3.47)	(14.17)
1999	13.27	26.96
1998	12.34	20.00
1997	1.13	1.78
1996	11.22	6.04

1 year	17.25	13.54
5 years	10.71	4.55
10 years	8.67	5.84

[1]	This column shows performance after the highest advisory fees and other expenses, which includes fees and expenses normally paid by mutual funds, charged to the accounts in the AllianceBernstein International Value — Developed Composite have been deducted. The International Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. Returns for two of the accounts in the composite include accrued income since their inception (January 1998 and October 1998, respectively); returns for the other accounts in the composite include accrued income since 2005.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

84

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

The chart below does not show you the performance of the International Small-Cap Portfolio — it shows the performance of a similar account managed by Batterymarch.

This portfolio has no historical performance to report because it started on May 1, 2006. The chart shows the historical performance of the Batterymarch International Small Capitalization Equity Composite. The account in the composite has an investment objective, policies and strategies that are substantially similar to those of the International Small-Cap Portfolio. As of 12/31/05 the composite consisted of 1 advisory account.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Small-Cap Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Small-Cap Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

		S&P/Citigroup
		EMI World
	Composite of a	ex-US Index
Year/Period	Similar Account (%) [1]	(%) [2]

2005	31.43	22.11
2004	31.76	28.76
2003	56.71	53.73
2002 [3]	(12.29)	(14.28)

1 year	31.43	22.11
3 years	39.48	34.21
Since inception [3]	26.68	21.98

[1]	This column shows performance after the actual advisory fees and other expenses charged to the account in the Batterymarch International Small Capitalization Equity Composite have been deducted. The International Small-Cap Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. The account in the composite was not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The S&P/Citigroup Extended Market Index World ex-US (S&P/Citigroup EMI World ex-US) is an index of the smaller-capitalization stocks of the Citigroup Broad Market Index. Results include reinvested dividends.

[3]	The inception date of the composite was 5/1/02. Total returns and expenses are not annualized for the first year of operations.

85

PERFORMANCE OF COMPARABLE ACCOUNTS

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

The chart below does not show you the performance of the Diversified Bond Portfolio — it shows the performance of similar accounts managed by JP Morgan.

This portfolio has no historical performance to report because it started on May 1, 2006. The chart shows the historical performance of the JPM Core Plus Custom Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Diversified Bond Portfolio. As of 12/31/05 the composite consisted of 49 advisory accounts, including 2 mutual funds (one U.S. and one non-U.S. mutual fund).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Diversified Bond Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Diversified Bond Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

		Lehman Brothers
	Composite of	Aggregate Bond
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2005	2.44	2.43
2004	5.07	4.34
2003	4.59	4.10
2002	9.11	10.27
2001	7.67	8.42
2000	11.35	11.63
1999	(0.67)	(0.83)
1998	7.70	8.67
1997	9.10	9.68
1996	4.73	3.61

1 year	2.44	2.43
5 years	5.75	5.87
10 years	6.05	6.16

[1]	This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the JPM Core Plus Custom Composite have been deducted. For the accounts other than the mutual funds, the maximum institutional advisory fees charged by JP Morgan for this product have been deducted from the gross performance of the institutional portfolios and do not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The Diversified Bond Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the U.S. mutual fund, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2]	The Lehman Brothers Aggregate Bond Index is an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

86

LOOMIS, SAYLES & COMPANY, L.P.

The chart below does not show you the performance of the Large-Cap Growth Portfolio — it shows the performance of similar accounts managed by Loomis Sayles.

The chart shows the historical performance of the Loomis Sayles Large-Cap Growth Custom Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Large-Cap Growth Portfolio. As of 12/31/05, the composite consisted of 73 advisory accounts, including 3 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Large-Cap Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Large-Cap Growth Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

	Composite of	Russell 1000	S&P 500
	Similar Accounts	Growth Index	Index
Year/Period	(%) [1]	(%) [2]	(%) [3]

2005	11.18	5.26	4.91
2004	16.26	6.30	10.87
2003	32.78	29.75	28.67
2002	(22.46)	(27.88)	(22.09)
2001	(24.14)	(20.42)	(11.88)
2000	(15.72)	(22.42)	(9.11)
1999	39.29	33.16	21.04
1998	31.88	38.71	28.58
1997	16.76	30.49	33.36
1996	16.94	23.12	22.96

1 year	11.18	5.26	4.91
5 years	0.19	(3.58)	0.54
10 years	7.87	6.73	9.07

[1]	This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the Loomis Sayles Large-Cap Growth Custom Composite have been deducted. For the accounts other than the mutual funds, the effective advisory fee charged by Loomis Sayles for each account has been deducted from the gross performance of the institutional and/or advisory accounts. Since most accounts are billed quarterly and performance is calculated monthly, the effective advisory fee is meant to approximate a monthly net of fee return. The effective advisory fee for an account is derived by using beginning of measurement period assets and the specific fee schedule for each account to calculate an annual fee amount. The Large-Cap Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for non-mutual funds, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

87

PERFORMANCE OF COMPARABLE ACCOUNTS

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

The chart below does not show you the performance of the VN Small-Cap Value Portfolio — it shows the performance of similar accounts managed by Vaughan Nelson.

The chart shows the historical performance of the Vaughan Nelson Small Capitalization Value Customized Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the VN Small-Cap Value Portfolio. As of 12/31/05 the composite consisted of 23 advisory accounts, including 1 mutual fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the VN Small-Cap Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the VN Small-Cap Value Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

	Composite of	Russell 2000
Year/Period	Similar Accounts (%) [1]	Value Index (%) [2]

2005	10.72	4.71
2004	18.97	22.25
2003	51.87	46.03
2002	(7.76)	(11.43)
2001	5.00	14.03
2000	56.72	22.83
1999	(8.17)	(1.49)
1998	(6.76)	(6.45)
1997[3]	33.37	32.11

1 year	10.72	4.71
5 years	14.15	13.55
Since inception [3]	15.27	12.59

[1]	This column shows performance after the highest advisory fees and other expenses, which includes fees and expenses normally paid by mutual funds, charged to the accounts in the Vaughan Nelson Small Capitalization Value Customized Composite have been deducted. For the accounts other than the mutual fund, the VN Small-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual fund, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The Russell 2000 Value Index is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

[3]	The inception date of the composite was 4/1/97. Total returns and expenses are not annualized for the first year of operations.

88

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Because the International Small-Cap Portfolio and Diversified Bond Portfolio commenced operations as of the date of this prospectus, financial highlights are not available for these portfolios.

The information in the financial highlights tables for each of the periods presented is included and can be read in conjunction with the fund’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements and related notes, is included in the fund’s annual report dated as of December 31, 2005. To find out how you can obtain a copy of the annual report, please refer to the WHERE TO GO FOR MORE INFORMATION section on the back cover of this prospectus. For information regarding the Master Funds’ independent registered public accountants, please consult the Master Funds’ statement of additional information, which is available upon request.

89

FINANCIAL HIGHLIGHTS

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/ Supplemental Data

														Ratios of
														Net
													Ratios of	Investment
													Expenses	Income
			Net									Ratios of	Before	After
	Net Asset		Realized								Net Assets,	Expenses	Expense	Expense
	Value,		and		Dividends			Net Asset			End of	After Expense	Reductions	Reductions
	Beginning	Net	Unrealized	Total from	from Net	Distributions		Value, End			Year/Period	Reductions to	to Average	to Average	Portfolio
For the Year or	of	Investment	Gain	Investment	Investment	from Capital	Total	of	Total		(in	Average Net	Net	Net	Turnover
Period Ended	Year/Period	Income (1)	(Loss) (1)	Operations	Income	Gains	Distributions	Year/Period	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Large-Cap Growth (formerly Blue Chip)
2005 (5)	$7.83	$0.02	$0.21	$0.23	($0.03)	$—	($0.03)	$8.03	2.94%		$1,179,493	0.97%	0.99%	0.32%	147.32%
2004	7.53	0.05	0.30	0.35	(0.05)	—	(0.05)	7.83	4.65%		1,876,064	0.99%	1.01%	0.76%	35.70%
2003	6.02	0.01	1.52	1.53	(0.02)	—	(0.02)	7.53	25.36%		1,106,881	0.99%	1.01%	0.28%	29.95%
2002	8.14	0.01	(2.12)	(2.11)	(0.01)	—	(0.01)	6.02	(25.94%	)	582,873	1.00%	1.01%	0.16%	36.04%
01/02/2001-12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	—	(0.01)	8.14	(18.57%	)	531,021	1.00%	1.04%	0.11%	23.71%

Diversified Research
2005 (5)	$11.78	$0.07	$0.55	$0.62	($0.05)	$—	($0.05)	$12.35	5.24%		$1,165,504	0.93%	0.93%	0.55%	22.83%
2004	10.65	0.06	1.14	1.20	(0.07)	—	(0.07)	11.78	11.20%		581,875	0.94%	0.95%	0.65%	21.17%
2003	8.06	0.03	2.59	2.62	(0.03)	—	(0.03)	10.65	32.63%		400,630	0.96%	0.99%	0.38%	23.56%
2002	10.66	0.03	(2.61)	(2.58)	(0.02)	—	(0.02)	8.06	(24.19%	)	213,197	0.95%	0.97%	0.32%	35.32%
2001	10.99	0.03	(0.34)	(0.31)	(0.02)	—	(0.02)	10.66	(2.74%	)	242,648	0.94%	0.96%	0.28%	34.80%

Equity
2005 (5)	$18.17	$0.04	$1.15	$1.19	($0.05)	$—	($0.05)	$19.31	6.53%		$313,128	0.68%	0.70%	0.22%	169.07%
2004	17.42	0.14	0.75	0.89	(0.14)	—	(0.14)	18.17	5.14%		360,662	0.70%	0.73%	0.72%	61.69%
2003	14.06	0.04	3.38	3.42	(0.06)	—	(0.06)	17.42	24.33%		424,708	0.71%	0.75%	0.33%	61.86%
2002	19.21	0.06	(5.15)	(5.09)	(0.06)	—	(0.06)	14.06	(26.51%	)	392,490	0.72%	0.75%	0.38%	96.16%
2001	26.12	— (6)	(5.55)	(5.55)	(0.02)	(1.34)	(1.36)	19.21	(21.76%	)	695,151	0.70%	0.70%	0.06%	132.39%

See explanation of references on 96

90

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions					Ratios/ Supplemental Data

															Ratios of
															Net
														Ratios of	Investment
														Expenses	Income
			Net										Ratios of	Before	(Loss) After
	Net Asset		Realized										Expenses	Expense	Expense
	Value,	Net	and		Dividends				Net Asset				After Expense	Reductions	Reductions
	Beginning	Investment	Unrealized	Total from	from Net		Distributions		Value, End			Net Assets, End	Reductions to	to Average	to Average		Portfolio
For the Year or	of	Income	Gain	Investment	Investment		from Capital	Total	of	Total		of Year/Period (in	Average Net	Net	Net		Turnover
Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income		Gains	Distributions	Year/Period	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)		Rates

American Funds Growth-Income (7), (8)
05/02/2005-12/31/2005 (5)	$10.00	$0.13	$0.86	$0.99	($0.11)		$—	($0.11)	$10.88	9.85%		$783,865	0.39%	0.98%	1.83%		1.47%

American Funds Growth (7), (8)
05/02/2005-12/31/2005 (5)	$10.00	$0.05	$1.91	$1.96	($0.04)		$—	($0.04)	$11.92	19.67%		$1,084,892	0.39%	0.98%	0.73%		1.61%

Technology
2005 (5)	$4.68	($0.03)	$1.05	$1.02	$—		$—	$—	$5.70	21.71%		$118,498	1.12%	1.19%	(0.66%	)	309.81%
2004	4.52	(0.03)	0.19	0.16	—		—	—	4.68	3.66%		98,077	1.18%	1.22%	(0.54%	)	130.83%
2003	3.17	(0.02)	1.37	1.35	—		—	—	4.52	42.58%		124,044	1.26%	1.29%	(1.01%	)	144.41%
2002	5.91	(0.03)	(2.71)	(2.74)	—		—	—	3.17	(46.34%	)	41,249	1.20%	1.20%	(0.95%	)	106.38%
01/02/2001-12/31/2001	10.00	(0.02)	(4.07)	(4.09)	—		—	—	5.91	(40.94%	)	52,160	1.20%	1.31%	(0.71%	)	69.22%

Short Duration Bond
2005 (5)	$9.80	$0.28	($0.14)	$0.14	($0.29	) (9)	$—	($0.29)	$9.65	1.57%		$1,574,060	0.63%	0.63%	2.89%		109.28%
2004	9.93	0.21	(0.09)	0.12	(0.25	) (9)	—	(0.25)	9.80	1.21%		1,408,935	0.65%	0.65%	2.12%		189.32%
05/01/2003-12/31/2003	10.00	0.17	(0.07)	0.10	(0.17)		—	(0.17)	9.93	0.96%		891,899	0.66%	0.66%	2.74%		227.50%

Concentrated Growth (10)
2005 (5)	$4.44	($0.01)	$0.12	$0.11	$—		$—	$—	$4.55	2.34%		$49,071	1.14%	1.18%	(0.17%	)	124.20%
2004	3.94	(0.02)	0.52	0.50	—		—	—	4.44	12.66%		62,441	1.32%	1.36%	(0.38%	)	55.98%
2003	2.75	(0.03)	1.22	1.19	—		—	—	3.94	43.22%		71,047	1.31%	1.31%	(1.09%	)	47.46%
2002	4.48	(0.04)	(1.69)	(1.73)	—		—	—	2.75	(38.62%	)	42,569	1.43%	1.44%	(1.32%	)	53.36%
2001	6.78	(0.12)	(2.18)	(2.30)	—		—	—	4.48	(33.89%	)	74,294	1.57%	1.57%	(1.35%	)	46.78%

Growth LT
2005 (5)	$19.35	$0.05	$1.43	$1.48	($0.05)		$—	($0.05)	$20.78	7.68%		$1,577,844	0.77%	0.79%	0.26%		41.57%
2004	17.52	0.07	1.76	1.83	—		—	—	19.35	10.40%		1,835,524	0.80%	0.82%	0.30%		49.60%
2003	13.08	(0.03)	4.47	4.44	—		—	—	17.52	33.98%		1,748,854	0.80%	0.82%	(0.13%	)	48.90%
2002	18.59	— (6)	(5.36)	(5.36)	(0.15)		—	(0.15)	13.08	(28.97%	)	1,439,900	0.79%	0.87%	0.09%		113.39%
2001	31.30	0.42	(8.94)	(8.52)	(0.26)		(3.93)	(4.19)	18.59	(29.55%	)	2,280,990	0.79%	0.82%	0.31%		90.93%

Focused 30
2005 (5)	$8.19	$0.10	$1.71	$1.81	($0.08)		$—	($0.08)	$9.92	22.07%		$154,142	1.03%	1.03%	1.13%		71.37%
2004	7.14	0.01	1.04	1.05	—	(6)	—	— (6)	8.19	14.85%		94,760	1.03%	1.03%	0.16%		71.22%
2003	5.02	(0.02)	2.14	2.12	—		—	—	7.14	42.26%		74,054	1.06%	1.06%	(0.45%	)	65.97%
2002	7.12	(0.01)	(2.08)	(2.09)	(0.01)		—	(0.01)	5.02	(29.41%	)	38,092	1.05%	1.05%	(0.26%	)	164.99%
2001	8.22	0.01	(1.11)	(1.10)	—	(6)	—	— (6)	7.12	(13.35%	)	58,095	1.05%	1.06%	0.17%		213.23%

See explanation of references on 96

91

FINANCIAL HIGHLIGHTS

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of
													Expenses	Ratios of Net
			Net									Ratios of	Before	Investment
	Net Asset		Realized									Expenses	Expense	Income (Loss)
	Value,	Net	and		Dividends			Net Asset				After Expense	Reductions	After Expense
	Beginning	Investment	Unrealized	Total from	from Net	Distributions		Value, End			Net Assets, End	Reductions to	to Average	Reductions to	Portfolio
For the Year or	of	Income	Gain	Investment	Investment	from Capital	Total	of	Total		of Year/Period (in	Average Net	Net	Average Net	Turnover
Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions	Year/Period	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Health Sciences
2005 (5)	$9.73	($0.05)	$1.51	$1.46	$—	($0.20)	($0.20)	$10.99	15.28%		$145,425	1.13%	1.17%	(0.49% )	167.51%
2004	9.05	(0.03)	0.71	0.68	—	—	—	9.73	7.54%		127,039	1.16%	1.19%	(0.25% )	181.83%
2003	7.08	(0.02)	1.99	1.97	—	—	—	9.05	27.82%		122,741	1.16%	1.19%	(0.29% )	114.39%
2002	9.23	(0.04)	(2.11)	(2.15)	—	—	—	7.08	(23.30%	)	76,952	1.16%	1.21%	(0.51% )	139.61%
01/02/2001-12/31/2001	10.00	(0.02)	(0.75)	(0.77)	—	—	—	9.23	(7.69%	)	86,911	1.20%	1.24%	(0.42% )	94.37%

Mid-Cap Value
2005 (5)	$18.24	$0.12	$1.37	$1.49	($0.10)	($1.55)	($1.65)	$18.08	8.87%		$2,765,961	0.84%	0.88%	0.69%	77.58%
2004	14.63	0.06	3.61	3.67	(0.06)	—	(0.06)	18.24	25.08%		1,693,994	0.89%	0.97%	0.40%	89.13%
2003	11.39	0.06	3.25	3.31	(0.07)	—	(0.07)	14.63	29.10%		1,141,905	0.89%	0.96%	0.56%	87.60%
2002	14.16	0.06	(1.98)	(1.92)	(0.05)	(0.80)	(0.85)	11.39	(14.46%	)	718,932	0.90%	0.97%	0.48%	115.94%
2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	(0.44)	14.16	13.30%		826,958	0.89%	1.00%	0.83%	148.32%

International Value
2005 (5)	$14.82	$0.30	$1.09	$1.39	($0.30)	$—	($0.30)	$15.91	9.43%		$2,013,241	0.91%	0.92%	1.97%	26.10%
2004	12.92	0.22	1.90	2.12	(0.22)	—	(0.22)	14.82	16.42%		2,105,462	0.93%	0.93%	1.77%	8.46%
2003	10.27	0.16	2.68	2.84	(0.19)	—	(0.19)	12.92	27.71%		1,593,347	0.93%	0.95%	1.79%	12.76%
2002	12.06	0.13	(1.81)	(1.68)	(0.11)	—	(0.11)	10.27	(13.91%	)	995,973	0.93%	0.93%	1.50%	14.67%
2001	15.85	0.05	(3.47)	(3.42)	(0.15)	(0.22)	(0.37)	12.06	(21.87%	)	1,131,999	0.93%	0.93%	1.06%	91.89%

Capital Opportunities
2005	$8.74	$0.10	$0.06	$0.16	($0.09)	$—	($0.09)	$8.81	1.83%		$90,683	0.86%	0.87%	0.52%	95.51%
2004	7.81	0.06	0.93	0.99	(0.06)	—	(0.06)	8.74	12.69%		365,380	0.86%	0.91%	0.81%	72.26%
2003	6.17	0.03	1.64	1.67	(0.03)	—	(0.03)	7.81	27.13%		256,842	0.87%	0.93%	0.49%	66.44%
2002	8.44	0.02	(2.28)	(2.26)	(0.01)	—	(0.01)	6.17	(26.78%	)	145,983	0.87%	0.93%	0.27%	103.67%
01/02/2001-12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	—	(0.01)	8.44	(15.54%	)	154,091	0.91%	0.94%	0.19%	98.40%

International Large-Cap
2005 (5)	$7.86	$0.08	$0.92	$1.00	($0.06)	$—	($0.06)	$8.80	12.70%		$3,005,340	1.11%	1.12%	0.99%	46.30%
2004	6.69	0.07	1.17	1.24	(0.07)	—	(0.07)	7.86	18.60%		1,787,081	1.14%	1.14%	0.98%	48.01%
2003	5.19	0.06	1.51	1.57	(0.07)	—	(0.07)	6.69	30.52%		1,098,950	1.15%	1.16%	0.73%	131.03%
2002	6.36	0.04	(1.15)	(1.11)	(0.06)	—	(0.06)	5.19	(17.63%	)	491,693	1.15%	1.15%	0.59%	28.96%
2001	7.84	0.02	(1.45)	(1.43)	(0.05)	—	(0.05)	6.36	(18.29%	)	504,787	1.14%	1.14%	0.44%	25.64%

See explanation of references on 96

92

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Net
													Ratios of	Investment
													Expenses	Income
			Net									Ratios of	Before	(Loss) After
	Net Asset		Realized									Expenses After	Expense	Expense
	Value,	Net	and		Dividends			Net Asset				Expense	Reductions	Reductions
	Beginning	Investment	Unrealized	Total from	from Net	Distributions		Value, End			Net Assets, End	Reductions to	to Average	to Average	Portfolio
For the Year or	of	Income	Gain	Investment	Investment	from Capital	Total	of	Total		of Year/Period (in	Average Net	Net	Net	Turnover
Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions	Year/Period	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Equity Index
2005 (5)	$28.78	$0.46	$0.87	$1.33	($0.43)	($0.12)	($0.55)	$29.56	4.67%		$2,236,486	0.28%	0.29%	1.60%	8.71%
2004	26.46	0.48	2.32	2.80	(0.48)	—	(0.48)	28.78	10.58%		1,723,653	0.29%	0.29%	1.72%	5.64%
2003	20.91	0.36	5.55	5.91	(0.36)	—	(0.36)	26.46	28.29%		1,641,092	0.30%	0.30%	1.49%	1.00%
2002	29.54	0.32	(6.56)	(6.24)	(0.32)	(2.07)	(2.39)	20.91	(22.34%	)	1,460,074	0.29%	0.29%	1.31%	10.07%
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	(0.45)	29.54	(12.15%	)	2,009,221	0.29%	0.29%	1.06%	4.58%

Small-Cap Index
2005 (5)	$13.76	$0.11	$0.49	$0.60	($0.07)	$—	($0.07)	$14.29	4.38%		$1,368,115	0.54%	0.54%	0.81%	21.52%
2004	11.75	0.07	2.02	2.09	(0.08)	—	(0.08)	13.76	17.76%		1,377,562	0.55%	0.55%	0.75%	25.15%
2003	8.06	0.06	3.69	3.75	(0.06)	—	(0.06)	11.75	46.53%		645,568	0.55%	0.56%	0.80%	19.09%
2002	10.30	0.07	(2.24)	(2.17)	(0.07)	—	(0.07)	8.06	(21.19%	)	301,367	0.56%	0.56%	0.91%	49.51%
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	(1.01)	10.30	1.74%		219,725	0.57%	0.57%	1.05%	51.78%

Fasciano Small Equity (11)
2005 (5)	$10.77	$0.03	$0.25	$0.28	($0.02)	$—	($0.02)	$11.03	2.66%		$577,340	0.82%	0.84%	0.30%	113.17%
2004	9.11	0.07	1.66	1.73	(0.07)	—	(0.07)	10.77	18.94%		272,533	0.86%	0.93%	0.62%	84.70%
2003	6.87	0.04	2.24	2.28	(0.04)	—	(0.04)	9.11	33.14%		303,500	0.86%	0.98%	0.47%	183.00%
2002	9.17	0.01	(2.31)	(2.30)	—	—	—	6.87	(25.09%	)	235,473	0.86%	0.97%	0.09%	122.32%
2001	11.08	(0.08)	(1.83)	(1.91)	—	—	—	9.17	(17.24%	)	303,852	0.87%	0.91%	(0.40% )	209.96%

Small-Cap Value
2005 (5)	$15.09	$0.20	$1.77	$1.97	($0.20)	($0.71)	($0.91)	$16.15	13.65%		$511,970	0.96%	0.98%	1.32%	47.42%
2004	12.60	0.22	2.80	3.02	(0.22)	(0.31)	(0.53)	15.09	24.41%		606,338	1.00%	1.01%	1.96%	24.72%
05/01/2003-12/31/2003	10.00	0.10	2.60	2.70	(0.10)	—	(0.10)	12.60	26.93%		318,718	1.02%	1.06%	1.79%	44.21%

Multi-Strategy
2005	$16.37	$0.37	$0.25	$0.62	($0.38)	$—	($0.38)	$16.61	3.78%		$571,801	0.70%	0.70%	2.11%	256.99%
2004	15.16	0.26	1.23	1.49	(0.28)	—	(0.28)	16.37	9.81%		625,588	0.70%	0.70%	1.59%	291.87%
2003	12.48	0.21	2.69	2.90	(0.22)	—	(0.22)	15.16	23.28%		622,688	0.71%	0.71%	1.50%	261.98%
2002	14.82	0.28	(2.20)	(1.92)	(0.28)	(0.14)	(0.42)	12.48	(13.06%	)	554,049	0.70%	0.70%	2.00%	336.62%
2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	(0.40)	14.82	(1.15%	)	760,507	0.69%	0.70%	2.55%	220.34%

See explanation of references on 96

93

FINANCIAL HIGHLIGHTS

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Net
													Ratios of	Investment
													Expenses	Income
			Net									Ratios of	Before	After
			Realized									Expenses After	Expense	Expense
	Net Asset		and		Dividends							Expense	Reductions	Reductions
	Value,	Net	Unrealized	Total from	from Net	Distributions		Net Asset			Net Assets, End	Reductions to	to Average	to Average	Portfolio
	Beginning	Investment	Gain	Investment	Investment	from Capital	Total	Value, End	Total		of Year (in	Average Net	Net	Net	Turnover
For the Year Ended	of Year	Income (1)	(Loss) (1)	Operations	Income	Gains	Distributions	of Year	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Main Street Core (12)
2005 (5)	$20.27	$0.25	$0.97	$1.22	($0.23)	$—	($0.23)	$21.26	5.99%		$2,004,069	0.69%	0.69%	1.24%	83.74%
2004	18.74	0.25	1.54	1.79	(0.26)	—	(0.26)	20.27	9.54%		1,426,317	0.70%	0.70%	1.39%	78.11%
2003	14.89	0.15	3.87	4.02	(0.17)	—	(0.17)	18.74	26.96%		1,172,300	0.71%	0.71%	1.05%	85.27%
2002	20.98	0.14	(6.10)	(5.96)	(0.13)	—	(0.13)	14.89	(28.40%	)	744,629	0.69%	0.71%	0.73%	71.88%
2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	(0.41)	20.98	(8.87%	)	1,300,440	0.69%	0.71%	0.68%	40.87%

Emerging Markets
2005 (5)	$13.13	$0.22	$5.22	$5.44	($0.15)	$—	($0.15)	$18.42	41.47%		$1,319,163	1.24%	1.25%	1.46%	66.48%
2004	9.91	0.18	3.23	3.41	(0.19)	—	(0.19)	13.13	34.62%		684,704	1.18%	1.21%	2.14%	27.66%
2003	5.93	0.09	3.97	4.06	(0.08)	—	(0.08)	9.91	68.50%		320,113	1.24%	1.25%	1.71%	20.26%
2002	6.14	0.03	(0.21)	(0.18)	(0.03)	—	(0.03)	5.93	(3.07%	)	148,690	1.33%	1.33%	0.42%	136.43%
2001	6.73	0.04	(0.62)	(0.58)	(0.01)	—	(0.01)	6.14	(8.68%	)	163,150	1.31%	1.32%	0.92%	84.53%

Managed Bond
2005 (5)	$11.29	$0.39	($0.10)	$0.29	($0.37)	($0.36)	($0.73)	$10.85	2.63%		$3,520,109	0.65%	0.66%	3.54%	825.36%
2004	11.16	0.30	0.29	0.59	(0.33)	(0.13)	(0.46)	11.29	5.38%		2,991,450	0.65%	0.65%	2.46%	826.80%
2003	11.59	0.50	0.19	0.69	(0.50)	(0.62)	(1.12)	11.16	6.24%		2,619,647	0.66%	0.66%	4.02%	568.34%
2002	11.03	0.51	0.66	1.17	(0.52)	(0.09)	(0.61)	11.59	10.93%		2,629,300	0.65%	0.65%	4.55%	379.20%
2001	10.82	0.57	0.21	0.78	(0.57)	—	(0.57)	11.03	7.33%		2,353,055	0.64%	0.65%	5.11%	412.87%

Inflation Managed (13)
2005 (5)	$12.38	$0.33	($0.02)	$0.31	($0.35)	($0.84)	($1.19)	$11.50	2.54%		$2,805,140	0.64%	0.64%	2.81%	1,092.46%
2004	12.22	0.08	0.95	1.03	(0.10)	(0.77)	(0.87)	12.38	8.90%		2,335,360	0.64%	0.65%	1.08%	1,040.98%
2003	12.06	0.02	0.93	0.95	(0.01)	(0.78)	(0.79)	12.22	8.24%		1,644,339	0.66%	0.66%	0.85%	1,024.08%
2002	10.73	0.16	1.47	1.63	(0.12)	(0.18)	(0.30)	12.06	15.45%		1,300,657	0.64%	0.64%	1.97%	621.35%
2001	10.68	0.44	0.01	0.45	(0.40)	—	(0.40)	10.73	4.27%		620,494	0.66%	0.67%	4.04%	873.05%

Money Market
2005 (5)	$10.09	$0.28	$—	$0.28	($0.28)	$—	($0.28)	$10.09	2.82%		$874,177	0.37%	0.37%	2.77%	N/A
2004	10.09	0.10	—	0.10	(0.10)	—	(0.10)	10.09	1.01%		1,068,303	0.37%	0.37%	1.00%	N/A
2003	10.09	0.08	—	0.08	(0.08)	—	(0.08)	10.09	0.79%		1,161,021	0.37%	0.37%	0.80%	N/A
2002	10.09	0.14	—	0.14	(0.14)	—	(0.14)	10.09	1.41%		1,749,545	0.36%	0.36%	1.40%	N/A
2001	10.09	0.38	—	0.38	(0.38)	—	(0.38)	10.09	3.86%		1,604,902	0.36%	0.36%	3.70%	N/A

See explanation of references on 96

94

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Net
													Ratios of	Investment
													Expenses	Income
			Net									Ratios of	Before	(Loss) After
	Net Asset		Realized									Expenses After	Expense	Expense
	Value,	Net	and		Dividends			Net Asset				Expense	Reductions	Reductions
	Beginning	Investment	Unrealized	Total from	from Net	Distributions		Value, End			Net Assets, End	Reductions to	to Average	to Average	Portfolio
For the Year or	of	Income	Gain	Investment	Investment	from Capital	Total	of	Total		of Year/Period (in	Average Net	Net	Net	Turnover
Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions	Year/Period	Returns (2)		thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

High Yield Bond
2005 (5)	$7.15	$0.49	($0.33)	$0.16	($0.49)	$—	($0.49)	$6.82	2.37%		$872,657	0.64%	0.64%	7.10%	70.32%
2004	7.02	0.50	0.13	0.63	(0.50)	—	(0.50)	7.15	9.42%		895,618	0.66%	0.66%	7.12%	86.06%
2003	6.28	0.49	0.74	1.23	(0.49)	—	(0.49)	7.02	20.29%		925,494	0.65%	0.65%	7.40%	92.04%
2002	7.07	0.57	(0.78)	(0.21)	(0.58)	—	(0.58)	6.28	(3.00%	)	524,202	0.65%	0.65%	8.70%	94.99%
2001	7.70	0.72	(0.61)	0.11	(0.74)	—	(0.74)	7.07	1.35%		484,683	0.63%	0.64%	9.75%	114.19%

Large-Cap Value
2005	$12.62	$0.18	$0.59	$0.77	($0.17)	$—	($0.17)	$13.22	6.16%		$1,898,228	0.88%	0.89%	1.22%	65.04%
2004	11.62	0.15	1.00	1.15	(0.15)	—	(0.15)	12.62	9.93%		2,759,827	0.89%	0.90%	1.46%	34.94%
2003	8.95	0.11	2.68	2.79	(0.12)	—	(0.12)	11.62	31.24%		1,839,283	0.89%	0.91%	1.36%	32.61%
2002	11.73	0.10	(2.79)	(2.69)	(0.09)	—	(0.09)	8.95	(22.96%	)	1,003,328	0.89%	0.90%	1.13%	41.03%
2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	(0.42)	11.73	(3.65%	)	1,048,332	0.88%	0.90%	0.91%	40.69%

Comstock (14)
2005 (5)	$10.33	$0.16	$0.27	$0.43	($0.15)	($0.38)	($0.53)	$10.23	4.36%		$922,448	0.99%	0.99%	1.60%	25.06%
2004	8.91	0.10	1.42	1.52	(0.10)	—	(0.10)	10.33	17.17%		771,295	1.00%	1.00%	1.34%	32.20%
2003	6.82	0.06	2.08	2.14	(0.05)	—	(0.05)	8.91	31.38%		422,539	1.00%	1.02%	1.18%	72.23%
2002	8.77	— (6)	(1.94)	(1.94)	(0.01)	—	(0.01)	6.82	(22.15%	)	75,103	1.05%	1.05%	0.02%	51.01%
2001	9.76	0.03	(0.99)	(0.96)	(0.03)	—	(0.03)	8.77	(9.87%	)	86,740	1.05%	1.05%	0.44%	91.97%

Mid-Cap Growth
2005 (5)	$6.82	($0.03)	$1.25	$1.22	$—	$—	$—	$8.04	17.90%		$290,848	0.95%	0.95%	(0.38% )	105.32%
2004	5.61	(0.03)	1.24	1.21	—	—	—	6.82	21.59%		229,789	0.96%	0.96%	(0.48% )	129.31%
2003	4.30	(0.02)	1.33	1.31	—	—	—	5.61	30.39%		167,630	1.00%	1.06%	(0.55% )	300.49%
2002	8.12	(0.02)	(3.80)	(3.82)	—	—	—	4.30	(47.03%	)	92,318	1.00%	1.09%	(0.51% )	157.58%
01/02/2001-12/31/2001	10.00	(0.01)	(1.87)	(1.88)	—	—	—	8.12	(18.81%	)	99,383	1.00%	1.03%	(0.20% )	95.48%

See explanation of references on 96

95

FINANCIAL HIGHLIGHTS

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/ Supplemental Data

													Ratios of
													Net
												Ratios of	Investment
												Expenses	Income
			Net								Ratios of	Before	After
	Net Asset		Realized								Expenses	Expense	Expense
	Value,		and		Dividends			Net Asset		Net Assets,	After Expense	Reductions	Reductions
	Beginning	Net	Unrealized	Total from	from Net	Distributions		Value, End		End of	Reductions to	to Average	to Average	Portfolio
For the Year or	of	Investment	Gain	Investment	Investment	from Capital	Total	of	Total	Year/Period (in	Average Net	Net	Net	Turnover
Period Ended	Year/Period	Income (1)	(Loss) (1)	Operations	Income	Gains	Distributions	Year/Period	Returns (2)	thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Real Estate (15)
2005 (5)	$21.23	$0.31	$3.12	$3.43	($0.19)	($0.88)	($1.07)	$23.59	16.79%	$846,390	1.14%	1.14%	1.42%	28.69%
2004	15.85	0.21	5.73	5.94	(0.46)	(0.10)	(0.56)	21.23	37.62%	746,211	1.14%	1.14%	3.76%	8.70%
2003	12.08	0.46	4.02	4.48	(0.43)	(0.28)	(0.71)	15.85	37.52%	484,315	1.14%	1.14%	4.01%	10.94%
2002	12.80	0.46	(0.47)	(0.01)	(0.35)	(0.36)	(0.71)	12.08	(0.32% )	299,735	1.15%	1.15%	4.48%	27.12%
2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	(0.45)	12.80	8.55%	236,302	1.15%	1.15%	4.78%	30.13%

VN Small-Cap Value (7)
05/02/2005-12/31/2005 (5)	$10.00	$0.05	$1.48	$1.53	($0.05)	($0.34)	($0.39)	$11.14	15.34%	$70,347	1.05%	1.05%	0.73%	61.41%

(1)	Per share information was converted from tax basis to book basis to conform prior year numbers to current year presentations. This change from tax basis to book basis had no impact on total net assets or net asset value per share. Per share amounts in the range of $0.01 to $0.23 were reclassified between net investment income (loss) and net realized and unrealized gain (loss) for the years 2001 to 2004.

(2)	Total returns for periods of less than one full year are not annualized.

(3)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured commissions, advisory fee waivers, and adviser expense reimbursements, if any.

(4)	The ratios for periods of less than one full year are annualized.

(5)	Per share investment income has been calculated using the average shares method.

(6)	Amount represents less than $0.005 per share.

(7)	Operations commenced on May 2, 2005.

(8)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest.

(9)	Includes return of capital distribution of ($0.01) and ($0.04) for 2005 and 2004, respectively.

(10)	Prior to 02/01/2005, Concentrated Growth Portfolio was named I-Net Tollkeeper Portfolio.

(11)	Prior to 05/01/2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(12)	Prior to 01/01/2003, Main Street Core Portfolio was named Large-Cap Core Portfolio. Prior to 01/01/2002, the portfolio was named Equity Income Portfolio.

(13)	Prior to 05/01/2001, Inflation Managed Portfolio was named Government Securities Portfolio.

(14)	Prior to 05/01/2003, Comstock Portfolio was named Strategic Value Portfolio.

(15)	Prior to 05/01/2002, Real Estate Portfolio was named REIT Portfolio.

96

WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You’ll find more information about the Pacific Select Fund in the following documents:

Annual, semi-annual and quarterly reports

The fund’s annual report lists the holdings of the fund’s portfolios (or a summary of holdings), describes portfolio performance, includes audited financial statements, and tells you how investment strategies and portfolio performance have responded to recent market conditions and economic trends. The fund’s semi-annual report lists the holdings of the fund’s portfolios (or a summary of the holdings) and include unaudited financial statements. The fund’s annual and semi-annual reports may contain a summary schedule of investments for certain portfolios. A complete schedule of investments may be obtained as noted below. The fund’s quarterly reports provide a list of the holdings of the fund’s portfolios.

Statement of Additional Information (SAI)

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and a full description of Pacific Select Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, and is considered to be part of the prospectus because it is incorporated by reference.

How to obtain documents

The documents above, once filed, are available on the website. You may also call or write Pacific Life for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information. Investors in the American Funds Growth-Income Portfolio and American Funds Growth Portfolio may also obtain a copy of the Master Funds’ documents by calling or writing to Pacific Life.

Portfolio holdings information

Pacific Select Fund’s unaudited portfolio holdings information can be found on its webpage. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the webpage. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual product prospectus section, under “Additional Pacific Select Fund Information.”

How to contact Pacific Life

Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the fund’s portfolios.

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time
Internet: www.PacificLife.com

How to contact the SEC

Public Reference Section of the SEC
100 F Street, N.E.
Room 1580
Washington, D.C. 20549-0102
1-800-SEC-0330
Internet: www.sec.gov
e-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

SEC file number 811-5141

PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Date: May 1, 2006

      The Pacific Select Fund (the “Fund”) is an open-end investment management company currently offering thirty-three investment Portfolios. The following are classified as diversified: the International Value Portfolio; the International Small-Cap Portfolio; the Diversified Research Portfolio; the Equity Portfolio; the American Funds® Growth-Income Portfolio; the American Funds® Growth Portfolio; the Technology Portfolio; the Short Duration Bond Portfolio; the Diversified Bond Portfolio; the Growth LT Portfolio; the Health Sciences Portfolio; the Mid-Cap Value Portfolio; the Large-Cap Growth Portfolio (formerly called the Blue Chip Portfolio); the Capital Opportunities Portfolio; the International Large-Cap Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Fasciano Small Equity Portfolio; the Small-Cap Value Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio; the Emerging Markets Portfolio; the Managed Bond Portfolio; the Inflation Managed Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Large-Cap Value Portfolio; and the VN Small-Cap Value Portfolio. The following are classified as non-diversified: the Concentrated Growth Portfolio; the Focused 30 Portfolio; the Comstock Portfolio; the Mid-Cap Growth Portfolio; and the Real Estate Portfolio. The Fund’s Investment Adviser is Pacific Life Insurance Company (“Pacific Life”).

      This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated May 1, 2006, and any supplements thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The entire contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from the Fund at the address, telephone numbers or Internet website listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
(800) 800-7681

Adviser:

Pacific Life Insurance Company

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
Pacific Life & Annuity Company’s (“PL&A’s”) Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time

Internet website: www.PacificLife.com

i

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INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

      The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each, a “Feeder Portfolio” and collectively the “Feeder Portfolios”) do not invest directly in securities but rather currently invest all of their assets in the Growth-Income Fund and Growth Fund (each, a “Master Fund” and collectively the “Master Funds”), respectively. Each of the Master Funds is a series of American Funds Insurance Series® and invests directly in securities. Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the master funds directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval. The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

      Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Portfolio Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.

      Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/ dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).

International Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in: convertible securities; depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indices, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The Portfolio’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Portfolio may engage in foreign currency transactions, purchase securities on margin, and engage in short sales, and short sales against the box.

      The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard and Poor’s Rating Services (“S&P”), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix.

International Small-Cap Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated fixed income securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; common stock or preferred stock of foreign issuers and securities convertible into or exchangeable for common stock; U.S. registered equity securities of foreign issuers; and depositary receipts such as ADRs.

Diversified Research Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; real estate investment trusts (“REITs”), bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

      The Portfolio may not invest in variable and floating rate securities.

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in growth stocks, which may result in those securities being more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Manager, regardless of performance of the securities markets.

Equity Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small-capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; and REITs. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody’s or A-1 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

      The Portfolio may also purchase and write put and call options on securities and stock indices and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase Standard & Poor’s® Depositary Receipts (“SPDRs”). See “Investments in Other Investment Company Securities” for more information.

      The Portfolio may not engage in loan participations.

American Funds Growth-Income Portfolio and American Funds Growth Portfolio

      American Funds Growth-Income Fund and the American Funds Growth Fund each serves as a Master Fund to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, respectively. In addition to the investment policies and techniques described in the Prospectus, the Master Funds may also invest in, among other things: REITs; securities of issuers domiciled outside the United States, including less developed securities markets; pass-through securities, including mortgage-related securities and collateralized mortgage obligations (“CMOs”); asset-backed securities; cash and cash equivalents, small capitalization stocks; debt securities; convertible securities; repurchase agreements; short sales against the box; and private placements. Each Master Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Master Growth-Income Fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.

      Please see the Master Funds’ SAI, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Funds.

Technology Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: securities of unseasoned companies (less than three years of operating history); debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; and illiquid securities. The Portfolio may engage in short sales against the box.

      The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Short Duration Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds; Eurobonds; and preferred stock. The Portfolio may only invest in debt securities rated at least Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. In the event that a security owned by the Portfolio is downgraded to below a Baa or BBB rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

Concentrated Growth Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: preferred stocks; repurchase agreements; corporate debt obligations; U.S. government securities; zero coupon bonds; bank obligations; interests in REITs (equity, mortgage, or hybrid); mortgage-related and mortgage-backed securities, including CMO’s) and REMICs; asset-backed securities; custodial receipts and trust certificates; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in securities of foreign issuers, equity and equity-related securities of foreign issuers and unseasoned companies.

      The Portfolio may enter into equity swap agreements; forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may also engage in active short-term trading to benefit from yield disparities among different issues of securities or among markets for equity securities. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as SPDRs, I-sharesTM and Optimized Portfolios as Listed Securities (“OPALS”). See “Investments in Other Investment Company Securities.”

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in initial public offerings (“IPOs”), which may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio when the Portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio’s performance will not likely be significant. In addition, the value of the Portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this Portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

Diversified Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; obligations guaranteed by the U.S. government, its agencies or instrumentalities; mortgages including residential, multifamily and commercial; mortgage-related securities including CMOs and REMICs; variable and floating rate debt securities; asset-backed securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including obligations of the U.S. Treasury, short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may also invest in foreign securities, including emerging markets; foreign currency exchange transactions; fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions; and Brady bonds.

      In pursuing its investment objective, the Portfolio may: purchase and sell exchange traded and over-the-counter (“OTC”) put and call options and futures contracts on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and swap transactions. The Portfolio may also in engage in short sales and short sales against the box, including short sales of forward commitments and derivatives.

Growth LT Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Portfolio is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies.

In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Focused 30 Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Health Sciences Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; SPDRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales and short sales against the box.

      The Portfolio may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

      The Portfolio may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; exchange traded funds (“ETFs”); structured notes; and money market instruments.

      The Portfolio may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.

Mid-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.

Large-Cap Growth Portfolio (formerly called Blue Chip Portfolio)

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; equity and/or debt REITs; U.S. government securities, its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 10% of its assets in convertible securities, although the Portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix. The Portfolio may also engage in short sales against the box.

      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not purchase options if, at the time of investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s assets. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

Capital Opportunities Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 15% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies, securities, stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities, mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities), municipal bonds, indexed securities, structured products, inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may invest in, but is not currently anticipated to use reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

International Large-Cap Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

Equity Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

      The Portfolio may not invest in restricted securities (including private placements).

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Fasciano Small Equity Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

      In pursuing its investment objectives, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

Small-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.

Multi-Strategy Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small, unseasoned companies; high yield bonds; equity-linked and index-linked securities; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; zero coupon securities; firm commitment agreements; loan participation agreements and when-

issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio’s equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies). The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” Fixed income securities in which the Portfolio may invest include debentures, asset-backed securities, mortgage-related securities (including privately issued mortgage-related securities and mortgage dollar rolls) convertible securities and money market instruments.

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Main Street Core Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Emerging Markets Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Managed Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including collateralized mortgage obligations (“CMOs”) and mortgage-backed bonds; collateralized loan obligations (“CLO”), collateralized debt obligations (“CDO”), and collateralized bond obligations (“CBOs”); variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Inflation Managed Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLO, CDO, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Money Market Portfolio

      The Portfolio may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

High Yield Bond Portfolio

      The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations such as loan participations; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; U.S. dollar-denominated debt securities of foreign issuers, foreign government and international agencies and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by the manager to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities.

      In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Large-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; ADRs, Yankee bonds and other foreign securities quoted in U.S. dollars; variable and floating rate securities; firm commitment agreements; when-issued securities; and illiquid securities. The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may purchase and write put and call options (including caps, collars and floors) on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; and purchase and write options on currencies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in swaps.

Comstock Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Mid-Cap Growth Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Real Estate Portfolio

      The Portfolio is a “non-diversified” portfolio.

      For purposes of the Portfolio’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; total return and currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the Portfolio’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and REITs, the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

VN Small-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities including investments in other investment companies as permitted by the 1940 Act; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; payment-in-kind bonds; mortgage-related securities (including stripped mortgage-backed securities); asset-backed securities; collateralized mortgage obligations; foreign securities including EDRs and GDRs; firm commitment agreements and when-issued securities. The Portfolio may also engage in short sales and short sales against the box; and reverse repurchase agreements.

      In addition, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

Diversification Versus Non-Diversification

      Each Portfolio other than the Concentrated Growth Portfolio, the Focused 30 Portfolio, Money Market Portfolio, Comstock Portfolio, Mid-Cap Growth Portfolio, and Real Estate Portfolio is diversified, so that with respect to 75% of each such Portfolio’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.

      The Concentrated Growth Portfolio, the Focused 30 Portfolio, Comstock Portfolio, Mid-Cap Growth Portfolio and Real Estate Portfolio are “non-diversified,” which means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information see Taxation section below). Because non-diversified Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Each non-diversified Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested. Being classified as a non-diversified fund does not prevent a Portfolio Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Portfolios. As a general matter, a Feeder Portfolio does not invest directly in securities but rather invests directly in its Master Fund. However, the Feeder Portfolios are subject to the risks described below indirectly through their investment in the Master Funds, which invest directly in securities. The following supplements the discussion in the Master Funds’ prospectus and statement of additional information regarding the investment strategies, policies and risk of the Master Funds.

U.S. Government Securities

      All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

      Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Diversification versus Non-Diversification” and “Concentration Policy”.

      Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

      The directly placed mortgages in which the Portfolios invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolios or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in”

yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”)

class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (“PAC”). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:

      Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady bonds may be considered high yield bonds. For more information on Brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

      A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a

Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to

U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

      A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations

      Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

      Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. In the event that a security owned by a Portfolio is downgraded to below the Portfolio’s respective minimum ratings criteria, the Portfolio may nonetheless retain the security.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

      Each Portfolio, other than the Money Market Portfolio, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. With respect to the Money Market Portfolio, commercial paper should be: (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that the Portfolio may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Portfolio above.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in “Additional Investment Policies of the Portfolios” above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

      A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

      A Portfolio may borrow from banks and broker/ dealers. However, a Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

      A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

      A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Except for the Mid-Cap Value and International Value Portfolios, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Loans of Portfolio Securities

      For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

      The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Custodian and Transfer Agency and Dividend Disbursing Services” for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Included among the emerging market debt obligations in which a Portfolio may invest are “Brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that brady bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

      Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

      Investors should understand that the expense ratio of a Portfolio that invests in foreign securities can be expected to be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Diversified Bond, Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      A Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Diversified Bond, Managed Bond or Inflation Managed Portfolios) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

      When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

      In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Portfolio may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Portfolio to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Portfolio is covered if the Portfolio owns the security underlying the call option or if the Portfolio holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Portfolio is covered if the Portfolio sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Portfolio. The put option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

      A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

      Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, subject to certain exceptions, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. As permitted under Section 12 of the 1940 Act, these restrictions do not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds.

      Investments by other Portfolios in other investment company securities may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

      Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Portfolio to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

      Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts

(“SPDRs”), Optimized Portfolios as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 Index® until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-Shares™. I-Shares track the performance of specified equity market indexes, including the S&P 500 Index. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

      Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Portfolio Manager.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

      A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

      A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

      The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return”, which involve the exchange by a Portfolio with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

      Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

      Each Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Portfolio is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Portfolio is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio has on the other assets held in its portfolio, the Portfolio is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Portfolio may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Portfolio will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Portfolio’s minimum credit criteria at the time the swap is first entered into.

      Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the CFTC.

      For purposes of applying a Portfolio’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the swap at its notional amount.

      Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Portfolio could sustain losses on transactions in warrants that would require the Portfolio to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Duration

      Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Except for the International Small-Cap, American Funds Growth-Income, American Funds Growth and Diversified Bond Portfolios, each Portfolio’s investment goal as set forth under “About the Portfolios” in the Prospectus, and except for the American Funds Growth-Income and American Funds Growth Portfolios, the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The investment goals of the International Small-Cap, American Funds Growth-Income, American Funds Growth and Diversified Bond Portfolios as set forth under “About the Portfolios” in the Prospectus are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

      (i) except for the Technology Portfolio, Health Sciences Portfolio and Real Estate Portfolio invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. This restriction also does not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

      (ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Money Market Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio’s assets);

      (v) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

      With respect to the International Small-Cap, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Diversified Bond, Health Sciences, Large-Cap Growth, Capital Opportunities, Small-Cap Value, Mid-Cap Growth and VN Small-Cap Value Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

      Investment of the assets of the Feeder Portfolios in its corresponding Master Fund is not a fundamental policy of either Feeder Portfolio and a shareholder vote is not required for either Portfolio to withdraw its investment from its corresponding Master Fund.

      Please see the Master Funds’ statement of additional information for a description of the fundamental investment restrictions of the Master Funds. If a change to a Master Fund’s investment restrictions is submitted to holders of the Feeder Portfolio’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding that the matter has not been approved by the holders of a majority of the outstanding voting securities of the Fund.

Nonfundamental Investment Restrictions

      Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the International Value, Diversified Bond, Health Sciences, Mid-Cap Value, Capital Opportunities, Managed Bond, Inflation Managed, Mid-Cap Growth, and VN

Small-Cap Value Portfolios; or sell short against the box, except the International Value, Equity, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, Capital Opportunities, Fasciano Small Equity, Small-Cap Value, Managed Bond, Inflation Managed, Large-Cap Value, Comstock, Mid-Cap Growth, and VN Small-Cap Value Portfolios;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Diversified Research, Concentrated Growth, Large-Cap Growth, International Large-Cap, Comstock, and Mid-Cap Growth Portfolios;

      (iv) except the International Value, Concentrated Growth, Growth LT and Mid-Cap Value Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      (v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

      (vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Money Market Portfolio may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into forward contracts including forward foreign currency contracts.

      (vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

      In addition, the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.

      Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (v) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE FUND

      The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-three separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.

Management Information

      The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Thomas C. Sutton Year of birth 1942	Chief Executive Officer since 11/14/05 and Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chairman of the Board and Chief Executive Officer (1/90 to present), and Director (9/87 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Chief Executive Officer (11/05 to present) Chairman of the Board and Trustee (6/01 to present) of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004).	54

James T. Morris Year of birth 1960	President since 11/14/05 (Executive Vice President 6/05 to 11/05)	Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; Director (4/06 to present), Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company (“PL&A”); Chief Operating Officer (1/06 to present), Chief Insurance Officer and Executive Vice President (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; and President (11/05 to present) and Executive Vice President (6/05 to 11/05) of Pacific Funds.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present) of Pacific Life; Vice President and Treasurer (6/99 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Funds.	54

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President (4/04 to present) and Investment Counsel of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; and Vice President and General Counsel (6/01 to present) of Pacific Funds.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of PL&A; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds.	54

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) of Pacific Life; and Vice President (4/05 to present), Assistant Vice President (6/01 to 4/05) and Assistant Secretary (4/05 to present) of Pacific Funds.	54

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Funds.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Katayoun Mobedshahi Year of birth 1972	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel (2/05 to present) of Pacific Life; Associate (5/03 to 2/05), Stradley Ronon Stevens & Young, LLP; Senior Counsel (4/01 to 5/03), Securities & Exchange Commission; Associate General Counsel (10/98 to 4/01), North American Securities Administrators Association (NASAA); and Vice President and Assistant Secretary (4/05 to present) of Pacific Funds.	54

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company, and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Funds.	54

II. Independent Trustees

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds; Director of Trustmark Insurance Company (2005 to present); Former Executive Vice President (EVP) and Chief Financial Officer (CFO) (1995 to 2003) of Zurich Life and has been retired since that time; EVP and CFO (1989 to 1995) of Alexander Hamilton Life Insurance Company (Subsidiary of Household International); Former member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds; Former President and CEO of Zurich Kemper Life (6/99 to 10/03); Former Chairman, President and CEO of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Board of Directors of LandAmerica Financial Group; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former member, Board of Directors of the Illinois Life Insurance Council.	54

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds; Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	54

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds; Former President (1997 to 2000) of Transamerica Insurance & Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); Former Director (1994 to 2000) of various Transamerica Life Companies.	54

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	54

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of May 1, 2006, the “Fund Complex” consisted of Pacific Select Fund (33 portfolios) and Pacific Funds (21 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of the Fund. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

      Committees. The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee (formerly Nominating Committee) and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements, interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met 4 times during the year ended December 31, 2005.

      The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met 8 times during the year ended December 31, 2005.

      The members of the Governance Committee include each Independent Trustee of the Fund. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met 2 times during the year ended December 31, 2005.

      The members of the Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees, as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the year ended December 31, 2005.

      Retirement Policy for Independent Trustees. Effective March 14, 2006, the Independent Trustees terminated the retirement policy for the Independent Trustees except with respect to participation by Independent Trustees that retired as of December 31, 2005 and the payments due and owing to those retired Independent Trustees. With respect to the three Independent Trustees who retired on December 31, 2005, an initial payment of $55,000 was made in January 2006; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years are owed. The policy can be amended by a majority vote of the Independent Trustees.

      Deferred Compensation Agreements. Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Fund or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

      Beneficial Interest of Trustees. None of the trustees directly own shares of the Fund. As of December 31, 2005, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows under the heading “Dollar Range of Equity Securities in the Fund” the dollar range of each Trustee’s interest in each Portfolio (any indirect beneficial interest through ownership of a variable contract) as of December 31, 2005 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee[1]	Dollar Range of Equity Securities in the Fund[2]	Family of Investment Companies[3]

Thomas C. Sutton[4]	Inflation Managed Portfolio: Over $100,000	Over $100,000
Frederick L. Blackmon	None	None
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee	None	None
G. Thomas Willis	None	$50,001 – $100,000

[1]	This chart reflects information as of December 31, 2005 and thus excludes Gale K. Caruso who became an Independent Trustee effective January 1, 2006.

[2]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2005, which track the performance of the funds of Pacific Funds as noted below: Lucie H. Moore — Over $100,000 and Nooruddin (Rudy) S. Veerjee — $10,001 to $50,000.

[3]	The family of investment companies includes Pacific Select Fund and Pacific Funds.

[4]	Thomas C. Sutton is an Interested Person of the Fund because of his positions with Pacific Life.

Compensation

      The following table shows the compensation paid to the Fund’s Independent Trustees:

				Total
		Pension or	Estimated	Compensation
	Aggregate	Retirement Benefits	Annual	from Fund
	Compensation	as Part of Fund’s	Benefits Upon	Complex Paid
Name	from Fund	Expenses	Retirement	to Trustees[1]

Frederick L. Blackmon	$116,000	$—	$—	$131,989
Gale Caruso[2]	$—	$—	$—	$8,500
Lucie H. Moore	$111,000	$—	$—	$140,250
Nooruddin (Rudy) S. Veerjee[3]	$116,000	$—	$—	$93,489
G. Thomas Willis	$124,000	$—	$—	$157,000

	$467,000	$—	$—	$531,228

[1]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2005 and March 31, 2006, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[2]	Ms. Caruso became an Independent Trustee of the Fund Complex effective January 1, 2006.

[3]	of which Mr. Veerjee elected to defer $30,000.

Investment Adviser

      Pacific Life serves as Investment Adviser to the Fund pursuant to an Amended and Restated Investment Advisory Agreement (“Advisory Contract”) dated January 1, 2005, between Pacific Life and the Fund.

      Pacific Life is domiciled in Nebraska. Pacific Life provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services. Pacific Life is a member of IMSA (“Insurance Marketplace Standards Association”), whose membership promotes high ethical standards for the sale of individual life insurance and annuities. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

      Pacific Life is responsible for supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of the Fund by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on September 20, 2004, and by the shareholders of each Portfolio of the Fund at a meeting of shareholders held on December 17, 2004. The Advisory Contract will continue in effect until January 1, 2007, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      The Fund pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays 0.40% of the first $250 million of the average daily net assets of the Portfolio, 0.35% of the next $250 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets of the Portfolio in excess of $500 million. For the Short Duration Bond, Diversified Bond, Managed Bond, Inflation Managed and High Yield Bond Portfolios, the Fund pays 0.60% of the average daily net assets of each of the Portfolios. For the Equity, Multi-Strategy and Main Street Core Portfolios, the Fund pays 0.65% of the average daily net assets of each of the Portfolios. For the Capital Opportunities and Fasciano Small Equity Portfolios, the Fund pays 0.80% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays 0.75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays 0.25% of the average daily net assets of the Portfolio. For the Diversified Research and Mid-Cap Growth Portfolios, the Fund pays 0.90% of the average daily net assets of the Portfolio. For the International Small-Cap, Concentrated Growth and International Large-Cap Portfolios, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays 0.50% of the average daily net assets of the Portfolio. For the Mid-Cap Value, International Value and Large-Cap Value Portfolios, the Fund pays 0.85% of the average daily net assets of each of the Portfolios. For the Health Sciences, Technology and Real Estate Portfolios, the Fund pays 1.10% of the average daily net assets of each of the Portfolios. For the Focused 30, Large-Cap Growth, Small-Cap Value, Comstock and VN Small-Cap Value Portfolios, the Fund pays 0.95% of the average daily net assets of each of the Portfolios. For the Emerging Markets Portfolio, the Fund pays 1.00% of the average daily net assets. The fee shall be computed and accrued daily and paid monthly. For the American Funds Growth-Income Portfolio, the Fund pays 0.95% of the average daily net assets of the Portfolio minus the annual rates of any net advisory and 12b-1 fees paid by the Master Growth-Income Fund, and for the American Funds Growth Portfolio, the Fund pays 0.95% of the average daily net assets of the Portfolio; however, until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio (not including any advisory fees paid by the Master Fund). As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee to the investment adviser to the Master Fund. Please see “Investment Adviser to the Master Funds” below.

Net Advisory Fees Paid or Owed to Pacific Life

	2005 Fees	2004 Fees	2003 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed*	Owed*	Owed*

International Value	$16,485,732	$15,127,448	$9,996,088
Diversified Research	8,121,843	4,453,346	2,526,426
Equity	2,097,187	2,484,258	2,614,880
American Funds Growth-Income	4,045,081	N/A	N/A
American Funds Growth	5,339,755	N/A	N/A
Technology	1,011,578	1,117,299	714,791
Short Duration Bond	8,739,729	7,054,517	2,736,727

	2005 Fees	2004 Fees	2003 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed*	Owed*	Owed*

Concentrated Growth	$568,309	$786,478	$667,232
Growth LT	11,992,227	12,809,458	11,360,782
Focused 30	1,061,753	752,212	482,664
Health Sciences	1,413,730	1,446,283	1,038,958
Mid-Cap Value	19,005,565	11,724,098	7,300,075
Large-Cap Growth	13,035,576	14,103,245	7,307,612
Capital Opportunities	1,511,999	2,402,174	1,438,708
International Large-Cap	24,407,381	14,664,670	7,249,133
Equity Index	4,966,840	4,088,781	3,704,709
Small-Cap Index	6,495,272	5,121,806	2,091,015
Fasciano Small Equity	3,441,875	2,127,941	2,013,922
Small-Cap Value	5,112,744	4,185,603	1,360,673
Multi-Strategy	3,884,566	3,990,183	3,685,770
Main Street Core	11,057,595	8,247,092	5,999,613
Emerging Markets	9,301,770	4,563,909	1,935,419
Managed Bond	19,598,960	16,908,563	15,547,938
Inflation Managed	15,412,397	12,065,128	9,125,584
Money Market	3,379,850	4,073,801	4,900,444
High Yield Bond	5,024,588	5,070,738	4,266,196
Large-Cap Value	18,109,418	19,444,366	11,018,973
Comstock	7,883,600	5,419,721	2,157,861
Mid-Cap Growth	2,123,485	1,706,463	1,100,683
Real Estate	8,418,632	6,387,935	4,036,692
VN Small-Cap Value	352,692	N/A	N/A

*	The Short Duration Bond and Small-Cap Value Portfolios did not begin operations until May 1, 2003. The American Funds Growth-Income, American Funds Growth and VN Small-Cap Value Portfolios did not begin operations until May 1, 2005. The International Small-Cap and Diversified Bond Portfolios did not begin operations until May 1, 2006.

      To help limit expenses effective July 1, 2000, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio other than the American Funds Growth-Income Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2007. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2007.

      In addition, Pacific Life will further limit the ordinary operating expenses of the American Funds Growth-Income Portfolio, including advisory fee and other expenses deducted from the Portfolio’s assets, and the proportionate share of the net fees and expenses of the Master Growth-Income Fund, but excluding extraordinary expenses including litigation, to an annual rate of 1.01% of the average daily net assets of the Portfolio through April 28, 2008.

Advisory Fee Reduction Program

      The Fund and Pacific Life have put into place an Advisory Fee Reduction Program (“Program”) that may reduce the advisory fee paid to Pacific Life under the Advisory Contract. Under the Program, Pacific Life will waive a portion of the fee it receives under the Advisory Contract if the Fund’s average annual total return over a 10-year period, calculated as described below, exceeds 8% (the “Target Rate”). The amount by which the advisory fee will be reduced will depend upon the amount by which the average annual gross total return of the Fund for a 10-year period, calculated as described below, exceeds the Target Rate. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007.

      The Program will remain in effect through at least April 30, 2007, after which the renewal of the terms of the Program will be reviewed by Pacific Life and the Fund’s Board of Trustees, and there can be no assurance that it will be renewed or continued in the current form after that date.

      In determining the amount of the waiver under the Program, at the beginning of a calendar year, the Fund’s average annual gross total return will be calculated as described below for the most recently completed 10 calendar-year period. If that average annual total return exceeds the Target Rate, a waiver of a portion of the advisory fee would apply for the period beginning May 1 of that year through April 30 of the following year. This process will be repeated each year as long as the Program is in effect.

      The Fund’s average annual 10-year return is calculated for purposes of the Program on a gross basis, without reflecting fees and expenses of the portfolios, and is asset-weighted. The calculations are as follows: the total return net of fees and expenses (the “net returns”) of each portfolio is calculated for each month during the relevant 10-year period. To this amount, adjustments are made to add the fees and expenses paid by each portfolio to the monthly net return, to arrive at a gross return. The monthly gross returns for all of the portfolios are averaged on an asset-weighted basis, so that the larger portfolios are weighted proportionately greater, to arrive at a monthly gross return for the Fund.

      For a calendar year, the 12-monthly gross returns for the Fund are averaged on an asset-weighted basis, so that the monthly gross returns are weighted on the basis of the size of the Fund during the pertinent month, and then annualized to arrive at an annual gross return for the Fund for a calendar year. Next, the annual gross returns for the most recent 10 calendar-year period are averaged on an asset-weighted basis, so that the annual gross returns are weighted on the basis of the size of the Fund during the pertinent year, to arrive at a weighted average annual gross total return for the most recent 10 calendar-year period.

      If the Fund’s weighted average annual gross return for the most recent 10 calendar-year period does not exceed the Target Rate, no waiver will apply under the Program, and Pacific Life will receive the full advisory fee under the Advisory Contract. If the Fund’s weighted average annual gross return for the most recent 10 calendar-year period exceeds the Target Rate, a waiver would apply, effective May 1 of the following year as described above. The amount of the waiver will depend on the amount by which the Fund outperformed the Target Rate, as shown in the chart below.

Advisory Fee Reduction Table

The 10-Year Weighted Average Gross Total Return of the Fund

Advisory
Fee Reduction

Greater than 8.00%, but less than or equal to 8.50%	.00125%
Greater than 8.50%, but less than or equal to 9.00%	.00250%
Greater than 9.00%, but less than or equal to 10.00%	.00500%
Greater than 10.00%, but less than or equal to 11.00%	.01000%
Greater than 11.00%, but less than or equal to 12.00%	.01250%
Greater than 12.00%, but less than or equal to 13.00%	.01750%
Greater than 13.00%, but less than or equal to 14.00%	.02000%
Greater than 14.00%, but less than or equal to 15.00%	.02250%
Greater than 15.00%, but less than or equal to 16.00%	.02500%
Greater than 16.00%, but less than or equal to 17.00%	.03000%
Greater than 17.00%, but less than or equal to 18.00%	.03500%
Greater than 18.00%, but less than or equal to 19.00%	.04000%
Greater than 19.00%, but less than or equal to 20.00%	.04500%
Greater than 20.00%	.05000%

      The fee waiver under the Program applies to all of the assets of each of the portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio.

Other Expenses of the Fund

      The Fund bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, as amended from time to time, pursuant to which Pacific Life provides support services such as those described above, including legal, compliance, accounting and administrative services. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

      Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

      The Fund paid or owed to Pacific Life $1,681,287 for its services under the Agreement for Support Services during 2005, $730,985 during 2004, and $723,537 during 2003, representing 0.005%, 0.003%, and 0.004%, respectively, of the Fund’s average daily net assets and anticipates that fees to be paid for 2006 under said Agreement for Support Services will be approximately 0.006% of the Fund’s average daily net assets.

Portfolio Management Agreements

      Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. Pacific Life also serves as investment adviser for the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which invest all of their assets in the Master Funds. For the other twenty-nine Portfolios, Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, AllianceBernstein is the Portfolio Manager and provides investment advisory services to the International Value Portfolio. Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

International Value Portfolio

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the International Value Portfolio and the PF AllianceBernstein International Value Fund of Pacific Funds are aggregated.

      From January 1, 2001 through April 30, 2006, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Lazard Asset Management LLC (‘Lazard‘), Lazard served as the Portfolio Manager for the International Value Portfolio. For the services provided, for the period of January 1, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Portfolios managed by Lazard. For fee schedule information for the period of January 1, 2004 through April 30, 2006, please refer to the fee schedule provided under Lazard.

      For the services provided, for the period of January 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

International Value Portfolio

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      Net fees paid or owed by Pacific Life to Lazard for the International Value Portfolio for 2005 were $5,538,023, for 2004 were $5,291,018, and for 2003 were $4,121,784.

      AllianceBernstein is a leading international investment adviser supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion (of which approximately $138 billion represented assets of investment companies). AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Batterymarch Financial Management, Inc. (“Batterymarch”), 200 Clarendon Street, Boston, MA 02116, Batterymarch is the Portfolio Manager and provides investment advisory services to the International Small-Cap Portfolio. Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to Batterymarch based on an annual percentage of the average daily net assets of the International Small-Cap Portfolio according to the following schedule:

International Small-Cap Portfolio

Rate (%)	Break Point (assets)

.70%	On first $100 million
.60%	On next $100 million
.50%	On excess

      Batterymarch is an investment management firm that specializes in equity investments. Accounts managed by Batterymarch had combined assets as of December 31, 2005, of approximately $15 billion. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, including all advisory affiliates, had approximately $851 billion in assets under management as of December 31, 2005.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Capital Guardian Trust Company (“Capital Guardian”), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Diversified Research and Equity Portfolios. For the services provided, Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the Diversified Research Portfolio according to the following schedule:

Diversified Research Portfolio

Rate (%)	Break Point (assets)

.50%	On first $150 million
.45%	On next $150 million
.35%	On next $200 million
.30%	On next $500 million
.275%	On next $1 billion
.25%	On excess

      Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Capital Guardian of 0.34% based on an annual percentage of the average daily net assets of the Equity Portfolio.

      Net fees paid or owed by Pacific Life to Capital Guardian for the Diversified Research Portfolio for 2005 were $3,324,038, for 2004 were $2,099,747, and for 2003 were $1,326,163, and for the Equity Portfolio for the period May 1, 2005 through December 31, 2005 were $722,469.

      From December 1, 2001 through April 30, 2005, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Putnam Investment Management, LLC (“Putnam”), Putnam served as the Portfolio Manager and provided investment advisory services to the Equity Portfolio. For the services provided for the Equity Portfolio, Pacific Life paid a monthly fee to Putnam based on an annual percentage of the average daily net assets of the Equity Portfolio according to the following schedule:

Equity Portfolio

Rate (%)	Break Point (assets)

.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

      Net fees paid or owed by Pacific Life to Putnam for the Equity Portfolio for the period January 1, 2005 through April 30, 2005 were $324,381, for 2004 were $1,105,025 and for 2003 were $1,155,958.

      Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 2005, of approximately $157 billion. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Columbia Management Advisors, LLC (“Columbia Management”), 100 Federal Street, Boston, MA 02110, Columbia Management is the Portfolio Manager and provides investment advisory services to the Technology Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Columbia Management based on an annual percentage of the average daily net assets of the Technology Portfolio according to the following schedule:

Technology Portfolio

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      Net fees paid or owed by Pacific Life to Columbia Management for the Technology Portfolio for the period May 1, 2005 through December 31, 2005 were $323,564.

      Columbia Management is a registered investment adviser. As of December 31, 2005, Columbia Management, together with its affiliates managed approximately $361 billion in assets. Columbia Management is a subsidiary of Bank of America Corporation.

      For the period of January 2, 2001 through April 30, 2005, pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and INVESCO Institutional (N.A.), Inc. (“ INVESCO”), INVESCO served as the Portfolio Manager and provided investment advisory services to the Technology Portfolio. For the services provided, for the period of January 1, 2004 through April 30, 2005, Pacific Life Paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 2, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      Net fees paid or owed by Pacific Life to INVESCO for the Technology Portfolio for the period January 1, 2005 through April 30, 2005 were $130,595, for 2004 were $482,279, and for 2003 were $325,718.

      Pursuant to a Portfolio Management Agreement and an addendum to the Agreement among the Fund, the Adviser and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Short Duration Bond Portfolio and the Concentrated Growth Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs for the Short Duration Bond Portfolio according to the following schedule:

Short Duration Bond Portfolio

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      Effective January 1, 2004, when determining the break point rate, the combined average daily net assets of the Short Duration Bond Portfolio and the PF Goldman Sachs Short Duration Bond Fund of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Goldman Sachs for the Short Duration Bond Portfolio for 2005 were $1,531,837, for 2004 were $1,339,125, and for 2003 were $608,047. The Short Duration Bond Portfolio did not begin operations until May 1, 2003.

      Effective February 1, 2005, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio according to the following schedule:

Concentrated Growth Portfolio

Rate (%)	Break Point (assets)

.50%	On first $200 million
.40%	On next $800 million
.35%	On excess

      For the services provided, for the period of November 1, 2002 through January 31, 2005, Pacific Life paid a monthly fee to Goldman Sachs of 0.70% based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio.

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2005, Goldman Sachs, along with other units of IMD, had assets under management of approximately $526 billion for institutional and individual investors worldwide, including fixed income assets in excess of $126 billion for which they acted as investment adviser.

      Net fees paid or owed by Pacific Life to Goldman Sachs for the Concentrated Growth Portfolio for 2005 were $275,772, for 2004 were $440,263 and for 2003 were $374,195.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and J.P. Morgan Investment Management Inc. (“JP Morgan”), 522 Fifth Avenue, New York, NY 10036. JP Morgan is the Portfolio Manager and provides investment advisory services to the Diversified Bond Portfolio. For the services provided, Pacific Life pays a monthly fee to JP Morgan based on an annual percentage of the average daily net assets of the Diversified Bond Portfolio according to the following schedule:

Diversified Bond Portfolio

Rate (%)	Break Point (assets)

.225%	On first $300 million
.15%	On next $1.7 billion
.10%	On excess

      JP Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JP Morgan is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JP Morgan Chase”). JP Morgan Chase, including all advisory affiliates, had approximately $847 billion in assets under management as of December 31, 2005.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4805, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT and Focused 30 Portfolios. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT and the Focused 30 Portfolios according to the following schedule:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of Pacific Funds are aggregated.

      For the services provided, for the period of May 1, 2002 through April 30, 2005, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT and Focused 30 Portfolios according to the following schedules:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of Pacific Funds were aggregated.

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $149 billion in assets under management as of December 31, 2005. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio and the Focused 30 Portfolio for 2005 were $5,875,300 and $488,159, for 2004 were $7,218,183 and $396,201 and for 2003 were $6,532,402 and $254,518, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, New York 10017, Jennison is the Portfolio Manager and provides investment advisory services to the Health Sciences Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Jennison based on an annual percentage of the average daily net assets of the Health Sciences Portfolio according to the following schedule:

Health Sciences Portfolio

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      Net fees paid or owed by Pacific Life to Jennison for the Health Sciences Portfolio for the period May 1, 2005 through December 31, 2005 were $443,517.

      Jennison is a registered investment adviser, and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. As of December 31, 2005, Jennison managed in excess of $72 billion in assets. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company.

      For the services provided, for the period of January 1, 2004 through April 30, 2005, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 1, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      Net fees paid or owed by Pacific Life to INVESCO for the Health Sciences Portfolio for the period January 1, 2005 through April 30, 2005 were $186,102, for 2004 were $625,001, and for 2003 were $472,870.

      Pursuant to Portfolio Management Agreements and addendums to the Agreements among the Fund, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value Portfolio.

      Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

Mid-Cap Value Portfolio

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the Mid-Cap Value Portfolio and the PF Lazard Mid-Cap Value Fund of Pacific Funds are aggregated.

      For the services provided for the period of January 1, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Mid-Cap Value and International Value Portfolios according to the following schedule:

Mid-Cap Value and International Value Portfolios

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the Mid-Cap Value and International Value Portfolios and the PF Lazard International Value Fund and, effective January 1, 2005, PF Lazard Mid-Cap Value Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 4, 1999 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

Mid-Cap Value Portfolio

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $200 million
.45%	On next $200 million
.40%	On next $200 million
.30%	On next $200 million
.25%	On excess

      Lazard, a subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), is a Delaware limited liability company. LF & Co., directly or through affiliates, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, alternative investments and real estate finance. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $78 billion as of December 31, 2005. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

      Net fees paid or owed by Pacific Life to Lazard for the Mid-Cap Value Portfolio for 2005 were $6,379,229, for 2004 were $4,100,734, and for 2003 were $3,941,184.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, MA 02111, Loomis Sayles is the Portfolio Manager and provides investment advisory services to the Large-Cap Growth Portfolio (formerly the Blue Chip Portfolio). Effective January 1, 2006, for the services provided, Pacific Life pays a monthly fee to Loomis Sayles based on an annual percentage of the average daily net assets of the Large-Cap Growth Portfolio according to the following schedule:

Large-Cap Growth Portfolio

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $225 million
.30%	On next $1,750 million
.25%	On excess

      Effective January 1, 2006, when determining the break point rates, the combined average daily net assets of the Large-Cap Growth Portfolio and the PF Loomis Sayles Large-Cap Growth Fund of Pacific Funds are aggregated.

      For the services provided for the period of May 1, 2005 through December 31, 2005, for the Large-Cap Growth Portfolio, Pacific Life paid a monthly fee to A I M Capital Management, Inc. (“AIM”) based on an annual percentage of the average daily net assets of the Large-Cap Growth Portfolio according to the following schedule:

Large-Cap Growth Portfolio

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      For the services provided for the period of May 1, 2003 through April 30, 2005, for the Large-Cap Growth Portfolio, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the Large-Cap Growth Portfolio according to the following schedule:

Large-Cap Growth Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

      For the services provided for the period of January 2, 2001 through April 30, 2003, for the Large-Cap Growth Portfolio, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the Large-Cap Growth Portfolio according to the following schedule:

Large-Cap Growth Portfolio

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

      Net fees paid or owed by Pacific Life to AIM for the Large-Cap Growth Portfolio for 2005 were $5,252,584, for 2004 were $6,321,618, and for 2003 were $3,619,099.

      Loomis Sayles, organized in 1926, is one of the country’s oldest investment management firms with approximately $75 billion in assets under management as of December 31, 2005. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Holdings. IXIS Asset Management US Group, L.P. (“IXIS”) owns the entire limited partnership interest in Loomis Sayles. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

      IXIS is part of IXIS Asset Management Group (“IXIS Group”), an international asset management group based in Paris, France. IXIS Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company. The 14 principal subsidiary or affiliated asset management firms of IXIS Group, collectively had approximately $200 billion in assets under management or administration as of December 31, 2005.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities and International Large-Cap Portfolios.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Capital Opportunities Portfolio according to the following schedule:

Capital Opportunities Portfolio

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Capital Opportunities and Mid-Cap Growth Portfolios according to the following schedule:

Capital Opportunities and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the International Large-Cap Portfolio and the PF MFS International Large-Cap Fund of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to MFS for the International Large-Cap Portfolio for 2005 were $9,120,491 and for 2004 were $5,737,506.

      From January 3, 2000 through December 31, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian, Capital Guardian served as the Portfolio Manager and provided investment advisory services to the International Large-Cap Portfolio.

      For the services provided, Pacific Life paid a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.65%	On first $150 million
.55%	On next $150 million
.45%	On next $200 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      Net fees paid or owed by Pacific Life to Capital Guardian for the International Large-Cap Portfolio for 2003 were $3,282,357.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

      Net fees paid or owed by Pacific Life to MFS for the Capital Opportunities Portfolio for 2005 were $747,910, for 2004 were $1,199,897, and for 2003 were $720,531.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), a subsidiary of Merrill Lynch & Company, Inc. (“Merrill Lynch”), 800 Scudders Mill Road, Plainsboro, NJ 08536, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. Fund Asset Management, L.P., and its affiliates, including Merrill Lynch Investment Managers, L.P. (“MLIM”), had approximately $538 billion in investment company and other portfolio assets under management as of December 31, 2005. This amount includes assets managed for Merrill Lynch affiliates. For the services provided, Pacific Life pays a monthly fee to Mercury based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

Equity Index and Small-Cap Index Portfolios

Rate (%)	Break-Point (assets)

.08%	On first $100 million
.04%	On next $100 million
.02%	On excess

      Net fees paid or owed by Pacific Life to Mercury for the Equity Index Portfolio and the Small-Cap Index Portfolio for 2005 were $445,850 and $291,583, for 2004 were $382,472 and $175,365, and for 2003 were $359,127 and $101,178, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Neuberger Berman Management Inc. (“Neuberger Berman”), 605 Third Avenue, New York, NY 10158, Neuberger Berman is the Portfolio Manager and provides investment advisory services to the Fasciano Small Equity Portfolio (formerly the Aggressive Equity Portfolio). Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Neuberger Berman based on an annual percentage of the average daily net assets of the Fasciano Small Equity Portfolio according to the following schedule:

Fasciano Small Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Effective October 1, 2005, when determining the break point rates, the combined average daily net assets of the Fasciano Small Equity Portfolio and the PF NB Fasciano Small Equity Fund of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Neuberger Berman for the Fasciano Small Equity Portfolio for the period May 1, 2005 through December 31, 2005 were $1,649,344.

      Neuberger Berman is an investment management firm with headquarters in New York. The firm’s focus is on U.S. fixed income, equity and balanced fund management. As of December 31, 2005, total assets under management by Neuberger Berman and its affiliates were approximately $149 billion. Neuberger Berman is an indirectly wholly owned subsidiary of Lehman Brothers Holdings Inc.

      For the period of January 1, 2002 through April 30, 2005, pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Putnam, Putnam served as the Portfolio Manager and provided investment advisory services to the Fasciano Small Equity Portfolio (formerly the Aggressive Equity Portfolio). For the services provided, Pacific Life Paid a monthly fee to Putnam based on an annual percentage of the average daily net assets of the Fasciano Small Equity Portfolio according to the following schedule:

Fasciano Small Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Net fees paid or owed by Pacific Life to Putnam for the Fasciano Small Equity Portfolio for the period January 1, 2005 through April 30, 2005 were $428,146, for 2004 were $1,346,602, and for 2003 were $1,283,668.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and NFJ Investment Group L.P. (“NFJ”), 2100 Ross Avenue, Suite 1840, Dallas, TX 75201, NFJ is the Portfolio Manager and provides investment advisory services to the Small-Cap Value Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to NFJ according to the following schedule:

Small-Cap Value Portfolio

Rate (%)	Break Point (assets)

.40%	On first $500 million
.35%	On excess

      NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2005, of approximately $20 billion.

      NFJ is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiegesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $600 billion in assets under management as of December 31, 2005. Pacific Life holds an indirect minority interest in AGI LP.

      Net fees paid or owed by Pacific Life to NFJ for the Small-Cap Value Portfolio for 2005 were $2,127,856, for 2004 were $1,759,553, and for 2003 were $574,613. The Small-Cap Value Portfolio did not begin operations until May 1, 2003.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, New York, NY 10281, Oppenheimer is the Portfolio Manager and provides investment advisory services to the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Effective January 1, 2003, for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $200 billion in assets under management as of December 31, 2005. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.

      Net fees paid or owed by Pacific Life to Oppenheimer for the Multi-Strategy Portfolio, Main Street Core Portfolio, and Emerging Markets Portfolio for 2005 were $1,374,200, $3,916,323, and $2,143,409, for 2004 were $1,411,923, $2,919,793, and $1,051,998, and for 2003 were $1,304,462, $2,125,631, and $446,235, respectively.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advisory services to the Managed Bond and Inflation Managed Portfolios. Effective January 1, 2001, for the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the Managed Bond and Inflation Managed Portfolios.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $594 billion in assets under management as of December 31, 2005. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with ADAM U.S. Holding LLC, a Delaware limited liability company, as managing member. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is indirectly wholly-owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company.

      Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transaction with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolio’s ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.

      Net fees paid or owed by Pacific Life to PIMCO for the Managed Bond Portfolio and the Inflation Managed Portfolio for 2005 were $8,169,886 and $6,425,011, for 2004 were $7,047,918 and $5,031,687, and for 2003 were $6,478,294 and $3,804,457, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, NY 10022, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

Large-Cap Value Portfolio

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      Established in 1987, SaBAM has affiliates in London, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2005, SaBAM had approximately $89 billion in assets under management. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $851 billion.

      Net fees paid or owed by Pacific Life to SaBAM for the Large-Cap Value Portfolio for 2005 were $5,481,328, for 2004 were $5,805,173, and for 2003 were $3,821,551.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Portfolio Manager and provides investment advisory services to the Comstock, Mid-Cap Growth and Real Estate Portfolios. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and does business in certain instances (including in its role as sub-adviser to these Portfolios) under the name Van Kampen.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the Comstock, Mid-Cap Growth and Real Estate Portfolios according to the following schedule:

Comstock, Mid-Cap Growth and Real Estate Portfolios

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock, Mid-Cap Growth and Real Estate Portfolios, and the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Van Kampen for the Comstock Portfolio and the Mid-Cap Growth Portfolio for 2005 were $2,903,208 and $825,529, for 2004 were $2,000,077 and $664,207, for May 1, 2003 through December 31, 2003 were $714,306 and $321,489, respectively, and for 2005 were $2,677,099, for 2004 were $2,035,045 and for 2003 were $1,425,916 for the Real Estate Portfolio.

      From October 2, 2000 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Janus, Janus served as the Portfolio Manager for the Comstock Portfolio. For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock Portfolio and the PF Van Kampen Comstock Fund of Pacific Funds were aggregated.

      Net fees paid or owed by Pacific Life to Janus for the Comstock Portfolio for January 1, 2003 through April 30, 2003 were $120,038.

      From January 2, 2001 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and MFS, MFS served as the Portfolio Manager for the Mid-Cap Growth Portfolio. For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Portfolios managed by MFS. For fee schedule information please refer to the fee schedule provided under MFS.

      Net fees paid or owed by Pacific Life to MFS for the Mid-Cap Growth Portfolio for January 1, 2003 through April 30, 2003 were $122,618.

      Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and MSIM then doing business under the name Morgan Stanley Asset Management (“Morgan Stanley”) as described above, Morgan Stanley served as the Portfolio Manager and provided investment advisory services to the Real Estate Portfolio.

      For the services provided, under the Agreement for the Real Estate Portfolio, for the period of January 4, 1999 through April 30, 2003 Pacific Life paid a monthly fee to Morgan Stanley based on an annual percentage of the average daily net assets of the Real Estate Portfolio according to the following schedule:

Real Estate Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $150 million
.40%	On next $250 million
.35%	On next $500 million
.30%	On excess

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2005 Van Kampen, and its affiliated asset management companies managed approximately $434 billion in assets.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), 600 Travis, Suite 6300, Houston, TX 77002, Vaughan Nelson is the Portfolio Manager and provides investment advisory services to the VN Small-Cap Value Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Vaughan Nelson based on an annual percentage of the average daily net assets of the VN Small-Cap Value Portfolio according to the following schedule:

VN Small-Cap Value Portfolio

Rate (%)	Break Point (assets)

.40%	On first $500 million
.35%	On excess

      Net fees paid or owed by Pacific Life to Vaughan Nelson for the VN Small-Cap Value Portfolio for 2005 were $148,422. The VN Small-Cap Value Portfolio did not begin operations until May 1, 2005.

      Vaughan Nelson was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. As of December 31, 2005, assets under management totaled over $4 billion. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc., is a wholly-owned affiliate of IXIS Asset Management US Group, L.P.

      IXIS is part of IXIS Asset Management Group (“IXIS Group”), an international asset management group based in Paris, France. IXIS Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company. The 14 principal subsidiary or affiliated asset management firms of IXIS Group, collectively had approximately $200 billion in assets under management or administration as of December 31, 2005.

      The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

Additional Information About the Portfolio Managers

      The following provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Fund’s fiscal year ended December 31, 2005.

AllianceBernstein

      AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.

      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernsteins’ publicly traded equity securities.

      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Batterymarch

      Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package available to all Batterymarch employees on a non-discretionary basis.

      The bonus and long-term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term investment performance of the product that the portfolio manager works on. Longer-term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by an individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

•	Portfolio manager assistance in servicing clients; and

•	Porftolio manager contribution to new business development.

      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Capital Guardian (“CGTC”)

      CGTC uses a system of multiple portfolio managers in managing each portfolio’s assets. (In addition, CGTC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization, and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks.

Diversified Research Portfolio

      A research portfolio (“RP”) is managed by a team of analysts. In constructing a RP, one analyst serves in the role of RP coordinator. The RP coordinator facilitates the communication and comparison of investment ideas among analysts. CGTC’s Investment Committee oversees this process.

      For the Diversified Research Portfolio the benchmarks used to measure the performance of the Research Portfolio coordinator include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. CGTC also separately compensates analysts for the quality of their research efforts.

Equity Portfolio

      For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

      For the Equity Portfolio the benchmarks used to measure performance of the portfolio managers include the Russell 1000 Growth Index and a customized Growth index based on the Lipper Growth Funds Index.

Columbia Management

      The portfolio managers receive all of their compensation from Columbia Management and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance. Columbia Management may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Goldman Sachs

Fixed Income Team — Short Duration Bond Portfolio

      Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark for measuring performance of this Portfolio is the Merrill Lynch 1-3 Year Treasury Index.

Growth Team — Concentrated Growth Portfolio

      Base Salary and Performance Bonus. GSAM and the GSAM Growth team’s (the “Growth Team”) compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell 1000 Growth Index.

      The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

      GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

JP Morgan

      J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

      Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

      Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Janus

      The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005.

      The portfolio manager is compensated by Janus for managing the Growth LT and Focused 30 Portfolios and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

      The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

      The Growth LT Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. The Focused 30 Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

Jennison

      Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

      Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

      The following factor will be reviewed for Michael A. Del Balso:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

      The following factor will be reviewed for David Chan:

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

      The following factors will be reviewed for both of the portfolio managers:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Lazard

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

      The Managers International Equity Fund team’s compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.

Loomis Sayles

      Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of two components — base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

      Equity managers. Investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1-, 3- and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Portfolio is the Russell 1000 Growth Index.

      Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

      General. Mutual funds are not included in the firm’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

      Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

      Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

      Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

      Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

MFS

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors with more weight given to the former (generally over 60%) and less weight given to the latter.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Mercury Advisors

      The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates (collectively, “MLIM”) is critical to MLIM’s ability to attract and retain the most talented asset management professionals. MLIM is a Delaware limited partnership of which Merrill Lynch & Co., Inc. (“Merrill Lynch”) is the sole limited partner and Princeton Services, Inc., a wholly owned, indirect subsidiary of Merrill Lynch, is the sole general partner. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM portfolio manager incentive compensation is derived based on portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or the S&P 500 Index and the Russell 2000 Index benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (the “Company”) stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives.

      Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the

Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Neuberger Berman

      A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component inappropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

      Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

NFJ

      Contractual agreements provide the portfolio managers, who are Managing Directors of NFJ, with competitive salaries and all benefits provided to the senior executives of Allianz Global Investors. The managing directors are paid a base salary, which is reviewed annually and compared to the market rates paid for other similarly situated investment professionals with commensurate experience. They are eligible for the NFJ Investment Group Non-Qualified Profit Sharing Plan, which pays the individuals a percentage of the Operating Profit Available for Distribution based on a percentage set by the company’s Management Board. Compensation is tied to successful job performance and growth in assets under management. In addition, all managing directors are eligible for voluntary participation in the NFJ Deferred Award Plan.

      There is no difference between the structure and method used to compensate the portfolio manager assigned to the Portfolio’s account and other portfolio managers in the company.

Oppenheimer

      Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolios and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolios, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

PIMCO

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

      In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Pacific Life

      Pacific Life offers a multi-level compensation structure for portfolio managers, including fixed and incentive bonus compensation. Fixed compensation is given as an annual salary, competitively based on an evaluation and analysis of market advisory compensation amounts. Incentive bonus compensation is a significant component of overall compensation based in part on pre-tax fund performance. In addition, portfolio managers also receive deferred compensation benefits.

Salomon Brothers

      CAM North America LLC (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Van Kampen

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) Awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) Awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three-and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Vaughan Nelson

      Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

      There is no distinction of compensation amongst the Portfolio and any other accounts managed.

Other Accounts Managed

      The following table reflects information regarding accounts other than the portfolio for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	7	$829,851,460	4	$2,327,104,129	86	$12,897,491,069
Kevin F. Simms	7	$829,851,460	4	$2,327,104,129	86	$12,897,491,069
Henry S. D’Auria	7	$829,851,460	4	$2,327,104,129	86	$12,897,491,069
Giulio A. Martini	7	$829,851,460	4	$2,327,104,129	86	$12,897,491,069

International Small-Cap
Charles F. Lovejoy	3	$596,231,412	7	$267,392,478	4	$1,791,455,793
Christopher W. Floyd	3	$596,231,412	7	$267,392,478	4	$1,791,455,793

Diversified Research
Alan J. Wilson	10	$5,778,408,507	8	$2,130,358,699	97	$27,202,235,977

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Equity
David I. Fisher	22	$21,705,324,738	33	$46,789,948,673	324	$103,734,146,195
Jim S. Kang	9	$4,922,578,021	6	$1,710,257,140	85	$20,361,450,954
Michael R. Ericksen	11	$4,803,338,810	23	$17,608,900,252	390	$109,144,416,112
Eric H. Stern	8	$4,433,710,122	6	$1,710,257,140	85	$20,361,450,954
Alan J. Wilson	10	$6,630,800,599	8	$2,130,358,699	97	$27,202,235,977

Technology
Wayne M. Collette	9	$1,282,898,643	1	$7,931,032	22	$464,610,819
Theodore R. Wendell	9	$1,282,898,643	1	$7,931,033	28	$464,735,819

Short Duration Bond
Jonathan A. Beinner	26	$18,279,400,000	57	$25,256,200,000	1,321	$102,317,400,000
James B. Clark	7	$4,265,600,000	18	$10,307,700,000	217	$43,307,400,000
Christopher Sullivan	7	$4,265,600,000	18	$10,307,700,000	217	$43,307,400,000
James McCarthy	7	$4,771,300,000	1	$966,000,000	42	$14,191,800,000

Concentrated Growth
David G. Shell	31	$9,203,078,571	None	N/A	478	$17,632,942,150
Steven M. Barry	31	$9,203,078,571	None	N/A	478	$17,632,942,150
Gregory H. Ekizian	31	$9,203,078,571	None	N/A	478	$17,632,942,150

Diversified Bond
Timothy N. Neumann	6	$2,394,000,000	3	$9,149,000,000	54	$8,464,500,000

Growth LT
David J. Corkins	3	$6,237,083,810	None	N/A	None	N/A

Focused 30
Ron V. Sachs	5	$1,027,567,588	None	N/A	None	N/A

Health Sciences
David Chan	1	$972,578,000	None	N/A	None	N/A
Michael A. Del Balso	16	$11,456,839,000	5	$1,561,670,000	17[1]	$1,452,230,000

Mid-Cap Value
Andrew D. Lacey	13	$3,908,535,723	6	$79,336,434	1,258	$12,434,101,836
Christopher H. Blake	7	$3,638,751,511	2	$55,208,186	90	$1,863,129,560
Gary Buesser	7	$3,638,751,511	2	$55,208,186	87	$1,525,655,325
Robert A. Failla	7	$3,638,751,511	2	$55,208,186	84	$1,139,540,138

Large-Cap Growth
Mark B. Baribeau	8	$1,218,416,657	4	$1,806,654,241	152	$6,042,568,628
Pamela N. Czekanski	7	$1,179,046,872	4	$1,806,654,241	142	$6,084,712,748
Richard D. Skaggs	7	$1,179,046,872	4	$1,806,654,241	114	$5,965,414,097

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Capital Opportunities
Jeffrey C. Constantino	5	$2,252,298,012	None	N/A	None	N/A
Gregory W. Locraft, Jr.	5	$2,252,298,012	None	N/A	None	N/A

International Large-Cap
David R. Mannheim	17	$8,428,057,586	5	$1,431,567,755	84	$15,688,100,513
Marcus L. Smith	10	$7,034,068,480	None	N/A	27	$4,438,638,112

Equity Index
Jeffrey L. Russo	15	$4,534,173,859	27	$11,986,017,692	34	$39,080,034,600
Debra L. Jelilian	13	$3,691,099,004	27	$11,986,017,692	34	$39,080,034,600

Small-Cap Index
Jeffrey L. Russo	15	$4,534,173,859	27	$11,986,017,692	34	$39,080,034,600
Debra L. Jelilian	13	$3,691,099,004	27	$11,986,017,692	34	$39,080,034,600

Fasciano Small Equity
Michael Fasciano	7	$1,350,000,000	None	N/A	1,172	$15,000,000

Small-Cap Value
J. Chris Najork	4	$5,244,646,759	1	$46,336,913	4	$451,798,541
Benno J. Fischer	8	$2,093,582,918	8	$207,055,473	25	$1,007,007,418
Paul A. Magnuson	4	$305,004,325	4	$97,468,073	3	$963,595,330
E. Clifton Hoover	2	$963,304,136	9	$314,838,975	5	$199,828,598

Multi-Strategy
Emmanuel Ferreira	4	$3,409,200,742	None	N/A	None	N/A
Christopher Leavy	10	$9,505,313,397	2	$165,382,935	1	$65,776,780
Angelo Manioudakis	17	$12,460,056,783	6	$194,831,131	1	$39,533,435

Main Street Core
Nikolaos D. Monoyios	13	$23,384,720,023	1	$22,968,642	4	$69,596,000
Marc Reinganum	10	$16,583,672,137	None	N/A	1	$10,000

Emerging Markets
Mark H. Madden	1	$7,265,569,433	6	$541,968,472	2	$319,473,450

Managed Bond
Pasi Hamalainen	10	$4,931,973,556	6	$618,490,426	174	$34,259,718,594

Inflation Managed Bond
John B. Brynjolfsson	18	$34,153,473,453	16	$2,054,216,578	34	$5,767,886,676

Money Market
Dale W. Patrick	1	$17,775,000	None	N/A	54	$76,232,818
Brendan L. Collins	1	$17,775,000	None	N/A	50	$75,856,057

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

High Yield Bond
Michael Long	None	N/A	3	$242,391,000	None	N/A
Lori A. Johnstone	None	N/A	None	N/A	None	N/A

Large-Cap Value
Mark J. McAllister	17	$6,943,196,257	2	$227,058,331	28,212	$4,755,144,380
Robert Feitler	17	$6,943,196,257	2	$227,058,331	28,212	$4,755,144,380

Comstock
B. Robert Baker, Jr.	16	$26,567,977,870	2	$1,204,440,465	18,999	$2,193,152,507
Jason S. Leder	16	$26,567,977,870	2	$1,204,440,465	18,999	$2,193,152,507
Kevin C. Holt	16	$26,567,977,870	2	$1,204,440,465	18,999	$2,193,152,507

Mid-Cap Growth
Dennis P. Lynch	33	$15,594,023,614	4	$1,264,189,243	10,850	$2,896,592,938
David S. Cohen	33	$15,594,023,614	4	$1,264,189,243	10,850	$2,896,592,938
Sam Chainani	33	$15,594,023,614	4	$1,264,189,243	10,850	$2,896,592,938
Alexander Norton	33	$15,594,023,614	4	$1,264,189,243	10,850	$2,896,592,938

Real Estate
Theodore R. Bigman	11	$6,583,346,919	5	$1,472,955,456	768	$2,835,396,290

VN Small-Cap Value
Chris D. Wallis	12	$338,573,606	2	$23,533,159	62	$775,529,406
Mark J. Roach	14	$386,822,968	8	$112,680,359	132	$1,460,160,899
Scott J. Weber	12	$338,573,606	2	$23,533,159	62	$775,529,406

[1]	Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

      The following table reflects information regarding accounts other than the portfolio for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	None	N/A	1	$250,751,510	2	$1,058,418,124
Kevin F. Simms	None	N/A	1	$250,751,510	2	$1,058,418,124
Henry S. D’Auria	None	N/A	1	$250,751,510	2	$1,058,418,124
Giulio A. Martini	None	N/A	1	$250,751,510	2	$1,058,418,124

Diversified Research
Alan J. Wilson	None	N/A	None	N/A	6	$3,544,290,592

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts

Portfolio and	Number of		Total Assets	Number of		Total Assets in	Number of	Total Assets
Portfolio Managers	Accounts		in the Accounts	Accounts		the Accounts	Accounts	in the Accounts

Equity
David I. Fisher	1		$865,393,651	3		$632,420,060	14	$9,389,647,508
James S. Kang	None		N/A	None		N/A	3	$2,847,844,403
Michael R. Ericksen	None		N/A	None		N/A	58	$24,786,166,480
Eric H. Stern	None		N/A	None		N/A	3	$2,847,844,403
Alan J. Wilson	None		N/A	None		N/A	6	$3,544,290,592

Short Duration Bond
Jonathan A. Beinner	None		N/A	14		$7,206,300,000	31	$15,682,600,000
James B. Clark	None		N/A	5		$4,767,400,000	5	$2,414,500,000
Christopher Sullivan	None		N/A	5		$4,767,400,000	5	$2,414,500,000
James McCarthy	None		N/A	None		N/A	7	$4,579,200,000

Concentrated Growth
David G. Shell	None		N/A	None		N/A	15	$2,019,297,679
Steven M. Barry	None		N/A	None		N/A	15	$2,019,297,679
Gregory H. Ekizian	None		N/A	None		N/A	15	$2,019,297,679

Diversified Bond
Timothy N. Neumann	None		N/A	None		N/A	2	$208,000,000

Large-Cap Growth
Mark B. Baribeau	None		N/A	1		$141,403,237	None	N/A
Pamela N. Czekanski	None		N/A	1		$141,403,237	None	N/A
Richard D. Skaggs	None		N/A	1		$141,403,237	None	N/A

International Large-Cap
David R. Mannheim	None		N/A	None		N/A	7	$1,072,078,082
Marcus L. Smith	None		N/A	None		N/A	1	$22,464,868

Equity Index
Jeffrey L. Russo	1	*	$186,422,729	3	*	$1,214,547,159	2	$1,899,269,646
Debra L. Jelilian	1	*	$186,422,729	3	*	$1,214,547,159	2	$1,899,269,646

Small-Cap Index
Jeffrey L. Russo	1	*	$186,422,729	3	*	$1,214,547,159	2	$1,899,269,646
Debra L. Jelilian	1	*	$186,422,729	3	*	$1,214,547,159	2	$1,899,269,646

Managed Bond
Pasi Hamalainen	None		N/A	None		N/A	11	$4,722,303,168

Inflation Managed
John B. Brynjolfsson	None		N/A	None		N/A	8	$3,691,148,196

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	the Accounts	Accounts	in the Accounts

Mid-Cap Growth
Dennis P. Lynch	None	N/A	None	N/A	1	$216,222,553
David C. Cohen	None	N/A	None	N/A	1	$216,222,553
Sam Chainani	None	N/A	None	N/A	1	$216,222,553
Alexander Norton	None	N/A	None	N/A	1	$216,222,553

Real Estate
Theodore R. Bigman	None	N/A	None	N/A	4	$308,178,239

VN Small-Cap Value
Chris D. Wallis	None	N/A	None	N/A	1	$128,893

*	A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portfolio of the Fund may be presented with the following potential conflicts:

AllianceBernstein

      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.

      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Batterymarch

      Actual or potential conflicts may arise in managing the Fund in conjunction with the portfolios of Batterymarch’s other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Fund.

      Although Batterymarch believe that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities

      If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities

      Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

      In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another client account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a “buy” by its stock selection model.

      Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions

      Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Fund. Batterymarch’s supervised persons (to the extent not prohibited by Batterymarch’s Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

      Batterymarch employees may also invest in mutual funds, including the Fund, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders’ interests in the Fund).

Capital Guardian (“CGTC”)

      CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Columbia Management

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia Management (“Advisor”)

believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      “Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Goldman Sachs

      GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

JP Morgan

      The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Diversified Bond Portfolio. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

      Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

      JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Diversified Bond Portfolio or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

      A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Diversified Bond Portfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Diversified Bond Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

      As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

      The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

      Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

      Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Janus

      As shown in the section entitled “Other Accounts Managed”, the portfolio manager may manage other accounts with investment strategies similar to the Growth LT and Focused 30 Portfolios. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolios. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolios are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolios. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Jennison

      In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

      Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

      In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Lazard

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Loomis Sayles

      The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

MFS

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the portfolios as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day.

      Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios’ ability to participate in volume transactions will produce better executions for the Portfolios.

      MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios — for instance, those that pay a higher advisory fee and/or have a performance fee.

Mercury Advisors

      Real, potential or apparent conflicts of interest may arise when the portfolio managers have day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Portfolios and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Portfolio’s managers. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

      To the extent that each Portfolio’s management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where (i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s management team owns an interest in one fund or account he or she manages and not another.

Neuberger Berman

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NFJ

      For standard clients who request access to certain investment opportunities, the portfolio manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

•	Prior to placing a trade, portfolio managers specify their initial allotment. The initial order is documented and electronically time stamped.

•	Orders for the same investment are aggregated by the Trading desk.

•	Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

      It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases and sales.

      General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned relevant portfolio manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.

Oppenheimer

      As indicated above under “Other Accounts Managed”, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolios. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Portfolios, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolios, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolios.

PIMCO

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

      Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Pacific Life

      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Life has not experienced any such conflicts. Pacific Life has adopted policies and procedures to address any potential material conflicts, should they arise.

Salomon Brothers

      Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Van Kampen

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolios of the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Vaughan Nelson

      The potential for material conflicts may arise:

1)	between the investment strategy of the Portfolio and the other accounts managed by the portfolio managers with regard to allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2)	in the allocation of investment opportunities amongst accounts within the strategy pursued by the Portfolio; and

3)	in the allocation of limited investment opportunities between the strategy pursued by the Portfolio and other accounts for which advisory fees are based upon the performance of the account

      The firm maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Beneficial Interest of Portfolio Managers

      As of the Fund’s fiscal year end December 31, 2005, there were no securities beneficially owned by any portfolio managers. In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio’s performance.

Investment Adviser to the Master Funds

      The investment adviser to the Master Funds, Capital Research and Management Company (“CRMC”), founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. CRMC’s research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. CRMC believes that it is able to attract and retain quality personnel. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc.

      The Investment Advisory and Service Agreement (the “CRMC Agreement”) between the Master Funds and CRMC will continue in effect until June 30, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (ii) the vote of a majority of the trustees of the Master Fund who are not parties to the CRMC Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The CRMC Agreement provides that CRMC has no obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the CRMC Agreement. The CRMC Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the CRMC Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

      As compensation for its services, CRMC receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:

      For the Master Growth Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion.

      For the Master Growth-Income Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets greater than $21.0 billion but not exceeding $27 billion; plus 0.222% on net assets in excess of $27 billion.

      For more information regarding CRMC, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

Legal Proceedings

      Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing), and have used mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). As discussed below, some of the Managers have been the subject of formal actions or litigation relating to these matters. None of the proceedings or allegations discussed below relates to Pacific Life, Pacific Select Fund, or any series of Pacific Select Fund. This discussion is based on information provided or in use by each Manager, and has not been independently verified by Pacific Life or the Fund.

      Columbia is the Manager of the Technology Portfolio. In February 2005, Columbia announced settlement agreements with the SEC and the New York Attorney General related to allegations of market timing activity in certain mutual funds in the Columbia family. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against Columbia and certain of its affiliated entities related to issues including, but not necessarily limited to, market timing, failure to file class action claims, valuation of fund portfolio securities, and compensation paid to brokers who sell shares of mutual funds in the Columbia family.

      Janus is the Manager of the Growth LT and Focused 30 Portfolios. In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus’ frequent trading arrangements.

      A number of civil lawsuits were brought against Janus and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

      On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus and its affiliates that were brought on behalf of JCGI’s corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

      The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus) and seeking disgorgement and other monetary relief based on similar market timing allegations.

      In addition to the “market timing” actions described above, Janus is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

      In 2001, Janus’ predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

      Additional lawsuits may be filed against certain of the Janus funds, Janus, and related parties in the future. Janus does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

      MFS is the Manager of the Capital Opportunities and International Large-Cap Portfolios. In February 2004, MFS announced settlement agreements with the SEC and certain state regulators related to allegations of market timing activity in certain mutual funds in the MFS family. In March 2004, MFS announced a settlement agreement with the SEC related to allegations that MFS had preferred brokerage arrangements with certain broker-dealers based on their sales of mutual funds in the MFS family. Multiple lawsuits, including class actions, have been filed against MFS and certain of its affiliated entities alleging market timing, late trading, directed brokerage, and excessive compensation.

      PIMCO is the Manager of the Managed Bond and Inflation Managed Portfolios. PIMCO and certain of its affiliated entities are the subject of lawsuits, including class actions and derivative claims, alleging certain market timing activity and impermissible revenue sharing activity.

      Based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of a Manager to continue to provide to the Fund the services it has agreed to provide.

Distribution of Fund Shares

      Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s Distributor pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.

      Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of the Fund, and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers. PSD serves as the Fund’s Distributor.

Purchases and Redemptions

      Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the International Small-Cap, Diversified Research, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, Capital Opportunities, International Large-Cap, Small-Cap Value, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and VN Small-Cap Value Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the International Small-Cap, Diversified Research, American Funds

Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, Capital Opportunities, International Large-Cap, Small-Cap Index, Fasciano Small Equity, Small-Cap Value, Emerging Markets, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and VN Small-Cap Value Portfolios are not available for Pacific Corinthian variable annuity contracts.

      Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

      Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

      Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract. The Fund has a policy with respect to limitations on transfers. Please refer to the Fund Prospectus for more information on the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the years ended 12/31/05, 12/31/04 and 12/31/03 the Portfolios incurred brokerage commissions as follows:

	Year Ended		Year Ended	Year Ended
Portfolio	12/31/05*		12/31/04*	12/31/03*

International Value	$1,260,657		$674,610	$870,262
Diversified Research	652,138		290,262	336,972
Equity	603,347		410,004	769,936
Technology	919,477		599,992	502,180
Short Duration Bond**	136,056	[1]	114,688 [1]	69,950
Concentrated Growth	109,989		150,680	117,653
Growth LT	1,477,387		1,964,392	2,380,773
Focused 30	217,098		147,274	117,131
Health Sciences	414,480	[2]	553,692	249,811

	Year Ended	Year Ended	Year Ended
Portfolio	12/31/05*	12/31/04*	12/31/03*

Mid-Cap Value	$5,010,126	$4,116,649	$2,876,167
Large-Cap Growth	2,510,538	1,399,142	904,081
Capital Opportunities	511,438	715,741	451,785
International Large-Cap	4,250,147	2,510,335	1,672,053
Equity Index	13,391	25,170	79,746	[3]
Small-Cap Index	72,773	124,346	242,089	[4]
Fasciano Small Equity	400,772	667,239	1,667,147
Small-Cap Value**	729,044	752,467	684,484
Multi-Strategy	302,426	521,404	956,348
Main Street Core	3,316,194	2,471,240	2,105,793
Emerging Markets	3,432,858	1,310,815	519,833
Managed Bond	661,943	695,975	581,262
Inflation Managed	113,798	30,225	16,163
High Yield Bond	6,435	7,000	11,771
Large-Cap Value	3,112,365 [5]	3,449,941 [5]	2,283,760	[5]
Comstock	537,156	613,227	560,927
Mid-Cap Growth	469,080	572,675	831,809
Real Estate	600,304	307,941	265,494
VN Small-Cap Value**	162,050	N/A	N/A

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

**	The Short Duration Bond and the Small-Cap Value Portfolios did not begin operations until May 1, 2003. The VN Small-Cap Value Portfolio did not begin operations until May 1, 2005. The International Small-Cap and Diversified Bond Portfolios did not begin operations until May 1, 2006.

[1]	of which $5,698 and $5,826 was paid to Goldman, Sachs & Co. in 2005 and 2004, respectively, an affiliate of Goldman Sachs Asset Management, L.P. For 2005, 4.19% of the aggregate brokerage commissions were paid to, and 4.87% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Goldman, Sachs, & Co.

[2]	of which $9,434 was paid to Wachovia Capital Markets, LLC in 2005, an affiliate of Jennison Associates LLC. For 2005, 0.89% of the aggregate brokerage commissions were paid to, and 0.43% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Wachovia Capital Markets, LLC.

[3]	of which $6 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc. in 2003, an affiliate of Mercury Advisors.

[4]	of which $18 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., in 2003, an affiliate of Mercury Advisors.

[5]	of which $155,176, $200,539 and $221,406 was paid to Citigroup Global Markets Inc. in 2005, 2004 and 2003, respectively, an affiliate of Salomon Brothers Asset Management Inc. For 2005, 4.99% of the aggregate brokerage commissions were paid to, and 4.72% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Citigroup Global Markets Inc.

      During the year ended December 31, 2005, the International Value, Diversified Research, Equity, Short Duration Bond, Growth LT, Health Sciences, Mid-Cap Value, Large-Cap Growth, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core, Managed Bond,

Inflation Managed, High Yield Bond, Large-Cap Value and Comstock Portfolios acquired and sold securities of their regular broker-dealers and/or the parent company.

      As of December 31, 2005 each Portfolio listed below acquired and held securities of its regular broker-dealers and/or the parent company of its regular broker-dealers:

Portfolio	Securities	Value

		(in thousands)
International Value	UBS AG	$63,499
Diversified Research	J.P. Morgan Chase & Co	$28,557
	State Street Corp.	$161,579
Equity	J.P. Morgan Chase & Co	$1,670
Short Duration Bond	Bear Stearns Cos. Inc.	$11,314
	Credit Suisse Group	$4,272
Growth LT	J.P. Morgan Chase & Co	$53,283
	Goldman Sachs Group Inc.	$11,584
Health Sciences	Citigroup Inc.	$7,300
Mid-Cap Value	State Street Corp.	$158,775
Large-Cap Growth	Lehman Brothers Holdings, Inc.	$12,432
	Goldman Sachs Group Inc.	$23,038
Capital Opportunities	Bank of America Corp.	$1,412
	State Street Corp.	$5,960
International Large-Cap	Morgan Stanley	$103,623
Equity Index	Goldman Sachs Group Inc.	$11,187
	Merrill Lynch & Co Inc	$12,152
	Citigroup Inc.	$47,735
Multi-Strategy	Goldman Sachs Group Inc.	$1,715
	Bear Stearns Cos. Inc.	$2,453
	Merrill Lynch & Co Inc	$1,187
	Lehman Brothers Holdings, Inc.	$1,178
	Citigroup Inc.	$7,585
	Morgan Stanley	$613
	Bank of America Corp.	$8,282
Main Street Core	Prudential Financial Inc.	$7,311
	Citigroup Inc.	$45,142
	Merrill Lynch & Co Inc	$14,629
	Morgan Stanley	$17,373
	Goldman Sachs Group Inc.	$14,226
	J.P. Morgan Chase & Co	$26,485
	Lehman Brothers Holdings, Inc.	$11,176
	State Street Corp.	$3,564
Inflation Managed	Goldman Sachs Group Inc.	$22,668
	Citigroup Inc.	$36,518
	Bear Stearns Cos. Inc.	$20,025
	Lehman Brothers Holdings, Inc.	$23,400
High Yield Bond	Bear Stearns Cos. Inc.	$33,332
	UBS AG	$105,574

Portfolio	Securities	Value

		(in thousands)
Large-Cap Value	J.P. Morgan Chase & Co	$37,896
	Goldman Sachs Group Inc.	$129,529
	State Street Corp.	$93,788
	Merrill Lynch & Co Inc	$47,560
Comstock	Citigroup Inc.	$30,700
	Bank of America Corp.	$29,379
	J.P. Morgan Chase & Co	$8,501
	Merrill Lynch & Co Inc	$7,687

Brokerage Recapture Program

      The Fund may from time to time enter into directed brokerage agreements that can reduce expenses reported to shareholders in its statements of operations, fee table and expense ratios, and/or can increase its reported yields. A directed brokerage agreement consists of an arrangement under which commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. Accordingly, the Adviser has conveyed information regarding these directed brokerage agreements to the Fund’s Managers. The Adviser has directed each Manager to execute transactions through any of the approximately 30 brokers-dealers available in the recapture program, but only if the Manager can obtain best execution. If the Manager does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute through such broker-dealers. In determining whether it can obtain best execution, the Manager may take into account the factors discussed under “Brokerage and Research Services.” A Portfolio may benefit from the recapture commissions obtained through the directed brokerage transactions because credits generated through the directed brokerage transactions may be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). The Fund will not enter into directed brokerage agreements that are intended to promote the distribution of Fund shares.

Portfolio Turnover

      For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

      The increase in the portfolio turnover rate for the Technology, Equity and Large-Cap Growth Portfolios over the last year is primarily due to the fact that the Managers were replaced for these Portfolios. As a result, each Portfolio experienced higher turnover when these Portfolios were transitioned to the new Manager.

Disclosure of Portfolio Holdings

      It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission (“SEC”). The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual prospectus section, under “Additional Pacific Select Fund Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii) must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. Nonetheless, the Fund is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of the Fund’s service providers), and its employees will not trade on the basis of the Fund’s non-public holdings information. The Fund will take steps to amend such agreements as necessary. The Fund’s holdings may also be disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      The Fund currently relies on the contractual and/or legal/ethical obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent the Fund relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. The Fund is seeking to initiate a process whereby Fund service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

      Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day. On each day the New York Stock Exchange (“NYSE”) is open for trading, including when foreign markets are closed, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. NAV will not be determined on days when the NYSE is closed for trading.

      To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      The NAV of the Feeder Portfolios is determined based on the NAV of the Master Funds. Securities of each Master Fund are valued at their NAV. For information regarding the determination of the NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

      The Money Market Portfolio’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by the Fund’s Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Fund’s Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

PERFORMANCE INFORMATION

      The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios and the Master Funds, and the total return of all Portfolios and the Master Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

TAXATION

      The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

      Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”) unless an election is made to be taxed as a partnership, as discussed below.

      To be taxed as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5%

of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses, or in the securities of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

      As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If a Portfolio or Master Fund, as applicable, failed to qualify for treatment as a regulated investment company for any taxable year (assuming that the Portfolio did not elect to be taxed as a partnership, as discussed below), (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio or Master Fund would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

      Some or all of the Portfolios may, however, instead elect to be taxed as partnerships and such an election is being considered. In the event of such an election, an electing Portfolio would not be subject to income tax and any income or gains would instead be taken into account by its partners, Pacific Life and PL&A and any other insurance company separate accounts that may invest in the Portfolio. Any election by the Portfolios to be taxed as partnerships is not expected to have adverse tax consequences for the owners of variable annuity contracts or variable life insurance policies which have the Portfolios as investment options.

      Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each

U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

      If a Portfolio or a Master Fund invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio or a Master Fund may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

      For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

      Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

      The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

      Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Portfolio such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

      For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

      Distributions by a Portfolio taxed as a regulated investment company of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains by such a Portfolio (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as capital gain regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

      The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio taxed as a regulated investment company will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Concentration Policy

      Under each Portfolio’s investment restrictions, except the Technology, Health Sciences, and Real Estate Portfolio’s, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Managers, utilizes its own industry classifications.

Distribution Plans of the Master Funds

      Each Master Fund has adopted a Plan of Distribution (the “Master Fund Plans”) for its Class 2 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Master Fund Plan, the Feeder Portfolios may pay 0.25% of the average daily net assets of the shares of each Master Fund attributable to the applicable Feeder Portfolios (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the Master Fund, provided that the board of trustees of the Master Fund has approved the category of expenses for which payment is being made.

      For additional information regarding the Master Fund Plans, see the Master Funds’ statement of additional information, which is delivered together with this SAI.

Capitalization

      The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

      Under the Fund’s organizational documents, the Trustees and the officers of the Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Fund. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. The Fund will provide indemnification to the Trustees and officers to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the Securities Act of 1933.

Control Persons and Principal Holders of Securities

      As of March 31, 2006, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2006, Pacific Life did not exercise control over any Portfolio.

Voting Rights

      Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

      Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from

Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund’s shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

      State Street Bank and Trust Company of California, NA (“State Street”), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA 90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

      State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

      Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

      The financial statements of the Fund as of December 31, 2005, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2005. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ SAI.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

      The Fund and each of its Portfolio Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Portfolio Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

      The Master Funds’ Investment Adviser has also adopted a Code of Ethics.

Proxy Voting Policies and Procedures

      The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each portfolio manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.

      The Policies set forth each Portfolio Manager’s general position on various proposals. However, a Portfolio Manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Portfolio Manager or its affiliates serve as investment manager. Because each Portfolio Manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Portfolio Manager as prepared and provided by each Portfolio Manager, including identification of the Portfolio(s) managed by that particular Portfolio Manager. The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.

AllianceBernstein

      AllianceBernstein has a fiduciary duty to act solely in the best interests of their clients. AllianceBernstein recognizes that this duty requires them to vote client securities in a timely manner and make voting decisions that are in the best interests of their clients. Consistent with these obligations, AllianceBernstein will disclose our clients’ voting record only to them and as required by mutual fund vote disclosure regulations. Additionally, the proxy committee may choose to respond to surveys regarding past votes.

Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in AllianceBernstein’s clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, AllianceBernstein will apply the following general policies:

      Corporate Governance: AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. AllianceBernstein favors proposals promoting transparency and accountability within a company. AllianceBernstein will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. AllianceBernstein also supports the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

      Elections of Directors: Unless there is a proxy fight for seats on the Board or AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, it will vote in favor of the management proposed slate of directors. That said, AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. AllianceBernstein may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, AllianceBernstein will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, AllianceBernstein may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, AllianceBernstein recognizes that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, AllianceBernstein may vote against the appointment of auditors if the fees for non-audit related services are in excess of 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

      Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, AllianceBernstein will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. AllianceBernstein will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of antitakeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, AllianceBernstein will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. AllianceBernstein will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals AllianceBernstein will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Anti-Takeover Measures: AllianceBernstein believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. AllianceBernstein will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, AllianceBernstein supports proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans and will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, AllianceBernstein will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. AllianceBernstein will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Additionally, AllianceBernstein will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. AllianceBernstein will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, AllianceBernstein will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value and will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. AllianceBernstein may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures and Voting Committees

      AllianceBernstein’s growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how AllianceBernstein should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan is managed or administered by AllianceBernstein, who distributes AllianceBernstein sponsored mutual funds, or has another business or personal relationship that may affect how to vote on the issuer’s proxy. Similarly, there may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. AllianceBernstein believes that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only the clients’ best interests in mind. That said, AllianceBernstein has implemented additional procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and their employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which AllianceBernstein will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how AllianceBernstein intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

      Because under certain circumstances, AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of the clients.

Proxies of Certain Non-U.S. Issuers

      Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AllianceBernstein may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required AllianceBernstein may abstain from voting those shares.

      In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing Alliance’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which they have proxy voting authority, in the case of non-U.S. issuers, they vote proxies on a best effort basis.

Proxy Voting Records

      You may obtain information regarding how the AllianceBernstein voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Batterymarch

      Batterymarch’s primary focus and responsibility is to preserve and enhance its clients’ investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

      Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch’s votes are cast in a consistent manner that place our clients’ interests first.

      Batterymarch’s Proxy Voting Philosophy and Guidelines are an integral part of this document.

Voting and Monitoring Responsibility

      Batterymarch’s Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients’ custodians, reconciling proxy ballots, providing vote recommendations, voting, and recordkeeping and reporting. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s fiduciary obligations are met.

Voting Authority

      Batterymarch assumes voting authority for all client accounts unless a client’s Investment Management Agreement explicitly states otherwise.

How Proxies are Voted

      Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services (“PVS”), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

      Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines. In such cases, provided that Batterymarch’s Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

      Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch’s policy regarding when it may not vote proxies is described below.

Conflicts of Interest

      Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients. With the ability to influence the outcome of a corporation’s shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

      If one or more members of Batterymarch’s investment teams believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch’s compliance personnel will decide whether it presents a material conflict of interest.

      If a conflict of interest is identified, proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

      If Batterymarch’s Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either (a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

When Batterymarch may Not Vote

      Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as “share blocking”). Where share blocking occurs, shares must be “frozen” for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch’s investment personnel.

      ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch’s Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

Recordkeeping and Reporting

      ISS maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Request to Obtain Proxy Voting Information

      Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

Capital Guardian

      Capital Guardian Trust Company (“CGTC”) considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CGTC’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CGTC’s general position on the issue.

      CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

      CGTC associates in the proxy voting department are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst’s recommendation, and decides how to vote.

      Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

      Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

      This summary of CGTC’s Proxy Voting Policy and Procedures is qualified by the full policy.

Columbia Management

      Columbia Management’s (“Advisor’s”) policy is to vote all proxies for each client’s securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board/chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor’s Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee’s functions include annual review of it’s the Advisor’s Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC’s website at http://www.sec.gov.

Goldman Sachs

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

JP Morgan

      The Board of Trustees delegates to the Funds’ investment manager, J.P. Morgan Investment Management Inc. (JP Morgan) and its affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. Most of the securities in which the Funds invest are rarely required, or permitted to vote. JP Morgan ensures that the proxies of portfolio companies are voted in the best interest of the Funds, the Funds’ Board of Trustees adopted JP Morgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting on proxies on specific types of issues. The Guidelines were developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JP Morgan and its affiliates have encountered globally, based on many years of collective investment management experience.

      JP Morgan’s regulatory framework and the business cultures and practices vary from region to region, so the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Not withstanding the variations among the Guidelines, all the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. In general, in the voting proxies of a particular security, JP Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized.

      To oversee and monitor the proxy-voting process, JP Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

      Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JP Morgan will vote the proxy. In addressing any material conflict, JP Morgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JP Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

      The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JP Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JP Morgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JP Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JP Morgan votes against proposals for a super-majority vote to approve a merger.

•	JP Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JP Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JP Morgan generally considers other management compensation proposals on a case-by-case basis.

•	JP Morgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals. In accordance with regulations of the SEC, the Funds’ proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com.

Janus

      The Proxy Voting Guidelines (the “Guidelines”) dated February 2006 below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

      1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

      2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service).

      3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

      5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

      7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

      8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

      In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures dated February 2006

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance and a Portfolio Management representative (or their designee(s)). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group

      The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

1 All references to portfolio managers include assistant portfolio managers.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”

      Janus advises ceratin portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner of the fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

      If the matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Jennison

      Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

      In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

      It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Lazard

Policy:

      As a fiduciary, Lazard Asset Management (“LAM”) is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

      LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

      Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/ Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

      Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

      Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

      Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/ Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

Loomis Sayles

      Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

      All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

      The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy

Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

MFS

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

      The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A.	Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

     Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

      MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-

out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

      MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

      MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

     Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

     Non-Salary Compensation Programs

      Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

     Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

     Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

     Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

     “Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

     Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

     Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

     Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

     Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

     Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

     Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

     Best Practices Standards

      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

     Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

     Foreign Issuers

      MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	Administrative Procedures

 1. MFS Proxy Review Group

      The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

      The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

      In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommenda-

tions from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention

      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

E.	Reports

 MFS Funds

      MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mercury Advisors

      Mercury has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

      To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

      From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties.

      In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Neuberger Berman

      Neuberger Berman has been delegated the authority and responsibility to vote proxies related to the securities held in the Portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Portfolio and its shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

      Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Portfolio. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

      For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

      In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy;

(iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

NFJ

      NFJ Investment Group L.P. (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

      The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

      In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

      To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

      The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Oppenheimer

      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.     Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.     Proxy Voting Committee

      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

          2.     Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

          3.     Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

          5.     Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

          6.     Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures

      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.     Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

OppenheimerFunds Portfolio Proxy Voting Guidelines

1.   OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

•	Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

          AUDITORS

      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting,

and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

      2.6 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10 Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/ retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1 Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/ premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/ offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/ business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13 Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/ compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

PIMCO

Proxy Voting Policy and Procedures(1)

      The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other

1Revised as of Feb 14, 2006.

2These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

clients. (3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations. (4)

      PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

      Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

      These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

      PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

      PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;(6)

3These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

4Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

5For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

6Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

      PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

      Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

      PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

      Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

      PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

      Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

      1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

      2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

      3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

      4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

      5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

      6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

      In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

      1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

      2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

      3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

      4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

      5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

      6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

      1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

      2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

      3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

      4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

      5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

      6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

      1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

      2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

      3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

      1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

      2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

      3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

      4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

      1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

      2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

      3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

      State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

      1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

      2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

      For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

      For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

      1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

      2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

      3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

      4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

      5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

      6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

      7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

      8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

      9. Disposition of Assets/ Termination/ Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

      10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

      11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

      12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

      1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

      2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

      1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

      2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

      3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

      4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

Pacific Life

      Proxy Voting Policy

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the Money Market and High Yield Bond Portfolios. From time to time, voting securities may be held in the High Yield Bond Portfolio as the result of corporate actions or because equity securities may be attached to debt securities purchased by the Portfolio, although such positions are expected to be minimal. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Investment Management Division. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Salomon Brothers

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM North America LLC (“CAM”) has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

I.     Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each

MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

      While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

      Voting Proxies for Certain Non-U.S. Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.     General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     Guidelines

A.     Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.     Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.     Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.     Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.                Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/ Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/ Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. Administration of Policy

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Vaughan Nelson

      Policy

      Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

      Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

      Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on our part, or casting the vote as indicated by Institutional Shareholder Services, “ISS”, (a third-party research firm independent to Vaughan Nelson).

      Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds — whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities — whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities — where the firm does not have a basis on which to offer advice.

      In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that we believe assists in maximizing the value of a portfolio.

      Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

Registration Statement

      This SAI and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid -range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

Form No. 15-17595-25

Form No. 484-6A

Form No. 85-23253-06